                                Coregistrants filing on behalf of:
                              Registration Nos. 002-67029/811-3055
                              Registration Nos. 002-87059/811-3872
                              Registration Nos. 033-49117/811-7051
                              Registration Nos. 002-57265/811-2684
                              Registration Nos. 002-94641/811-4163

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/


         Post-Effective Amendment No. 38                          /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/


         Amendment No. 25                                         /X/


                   T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
                   -----------------------------------------
                Exact Name of Registrant as Specified in Charter


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/


         Post-Effective Amendment No. 30                          /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/


         Amendment No. 23                                         /X/


              T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
              ----------------------------------------------------
                Exact Name of Registrant as Specified in Charter


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/


         Post-Effective Amendment No. 12                          /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/


         Amendment No. 11                                         /X/


              T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.
              ---------------------------------------------------
                Exact Name of Registrant as Specified in Charter

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/


         Post-Effective Amendment No. 48                          /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/


         Amendment No. 27                                         /X/


                    T. ROWE PRICE TAX-FREE INCOME FUND, INC.
                    ----------------------------------------
                Exact Name of Registrant as Specified in Charter


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/


         Post-Effective Amendment No. 24                          /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/


         Amendment No. 21                                         /X/


                  T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
                  --------------------------------------------
                Exact Name of Registrant as Specified in Charter

                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Address of Principal Executive Offices

                                  410-345-2000
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                Henry H. Hopkins
                100 East Pratt Street, Baltimore, Maryland 21202
                ------------------------------------------------
                     Name and Address of Agent for Service


         Approximate Date of Proposed Public Offering July 1, 2002

                                                      ----------------

         It is proposed that this filing will become effective (check appropriate box):

/ /      Immediately upon filing pursuant to paragraph (b)

/X/      On July 1, 2002, pursuant to paragraph (b)

/ /      60 days after filing pursuant to paragraph (a)(1)
//       On (date), pursuant to paragraph (a)(1)
/ /      75 days after filing pursuant to paragraph (a)(2)
/ /      On (date) pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

July 1, 2002

T. ROWE PRICE

Tax-Exempt Money Fund
Tax-Free Short-Intermediate Fund
Tax-Free Intermediate Bond Fund
Tax-Free Income Fund
Tax-Free High Yield Fund

 A family of money and municipal bond funds for investors seeking income exempt from federal income taxes.
(R)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price Tax-Free Funds

  T. Rowe Price Tax-Exempt Money Fund, Inc.
  T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
  T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.
  T. Rowe Price Tax-Free Income Fund, Inc.
  T. Rowe Price Tax-Free High Yield Fund, Inc.

Prospectus


July 1, 2002



              ABOUT THE
1             FUNDS
              Objective, Strategy, Risks, and Expenses    1

              -----------------------------------------------
              Other Information About the                 9
              Funds
              -----------------------------------------------
              Some Characteristics of                    10
              Municipal Securities
              -----------------------------------------------
              Some Basics of
              Fixed-Income                               11
               Investing
              -----------------------------------------------


              T. ROWE PRICE
              ACCOUNT
2             INFORMATION
              Pricing Shares and Receiving               14
              Sale Proceeds
              -----------------------------------------------
              Useful Information on
              Distributions                              15
              and Taxes
              -----------------------------------------------
              Transaction Procedures and                 18
              Special Requirements
              -----------------------------------------------


              MORE ABOUT THE
3             FUNDS
              Organization and Management                21

              -----------------------------------------------
              Understanding Performance Information      23

              -----------------------------------------------
              Investment Policies and Practices          24

              -----------------------------------------------
              Financial Highlights                       35

              -----------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                       40
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                      41

              -----------------------------------------------
              Purchasing Additional Shares               42

              -----------------------------------------------
              Exchanging and Redeeming                   43
              Shares
              -----------------------------------------------
              Rights Reserved by the Funds               45

              -----------------------------------------------
              Information About Your Services            45

              -----------------------------------------------
              T. Rowe Price Brokerage                    48

              -----------------------------------------------
              Investment Information                     49

              -----------------------------------------------
              T. Rowe Pric
              e
               P                                         50
              rivacy Policy
              -----------------------------------------------




 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $159.8 billion, including $8 billion in municipal fixed-income assets, for more than eight million individual and institutional investor accounts as of March 31, 2002.

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------

 What is each fund's objective?

   Tax-Exempt Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

   Tax-Free Short-Intermediate Fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

   Tax-Free Intermediate Bond Fund seeks to provide a high level of income exempt from federal income taxes consistent with moderate price fluctuation by investing primarily in municipal securities.

   Tax-Free Income Fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.

   Tax-Free High Yield Fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.


 What is each fund's principal investment strategy?

 Table 1  Differences Among Funds
                                                                    Expected
                                                                    share price   Expected average
  Fund                 Credit-quality categories         Income*    fluctuation   maturity
 ---------------------
  Money                Two highest                       Low        Stable        90 days or less

  Short-Intermediate   Predominately four highest        Low to     Low to        2 to 5 years
                                                         moderate   moderate

  Intermediate         Two highest                       Moderate   Moderate      5 to 10 years

  Income               Predominately four highest        Moderate   Higher        Over 15 years

  High Yield           Generally low-quality to          High       Higher        Over 15 years
                       upper-medium quality
 ---------------------------------------------------------------------------------------------------


 * relative to each other

   Tax-Exempt Money Fund invests in municipal securities that mature in 13 months or less. The fund's weighted average maturity will not exceed 90 days. While the fund's yield will fluctuate with changes in interest rates, its share price is man-aged to remain stable at $1.00. The fund buys securities within the two highest money market categories as rated by established agencies or, if unrated, by T. Rowe Price. All securities in the fund present minimal credit risks in T. Rowe Price's opinion.

   Tax-Free Short-Intermediate Fund invests primarily in short- and intermediate-term municipal securities. Its weighted average maturity normally ranges from two to five years and is not expected to exceed five years. The fund generally buys investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price. The fund may invest up to 5% of assets in below investment-grade securities with ratings of BB (or the T. Rowe Price equivalent).


   Tax-Free Intermediate Bond Fund invests in investment-grade tax-exempt securities and, normally, at least 80% of its net assets in bonds. There are no maturity limitations on individual securities, but the fund's weighted average maturity will normally range between five and 10 years. The fund buys investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB) as determined by a national rating organization or, if unrated, by T. Rowe Price.


   Tax-Free Income Fund invests primarily in long-term investment-grade municipal securities, and its weighted average maturity is expected to exceed 15 years. The fund may invest up to 5% of assets in below investment-grade securities, including those with the lowest rating or, if unrated, believed by T. Rowe Price to be noninvestment grade.

   Tax-Free High Yield Fund invests a substantial portion of assets in below investment-grade municipal or "junk" bonds and may buy bonds in default as long as they do not exceed 10% of assets. The fund's weighted average maturity is expected to exceed 15 years.

   All funds

   In selecting securities for the money fund, the fund manager may examine relationships among yields of various types and maturities of money market securities in the context of the outlook for interest rates. Similarly, investment decisions for the other funds ("bond funds") reflect the manager's outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities within each fund's maturity range to provide higher yield (and, in the case of the bond funds, greater appreciation potential). Conversely, shorter maturities may be favored if rates are expected to rise. In addition, if our economic out-look is positive, we may take advantage of the bond funds' "baskets" for noninvestment-grade bonds. From time to time, a fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The funds may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality or to shift assets into higher-yielding securities.


   While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.



 What are the main risks of investing in the funds?

   Any of the following could cause a decline in a fund's price or income:

  . Interest rate risk This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

   While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.


  . Credit risk This is the chance that any of the fund's holdings will have their credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. This risk is reduced for the money fund because of the high-rated securities in its portfolio.

   On the other hand, the Tax-Free High Yield Fund is most exposed to this risk because of its high component of noninvestment-grade bonds, which carry a greater risk of default. Lower-quality municipals are vulnerable to real or perceived changes in the business climate and can be less liquid and more volatile.

   While generally considered to be of medium quality, securities in the BBB category are more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. The funds may retain a security whose credit quality is downgraded after purchase.

  . Political risk This is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.

  . Other risks Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government backed.


  . Derivatives risk (bond funds) To the extent the funds use futures, swaps, and other derivatives, they are exposed to additional volatility and potential losses.


  . Risks of the money fund An investment in the money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For example, a sharp and unexpected rise in interest rates in an unusually short period of time or the default of a portfolio security could cause the fund's NAV to fall below $1.00. However, the fund has maintained a constant share price since its inception, and the fund manager will make every effort to continue to meet this objective.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.


   . The yield of each fund will fluctuate with changing market conditions and interest rate levels. The bond funds' share prices will fluctuate as interest rates change, so when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you are investing for maximum tax-free income and can accept sharp price declines in an effort to achieve income exempt from federal income taxes and capital appreciation, the High Yield Fund could be an appropriate part of your overall investment strategy. If you are looking for high income with less volatility and risk, the Income Fund may be more appropriate. If you seek moderate income with still less volatility, the Intermediate Fund could be the proper choice. If you are seeking more income than a money fund offers with low volatility, the Short-Intermediate Fund would be a possibility. Finally, if you are investing for principal stability and liquidity, you should consider the money market fund.

   The funds are inappropriate for tax-deferred accounts, such as IRAs.


   . The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

 How has each fund performed in the past?


   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.




                                     Calendar Year Total Returns
             Fund              "92"       "93"    "94"    "95"   "96"     "97"    "98"    "99"    "00"    "01"
 ----------------------------------------------------------------------------------------------------------
  Tax-Exempt Money    2.53     2.01   2.46    3.40    3.05    3.24    3.08   2.83    3.67   2.44
  Tax-Free
  Short-Intermediate      6.02     6.32    0.33   8.11    4.01    5.30    4.97   0.99    6.76   5.81
  Tax-Free
  Intermediate Bond         --      12.66  -2.62  13.00   4.15    7.24   5.72   -1.26   8.93   5.20
  Tax-Free Income         9.38   12.77   -5.47  17.69   3.27    9.33   5.98   -3.91  12.29  4.39
  Tax-Free High Yield    9.56   12.97   -4.39  16.60   4.98   10.17  5.55   -5.10   8.14   4.66
 ----------------------------------------------------------------------------------------------------------

Tax-Exempt Money              Quarter ended    Total return
 Best quarter                              12/31/00           0.97%
 Worst quarter                           12/31/01           0.41%

Tax-Free Short-Intermediate   Quarter ended    Total return
 Best quarter                                 3/31/95           2.67%
 Worst quarter                               3/31/94          -1.25%

Tax-Free Intermediate Bond    Quarter ended    Total return
 Best quarter                                 3/31/95           5.01%
 Worst quarter                               3/31/94          -3.79%

Tax-Free Income               Quarter ended    Total return
 Best quarter                               3/31/95           6.85%
 Worst quarter                             3/31/94          -5.70%

Tax-Free High Yield           Quarter ended    Total return
 Best quarter                             3/31/95           6.15%
 Worst quarter                           3/31/94          -4.28%







 The Tax-Exempt Money    The Tax-Free Short-Intermediate Fund's return for the
 Fund's return for the   three
 three months             months ended 3/31/02 was 0.37%.
 ended 3/31/02 was
 0.27%.




 The Tax-Free            The Tax-Free Income Fund's return for the
 Intermediate Bond       three
 Fund's return for the    months
 three months ended      ended 3/31/02 was 0.90%.
 3/31/02 was 0.69%.


            The Tax-Free High Yield Fund's return for the three months ended 3/31/02 was 1.23%.

 Table 2  Average Annual Total Returns
                                    Periods ended
                                  December 31, 2001
                                          Shorter of 10 years
                         1 year  5 years  or since inception    Inception date
 ------------------------
  Tax-Exempt Money Fund  2.44%    3.05%          2.87%             4/08/81
  Lipper Tax-Exempt
  Money Market Funds
  Average                2.21     2.91           2.78
  Tax-Free Short-Intermediate Fund
  Returns before taxes   5.81     4.75           4.84              12/23/83
  Returns after taxes
  on distributions       5.81     4.69           4.81
  Returns after taxes
  on distributions and
  sale of fund shares    5.15     4.63           4.74
  Lehman Brothers
  3-Year General
  Obligation Municipal
  Bond Index             6.33     5.00           5.19
  Lipper
  Short-Intermediate
  Municipal Debt Funds
  Average                4.84     4.19           4.88
  Tax-Free Intermediate Bond Fund
  Returns before taxes   5.20     5.11           5.87              11/30/92
  Returns after taxes
  on distributions       5.20     5.05           5.80
  Returns after taxes
  on distributions and
  sale of fund shares    4.92     4.98           5.64
  Lehman Brothers
  7-Year Municipal Bond
  Index                  5.18     5.55           5.94
  Lipper Intermediate
  Municipal Debt Funds
  Average                4.53     4.83           5.48
  Tax-Free Income Fund
  Returns before taxes   4.39     5.47           6.34              10/26/76
  Returns after taxes
  on distributions       4.39     5.44           6.25
  Returns after taxes
  on distributions and
  sale of fund shares    4.65     5.43           6.19
  Lehman Brothers
  Municipal Bond Index   5.13     5.98           6.63
  Lipper General
  Municipal Debt Funds   3.90     4.78           5.85
  Average
 ------------------------------------------------------------------------------
  Tax-Free High Yield Fund
  Returns before taxes   4.66     4.55           6.11              3/01/85
  Returns after taxes
  on distributions       4.66     4.53           5.99
  Returns after taxes
  on distributions and
  sale of fund shares    5.14     4.78           6.08
  Lehman Brothers
  Revenue Bond Index     5.42     6.03           6.83
  Lipper High Yield
  Municipal Debt Funds   4.95     3.77           5.25
  Average
 ------------------------------------------------------------------------------

 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.


 Money funds are not required to show after-tax returns.


 What fees or expenses will I pay?


   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


Table 3  Fees and Expenses of the Funds*
                                                  Annual fund operating expenses
                                           (expenses that are deducted from fund assets)
                                          Management       Other       Total annual fund
  Fund                                        fee        expenses     operating expenses
 -------------------------------------------------------------------------------------------
  Tax-Exempt Money                           0.42%         0.11%             0.53%
                                         ---------------------------------------------------
  Tax-Free Short-Intermediate                0.42          0.10              0.52
                                         ---------------------------------------------------
  Tax-Free Intermediate Bond                 0.37          0.23              0.60
                                         ---------------------------------------------------
  Tax-Free Income                            0.47          0.07              0.54
                                         ---------------------------------------------------
  Tax-Free High Yield                        0.62          0.09              0.71
 ------------------------------------------------------------------------------------------------



 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Transaction Procedures and

   Special Requirements--Small Account Fees.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:



     Fund                         1 year  3 years  5 years  10 years
    -----------------------------------------------------------------------
     Tax-Exempt Money              $54     $170     $296      $665
                                  ------------------------------------
     Tax-Free Short-Intermediate    53      167      291       653
                                  ------------------------------------
     Tax-Free Intermediate Bond     61      192      335       750
                                  ------------------------------------
     Tax-Free Income                55      173      302       677
                                  ------------------------------------
     Tax-Free High Yield            73      227      395       883
    -----------------------------------------------------------------------





 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the funds' potential rewards?

   The regular income dividends you receive from the funds should be exempt from federal income taxes.

   Tax-Exempt Money Fund is expected to provide a high level of tax-free income consistent with price stability.

   Tax-Free Short-Intermediate Fund is the most conservative of the four bond funds; its price fluctuation should be modest and its income should be higher than the money fund's but lower than the other bond funds.

   Tax-Free Intermediate Bond Fund should provide higher income and volatility than the Short-Intermediate Fund but less than the other bond funds.


   Tax-Free Income Fund should provide higher income and volatility than the funds with shorter maturities as well as the potential for capital appreciation. It may take on additional interest rate risk in achieving its objective, but will seek to cushion losses from rising interest rates.


   Tax-Free High Yield Fund is the most aggressive of these funds. Its income should be the highest because the average credit quality of its holdings is lowest.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on a fund's net asset value.
  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.



 SOME CHARACTERISTICS OF MUNICIPAL SECURITIES
 ----------------------------------------------------------

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipals and municipal funds?


   The regular income dividends you receive should be exempt from regular federal income taxes. However, fund capital gain distributions are taxable to you. (Please see Useful Information on Distributions and Taxes -Taxes on Fund Distributions.)



   . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Useful Information on Distributions and Taxes -Tax Information.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.


 Table 4  Taxable-Equivalent Yields
  If your                                    A tax-free yield of
  federal tax                      1%    2%    3%    4%    5%    6%     7%
  rate is:                                equals a taxable yield of:
  27%                              1.4%  2.7%  4.1%  5.5%  6.9%  8.2%   9.6%
                                   -------------------------------------------
  30%                              1.4   2.9   4.3   5.7   7.1   8.6   10.0
                                   -------------------------------------------
  35%                              1.5   3.1   4.6   6.2   7.7   9.2   10.8
                                   -------------------------------------------
  38.6%                            1.6   3.3   4.9   6.5   8.1   9.8   11.4
 ----------------------------------------------------------------------------------





 SOME BASICS OF FIXED-INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)

 Is yield the same as total return?

   Not for bond funds. A fund's total return is the result of reinvested distributions from income and capital gains and the change in share price for a given period. Income is always a positive contributor to total return and can either enhance a rise in share price or help offset a price decline. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?


   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on, or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.



 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)


 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 5.




 Table 5  How Interest Rates May Affect Bond Prices
                                         Price per $1,000 of a Municipal Bond if Interest Rates:
  Bond maturity   Coupon                          Increase                                    Decrease
                                   1 percent                    2 percent             1 percent      2 percent
  1 year          1.90%              $990                         $981                 $1,010         $1,020
                          ----------------------------------------------------------------------------------------
  3 years         2.88                972                          945                  1,029          1,059
                          ----------------------------------------------------------------------------------------
  5 years         3.41                956                          913                  1,047          1,096
                          ----------------------------------------------------------------------------------------
  10 years        4.18                923                          852                  1,085          1,179
                          ----------------------------------------------------------------------------------------
  20 years        5.05                885                          787                  1,136          1,298
                          ----------------------------------------------------------------------------------------
  30 years        5.19                864                          755                  1,170          1,384
 ----------------------------------------------------------------------------------------------------------------------




 The table reflects yields on AAA rated municipals as of April 30, 2002. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.



 What are the major differences between money market and bond funds?

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

 T. ROWE PRICE ACCOUNT INFORMATION
   Here are some procedures you should know when investing in the T. Rowe Price family of tax-free bond and money market funds.



 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------

 How and when shares are priced


   The share price (also called "net asset value" or NAV per share) for all funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Amortized cost is used to price securities held by money market funds.



   . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

 How you can receive the proceeds from a sale


   . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.


   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.


  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.


   . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   The following table provides details on dividend payments.



 Table 6  Tax-Free Funds Dividend Payment Schedule
  Fund                                                                Dividends
  Money market funds                                .
                                                     Declared daily to shareholders of record as of
                                                     12 noon ET on that day. Purchases made after
                                                     12 noon ET receive the dividend on the next
                                                     business day after payment has been received.

                                                    . Paid on the first business day of each month.
 ----------------------------------------------------------------------------------------------------
  Bond funds                                        .
                                                     Declared daily to shareholders of record as of
                                                     4 p.m. ET the previous business day. Purchases
                                                     made after
                                                     4 p.m. ET receive the dividend on the next
                                                     business day after payment has been received.

                                                    . Paid on the first business day of each month.
 ---------------------------------------------------------------------------------------------------------




   Bond or money fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.



 Capital gain payments


   If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year. A capital gain payment is normally a taxable distribution.


   Capital gain payments are not expected in money market funds, which are managed to maintain a constant share price.


   . A capital gain or loss is the difference between the purchase and sale price of a security.

   Tax Information

   . You will be sent timely information for your tax filing needs.


   Although the regular monthly income dividends you receive from a fund are expected to be exempt from federal income taxes, you need to be aware of the possible tax consequences when:


  . You sell fund shares, including an exchange from one fund to another. . A fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost" single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."


   To help you maintain accurate records, we send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.


   Taxes on fund distributions

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. Dividends are expected to be tax-exempt.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   Gains and losses realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent a fund invests in these securities, the likelihood of a taxable gain distribution will be increased.



   . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.


   . The preceding tax information summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment

   If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.


   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly pur-chased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and online account transactions

   You may access your account or conduct transactions using the telephone or Tele*Access, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.


   Redemptions over $250,000
   Large redemptions can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem
   (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.


   Frequent trades or market timing in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, each fund has adopted the following excessive trading policies.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale or one sale and one purchase involving the same fund within any 120-day period. If you exceed this limit, or if your trading activity involves market timing, you may be barred indefinitely and without further notice from further purchases of the
   T. Rowe Price funds.


   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).


  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, recordkeeper, or other third party, you can make one purchase and one sale or one sale and one purchase involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you may be barred indefinitely and without further notice from further purchases of the T. Rowe Price funds. Systematic purchases and redemptions are exempt from this policy. Purchase instructions accepted by intermediaries in violation of this excessive trading policy or from persons believed to be market timers are subject to rejection or cancellation by the funds.



 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.


 Small Account Fees


   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.



 Signature Guarantees


   . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:


  . Written requests 1) to redeem over $100,000 or 2) to wire redemption proceeds when prior bank account authorization is not on file.

  . Remitting redemption proceeds to any person, address, or bank account not on record.
  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.
  . Establishing certain services after the account is opened.


   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The funds are "diversified, open-end investment companies," or mutual funds, and were incorporated in Maryland as follows: Tax-Exempt Money Fund, 1980; Tax-Free Short-Intermediate Fund, 1983; Tax-Free Insured Intermediate Bond Fund, 1992; Tax-Free Income Fund, 1976; and Tax-Free High Yield Fund, 1984. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.


   . Shareholders benefit from T. Rowe Price's 65 years of investment management experience.



 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in income and capital gain distributions. . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
   If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

 Who runs the funds?

   General Oversight
   Each fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).


   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. The Investment Advisory Committees comprise the following members:


   Tax-Exempt Money Fund Joseph K. Lynagh, Chairman, M. Helena Condez, G. Richard Dent, T. Dylan Jones, Marcy M. Lash, Mary J. Miller, and Edward A. Wiese. Mr. Lynagh has been chairman of the fund's committee since 2000. He joined T. Rowe Price in 1991 and has worked as a municipal bond trader since 1994.

   Tax-Free Short-Intermediate Bond Fund Charles B. Hill, Chairman, Linda A. Brisson, Marcy M. Lash, Joseph K. Lynagh, Konstantine B. Mallas, Mary J. Miller, and Timothy G. Taylor. Mr. Hill has been chairman of the fund's committee since 1997. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

   Tax-Free Intermediate Bond Fund Charles B. Hill, Chairman, Eric N. Mader, Konstantine B. Mallas, Mary J. Miller, Stephen P. Richter, and Timothy G. Taylor. Mr. Hill has been chairman of the fund's committee since 1997. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

   Tax-Free Income Fund Mary J. Miller, Chairman, Charles B. Hill, Alan D. Levenson, Konstantine B. Mallas, Hugh D. McGuirk, and Stephen P. Richter. Ms. Miller has been chairman of the committee since 1997. She joined T. Rowe Price in 1983 and has been managing investments since 1987.

   Tax-Free High Yield Fund James M. Murphy, Chairman, R. Lee Arnold Jr., G. Richard Dent, Konstantine B. Mallas, Mary J. Miller, and Stephen P. Richter. Mr. Murphy has been chairman of the Committee since 2002. Prior to joining T. Rowe Price in 2000, he was a portfolio manager for Prudential Investments.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


   Group Fee Schedule
    0.334%*           First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------




   * Represents a blended group fee rate containing various break points.


   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $92 billion at February 28, . 2002, the group fee was 0.32%. . The individual fund fees are as follows: Money, 0.10%; Short-Intermediate, 0.10%; Intermediate, 0.05%; Income, 0.15%; and High Yield, 0.30%.




 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------

   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements,

   and in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.


   Money funds may advertise a current yield, reflecting the latest seven-day income annualized, and an "effective" yield, which assumes the income has been reinvested in the fund.




 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.


   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are dis-cussed with shareholders in fund reports. Fund investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in residual interest bonds are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities

   In seeking to meet its investment objective, each fund may invest in any type of municipal security or instrument (including, for the bond funds, certain poten tially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe the principal types of fund securities and investment management practices.


   Fundamental policy Each fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the outstanding voting securities of the issuer would be held by the funds.


   Operating policy (money fund) Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, the money fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees. Additionally, the fund may invest up to 25% of its total assets in the first tier securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days.

   Municipal Securities
   Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.


   . In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities

   While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) is included in the alternative minimum tax (AMT) calculation. However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. For further information, please see Useful Information on Distributions and Taxes-Tax Information.


   Fundamental policy Under normal market conditions, the funds will not purchase any security if, as a result, less than 80% of the funds' income would be exempt from federal income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the funds may invest without limit in high-quality, short-term securities whose income is subject to federal income tax.

   Operating policy (Tax-Exempt Money and Tax-Free Income) Fund investments will not be made in AMT securities.

   Operating policy Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

   In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.


   Securities With "Puts"

   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. The money fund typically purchases a significant number of these securities. If a put feature terminates prior to being exercised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements

   Fund securities can have the following features:


  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities

  . Derivatives A derivative is a financial instrument whose value is derived from an underlying security, such as a stock or bond, or from a market benchmark such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as stripped mortgage securities, swaps, and structured notes. Investment managers have used derivatives for many years.

   We invest in derivatives only if the expected risks and rewards are consistent with the fund's objective, policies, and overall risk profile as described in this prospectus. We use derivatives in situations where they may enable the fund to increase yield, hedge against a decline in principal, invest in other asset classes more efficiently and at a lower cost, or adjust duration.

   The bond funds will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of 1) a five-year investment-grade bond for the Short-Intermediate Fund; 2) a 5- to 10-year investment-grade bond for the Intermediate Bond Fund; or, 3) a long-term (over 15-year maturity) investment-grade bond for the Income and High Yield Funds. The money fund does not invest in high-risk, highly leveraged derivatives.


   Derivatives and synthetics in which the funds may invest include:


  . Interest Rate Futures (bond funds) Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, futures (and options on futures) may be bought or sold in an effort to accomplish any number of objectives, including: to hedge against a potentially unfavorable change in interest rates and to adjust fund exposure to the municipal bond market; to protect portfolio value; to enhance income; to serve as a cash management tool; and to adjust portfolio duration.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of net asset value.


  . Residual Interest Bonds (bond funds) (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.


   Operating policy Fund investments in residual interest bonds are limited to 10% of total assets.


  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.


  . Embedded Interest Rate Swaps and Caps (bond funds) In a fixed-rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed-income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.


   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect fund total return.


   Operating policy Fund investments in embedded interest rate swaps and caps are limited to 10% of total assets.

  . Swaps (bond funds) The funds may enter into interest rate, index, total return, and credit swap agreements. The funds may also enter into options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; to enhance income or total return; to protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

   There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the funds. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return and the other party to a swap agreement could default on its obligations or refuse to cash out a fund's investment at a reasonable price, which could turn an expected gain into a loss.

   Operating policies The funds will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.


   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy The bond funds may invest up to 15% (10% for the money fund) of fund net assets in illiquid securities, including unmarketable private placements.

 Types of Investment Management Practices

   Reserve Position (bond funds)
   A portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions provide flexibility in meeting redemptions, paying expenses, and in the timing of new investments; can help in structuring each fund's weighted average maturity; and serve as a short-term defense during periods of unusual market volatility. Fund reserve positions can consist of shares of one or more T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves (which may not be tax-exempt). The effect of taking such a position is that the funds may not achieve their investment objectives.

   When-Issued Securities (all funds) and Forwards (bond funds)

   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Interest is not earned on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Borrowing Money and Transferring Assets

   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.


   Fundamental policy  Borrowings may not exceed 33/1//\\/3/\\% of total assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.


   Portfolio Turnover (bond funds)

   Turnover is an indication of frequency of trading. Each fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of each fund's investment program, its portfolio turnover rate may exceed 100%. A high turnover rate may increase transaction costs, result in additional capital gain distributions, and reduce fund total return. The bond funds' portfolio turnover rates are shown in the Financial Highlights table.


   Sector Concentration

   It is possible that each fund could have a considerable amount of assets (25% or more) in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care bonds.


   High-Yield, High-Risk Bonds (High Yield, Income, and Short-Intermediate
   Funds)
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk," may fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn, or rising interest rates, could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.


   Operating policy The Tax-Free High Yield Fund may invest without limit in below-investment-grade securities. The Tax-Free Income Fund may invest up to 5% of total assets in below-investment-grade securities. The Tax-Free Short-Intermediate Fund may invest up to 5% of total assets in below-investment-grade securities with ratings of BB by a national rating agency (or, if unrated, the T. Rowe Price equivalent).


   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk.

   High-yield bonds, also called "junk" bonds, are those rated below BBB.

   Table 7 shows the rating scale used by the major rating agencies, and Table 8 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 7  Ratings of Municipal Debt Securities
                                              Moody's        Standard
                                              Investors      & Poor's         Fitch
                                              Service, Inc.  Corporation      IBCA, Inc.           Definition
  Long Term                                    Aaa            AAA              AAA                  Highest quality
                                              --------------------------------------------------------------------------------------
                                               Aa             AA               AA                   High quality
                                              --------------------------------------------------------------------------------------
                                               A              A                A                    Upper medium grade
                                              --------------------------------------------------------------------------------------
                                               Baa            BBB              BBB                  Medium grade
                                              --------------------------------------------------------------------------------------
                                               Ba             BB               BB                   Speculative
                                              --------------------------------------------------------------------------------------
                                               B              B                B                    Highly speculative
                                              --------------------------------------------------------------------------------------
                                               Caa            CCC, CC          CCC, CC              Vulnerable to default
                                              --------------------------------------------------------------------------------------
                                               Ca             C                C                    Default is imminent
                                              --------------------------------------------------------------------------------------
                                               C              D                DDD, DD, D           Probably in default

                                              Moody's                         S&P                            Fitch IBCA
  Short Term                                   MIG1/ VMIG1    Best quality     SP1+   Very strong quality     F-1+   Exceptionally
                                                                               SP1    Strong grade                   strong quality
                                                                                                              F-1    Very strong
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               MIG2/ VMIG2    High quality     SP2    Satisfactory grade      F-2    Good credit
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               MIG3/ VMIG3    Favorable quality                               F-3    Fair credit
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               MIG4/ VMIG4    Adequate quality
                                              --------------------------------------------------------------------------------------
                                               SG             Speculative      SP3    Speculative grade       F-5    Weak credit
                                                              quality                                                quality
                                              --------------------------------------------------------------------------------------
  Commercial                                   P-1            Superior         A-1+   Extremely strong        F-1+   Exceptionally
  Paper                                                       quality                 quality                        strong quality
                                                                               A-1    Strong quality          F-1    Very strong
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               P-2            Strong quality   A-2    Satisfactory quality    F-2    Good credit
                                                                                                                     quality
                                              --------------------------------------------------------------------------------------
                                               P-3            Acceptable       A-3    Adequate quality        F-3    Fair credit
                                                              quality          B      Speculative quality     F-5    quality
                                                                               C      Doubtful quality               Weak credit
                                                                                                                     quality
 -----------------------------------------------------------------------------------------------------------------------------------

 Table 8  Explanation of Quality Ratings
                                        Bond
                                        Rating    Explanation
  Moody's Investors                      Aaa       Highest quality, smallest degree of
  Service, Inc.                                    investment risk.
                                        -----------------------------------------------------
                                         Aa        High quality; together with Aaa bonds,
                                                   they compose the high-grade bond group.
                                        -----------------------------------------------------
                                         A         Upper-medium-grade obligations; many
                                                   favorable investment attributes.
                                        -----------------------------------------------------
                                         Baa       Medium-grade obligations; neither highly
                                                   protected nor poorly secured. Interest
                                                   and principal appear adequate for the
                                                   present, but certain protective elements
                                                   may be lacking or may be unreliable over
                                                   any great length of time.
                                        -----------------------------------------------------
                                         Ba        More uncertain with speculative
                                                   elements. Protection of interest and
                                                   principal payments not well safeguarded
                                                   in good and bad times.
                                        -----------------------------------------------------
                                         B         Lack characteristics of desirable
                                                   investment; potentially low assurance of
                                                   timely interest and principal payments
                                                   or maintenance of other contract terms
                                                   over time.
                                        -----------------------------------------------------
                                         Caa       Poor standing, may be in default;
                                                   elements of danger with respect to
                                                   principal or interest payments.
                                        -----------------------------------------------------
                                         Ca        Speculative in high degree; could be in
                                                   default or have other marked
                                                   shortcomings.
                                        -----------------------------------------------------
                                         C         Lowest rated. Extremely poor prospects
                                                   of ever attaining investment standing.
                                        ----------------------------------------------------------
  Standard & Poor's                      AAA       Highest rating; extremely strong
  Corporation                                      capacity to pay principal and interest.
                                        -----------------------------------------------------
                                         AA        High quality; very strong capacity to
                                                   pay principal and interest.
                                        -----------------------------------------------------
                                         A         Strong capacity to pay principal and
                                                   interest; somewhat more susceptible to
                                                   the adverse effects of changing
                                                   circumstances and economic conditions.
                                        -----------------------------------------------------
                                         BBB       Adequate capacity to pay principal and
                                                   interest; normally exhibit adequate
                                                   protection parameters, but adverse
                                                   economic conditions or changing
                                                   circumstances more likely to lead to
                                                   weakened capacity to pay principal and
                                                   interest than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB, B,    Predominantly speculative with respect
                                         CCC, CC   to the issuer's capacity to meet
                                                   required interest and principal
                                                   payments. BB - lowest degree of
                                                   speculation;
                                                   CC - the highest degree of speculation.
                                                   Quality and protective characteristics
                                                   outweighed by large uncertainties or
                                                   major risk exposure to adverse
                                                   conditions.
                                        -----------------------------------------------------
                                         D         In default.
                                        ----------------------------------------------------------
  Fitch IBCA, Inc.                       AAA       Highest quality; obligor has
                                                   exceptionally strong ability to pay
                                                   interest and principal, which is
                                                   unlikely to be affected by reasonably
                                                   foreseeable events.
                                        -----------------------------------------------------
                                         AA        Very high quality; obligor's ability to
                                                   pay interest and principal is very
                                                   strong. Because bonds rated in the AAA
                                                   and AA categories are not significantly
                                                   vulnerable to foreseeable future
                                                   developments, short-term debt of these
                                                   issuers is generally rated F-1+.
                                        -----------------------------------------------------
                                         A         High quality; obligor's ability to pay
                                                   interest and principal is considered to
                                                   be strong, but may be more vulnerable to
                                                   adverse changes in economic conditions
                                                   and circumstances than higher-rated
                                                   bonds.
                                        -----------------------------------------------------
                                         BBB       Satisfactory credit quality; obligor's
                                                   ability to pay interest and principal is
                                                   considered adequate. Unfavorable changes
                                                   in economic conditions and circumstances
                                                   are more likely to adversely affect
                                                   these bonds and impair timely payment.
                                                   The likelihood that the ratings of these
                                                   bonds will fall below investment grade
                                                   is higher than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB,       Not investment grade; predominantly
                                         CCC,      speculative with respect to the issuer's
                                         CC, C     capacity to pay interest and principal
                                                   in accordance with the terms of the
                                                   obligation for bond issues not in
                                                   default. BB is the least speculative. C
                                                   is the most speculative.
 -------------------------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 9, which provides information about each fund's financial history, is based on a single share outstanding throughout the periods shown. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or (if applicable) redemption fees). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.


 Table 9  Financial Highlights
                                        Year ended February 28
  Tax-Exempt Money         1998       1999     2000/a/      2001       2002
 ------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
  Income From Investment Operations
  Net investment income     0.032      0.029      0.029      0.036      0.021
                         -------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and                 --         --         --         --         --
  unrealized)
                         -------------------------------------------------------
  Total from investment
  operations                0.032      0.029      0.029      0.036      0.021
  Less Distributions
  Dividends (from net      (0.032)    (0.029)    (0.029)    (0.036)    (0.021)
  investment income)
                         -------------------------------------------------------
  Distributions (from          --         --         --         --         --
  capital gains)
                         -------------------------------------------------------
  Total distributions      (0.032)    (0.029)    (0.029)    (0.036)    (0.021)
                         -------------------------------------------------------
  Net asset value,       $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
  end of period
                         -------------------------------------------------------
  Total return               3.24%      2.97%      2.94%      3.67%      2.12%
  Ratios/Supplemental Data
  Net assets, end of     $740,757   $710,569   $669,615   $730,782   $724,084
  period (in thousands)
                         -------------------------------------------------------
  Ratio of expenses to       0.52%      0.52%      0.53%      0.53%      0.53%
  average net assets
                         -------------------------------------------------------
  Ratio of net income        3.20%      2.93%      2.91%      3.61%      2.10%
  to average net assets
 ------------------------------------------------------------------------------------



 /a /      Year ended February 29.

 Table 9  Financial Highlights (continued)
                                          Year ended February 28
  Tax-Free
  Short-Intermediate       1998       1999     2000/a/      2001       2002
 ------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $   5.35   $   5.37   $   5.39   $   5.20   $   5.38
  Income From Investment Operations
  Net investment income      0.22       0.22       0.21       0.23       0.21
                         -------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and               0.05       0.04      (0.18)      0.18       0.10
  unrealized)
                         -------------------------------------------------------
  Total from investment
  operations                 0.27       0.26       0.03       0.41       0.31
  Less Distributions
  Dividends (from net       (0.22)     (0.22)     (0.21)     (0.23)     (0.21)
  investment income)
                         -------------------------------------------------------
  Distributions (from       (0.03)     (0.02)     (0.01)        --         --
  capital gains)
                         -------------------------------------------------------
  Total distributions       (0.25)     (0.24)     (0.22)     (0.23)     (0.21)
                         -------------------------------------------------------
  Net asset value,       $   5.37   $   5.39   $   5.20   $   5.38   $   5.48
  end of period
                         -------------------------------------------------------
  Total return               5.28%      4.90%      0.67%      7.97%      5.92%
  Ratios/Supplemental Data
  Net assets, end of     $438,951   $459,319   $404,634   $415,813   $471,780
  period (in thousands)
                         -------------------------------------------------------
  Ratio of expenses to       0.54%      0.53%      0.53%      0.53%      0.52%
  average net assets
                         -------------------------------------------------------
  Ratio of net income        4.23%      4.06%      4.07%      4.27%      3.92%
  to average net assets
                         -------------------------------------------------------
  Portfolio turnover         76.8%      39.9%      49.7%    40.7%/b/     30.0%
  rate
 ------------------------------------------------------------------------------------



 /a /      Year ended February 29.


 /b/
   Excludes the effect of the acquisition of the Virginia Short-Term Bond Fund's assets.

 Table 9  Financial Highlights (continued)
                                             Year ended February 28
  Tax-Free Intermediate Bond
                                1998        1999     2000/a/       2001       2002
 -------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period         $  10.80    $  11.06   $  11.13    $  10.46   $  11.00
  Income From Investment Operations
  Net investment income          0.48/b/      0.48       0.48        0.49       0.48
                              ---------------------------------------------------------
  Net gains or losses on
  securities (both realized       0.29        0.10      (0.63)       0.54       0.20
  and unrealized)
                              ---------------------------------------------------------
  Total from investment
  operations                      0.77        0.58      (0.15)       1.03       0.68
  Less Distributions
  Dividends (from net            (0.48)      (0.48)     (0.48)      (0.49)     (0.48)
  investment income)
                              ---------------------------------------------------------
  Distributions (from            (0.03)      (0.03)     (0.04)         --         --
  capital gains)
                              ---------------------------------------------------------
  Total distributions            (0.51)      (0.51)     (0.52)      (0.49)     (0.48)
                              ---------------------------------------------------------
  Net asset value,            $  11.06    $  11.13   $  10.46    $  11.00   $  11.20
  end of period
                              ---------------------------------------------------------
  Total return                    7.31%/b/    5.37%     (1.37)%     10.12%      6.30%
  Ratios/Supplemental Data
  Net assets, end of period   $108,256    $121,053   $111,844    $120,583   $136,869
  (in thousands)
                              ---------------------------------------------------------
  Ratio of expenses to            0.65%/b/    0.65%      0.63%       0.60%      0.60%
  average net assets
                              ---------------------------------------------------------
  Ratio of net income to          4.43%/b/    4.35%      4.46%       4.62%      4.32%
  average net assets
                              ---------------------------------------------------------
  Portfolio turnover rate         56.1%       24.3%      47.6%       17.3%      19.7%
 -------------------------------------------------------------------------------------------



 /a/       Year ended February 29.


 /b/
   Excludes expenses in excess of a 0.65% voluntary expense limitation in effect March 1, 1996 through February 28, 1998.

 Table 9  Financial Highlights (continued)
                                      Year ended February 28
  Tax-Free Income            1998     1999    2000/a/    2001     2002
 ------------------------------------------------------------------------------

  Net asset value,
  beginning of period       $ 9.59   $ 9.95   $ 9.94    $ 9.10   $ 9.72
  Income From Investment Operations
  Net investment income       0.52     0.50     0.49      0.49     0.48
                            ----------------------------------------------
  Net gains or losses on
  securities (both            0.36     0.03    (0.83)     0.62     0.09
  realized and unrealized)
                            ----------------------------------------------
  Total from investment
  operations                  0.88     0.53    (0.34)     1.11     0.57
  Less Distributions
  Dividends (from net        (0.52)   (0.50)   (0.49)    (0.49)   (0.48)
  investment income)
                            ----------------------------------------------
  Distributions (from           --    (0.04)   (0.01)       --       --
  capital gains)
                            ----------------------------------------------
  Total distributions        (0.52)   (0.54)   (0.50)    (0.49)   (0.48)
                            ----------------------------------------------
  Net asset value,          $ 9.95   $ 9.94   $ 9.10    $ 9.72   $ 9.81
  end of period
                            ----------------------------------------------
  Total return                9.37%    5.48%   (3.42%)   12.55%    5.99%
  Ratios/Supplemental Data
  Net assets, end of        $1,396   $1,483   $1,311    $1,403   $1,442
  period (in millions)
                            ----------------------------------------------
  Ratio of expenses to        0.55%    0.55%    0.55%     0.54%    0.54%
  average net assets
                            ----------------------------------------------
  Ratio of net income to      5.31%    5.06%    5.24%     5.25%    4.95%
  average net assets
                            ----------------------------------------------
  Portfolio turnover rate     36.3%    34.1%    44.3%     28.6%    28.2%
 ------------------------------------------------------------------------------



 /a/       Year ended February 29.

 Table 9  Financial Highlights (continued)
                                      Year ended February 28
  Tax-Free High Yield        1998     1999    2000/a/    2001     2002
 ------------------------------------------------------------------------------

  Net asset value,
  beginning of period       $12.12   $12.66   $12.53    $11.21   $11.56
  Income From Investment Operations
  Net investment income       0.69     0.66     0.66      0.67     0.67
                            ----------------------------------------------
  Net gains or losses on
  securities (both            0.54    (0.07)   (1.32)     0.35    (0.07)
  realized and unrealized)
                            ----------------------------------------------
  Total from investment
  operations                  1.23     0.59    (0.66)     1.02     0.60
  Less Distributions
  Dividends (from net        (0.69)   (0.66)   (0.66)    (0.67)   (0.66)
  investment income)
                            ----------------------------------------------
  Distributions (from           --    (0.06)      --        --       --
  capital gains)
                            ----------------------------------------------
  Total distributions        (0.69)   (0.72)   (0.66)    (0.67)   (0.66)
                            ----------------------------------------------
  Net asset value,          $12.66   $12.53   $11.21    $11.56   $11.50
  end of period
                            ----------------------------------------------
  Total return               10.42%    4.80%   (5.41%)    9.36%    5.28%
  Ratios/Supplemental Data
  Net assets, end of        $1,242   $1,357   $1,080    $1,095   $1,110
  period (in millions)
                            ----------------------------------------------
  Ratio of expenses to        0.72%    0.71%    0.71%     0.72%    0.71%
  average net assets
                            ----------------------------------------------
  Ratio of net income to      5.59%    5.28%    5.54%     5.89%    5.72%
  average net assets
                            ----------------------------------------------
  Portfolio turnover rate     24.4%    38.9%    57.4%     15.1%    32.7%
 ------------------------------------------------------------------------------



 /a/       Year ended February 29.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification
Number

We must have your correct Social Security or tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 30%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund's NAV on the redemption date.


Transaction Confirmations

We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases and dividend reinvestments, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.


Employer-Sponsored Retirement Plans and Institutional Accounts
T. Rowe Price
Trust Company
1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

We do not accept third-party checks, except for IRA Rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check.

 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)


For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).


By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address below:

via U.S. Postal Service
T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services
T. Rowe Price Account Services
Mailcode 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
Receiving Bank ABA#:  043000096
Beneficiary:  T. Rowe Price [fund name]
Beneficiary Account:  1004397951
Originator to Beneficiary Information (OBI):
name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

Note: Investment will be made, but no services will be established and IRS penalty withholding may occur until we receive a signed New Account Form.


By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.



 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------

$100 minimum additional purchase ($1,000 for Summit Funds). $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts ($100 for Summit Funds).


By ACH Transfer
Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire

Call Shareholder Services or use the wire instructions listed in Opening a New Account.


By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service
T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic
Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers-By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

For redemptions by check or electronic transfer, please see Information About Your Services.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:
via U.S. Postal Service
T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services
Mailcode 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:
via U.S. Postal Service
T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services
T. Rowe Price Trust Company
Mailcode 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------

T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; (7) to waive any redemption, small account, maintenance, or other fees charged to a group of shareholders; (8) to act on instructions reasonably believed to be genuine; and
(9) to involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.


In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund's management.



 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services
1-800-225-5132
Investor Services
1-800-638-5660
Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust or power of attorney to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

Investing for College Expenses
We can help you save for future college expenses on a tax-advantaged basis.


Education Savings Accounts (ESAs) (formerly known as Education IRAs)
Invest up to $2,000 a year depending on your annual income; account earnings are tax-free when used for qualified expenses.


529 Plans

The T. Rowe Price College Savings Plan (for any U.S. resident), the Maryland College Investment Plan (for any U.S. resident), and the University of Alaska College Savings Plan (designed for Alaska residents) allow you to contribute on a tax-deferred basis toward a student's higher education. For more information on tax-related features and the plans' investment approaches, risks, and expenses, call toll-free 1-866-521-1894.


Automated Services
Tele*Access
1-800-638-2587
24 hours, 7 days
Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, dupli-cate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

Web Address
www.troweprice.com
Online Account Access
You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line
1-800-401-3279
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

By Telephone and
In Person
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can move as little as $100 or as much as $100,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds or the High Yield, Emerging Markets Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
Automatic Asset Builder
You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To Open an Account
1-800-638-5660
For Existing
Brokerage Customers
1-800-225-7720

Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers.* We also provide a wide range of services, including:


Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. For stock trades entered through Tele-Trader, you will pay a commission of $35.00 for up to 1,000 shares plus $.02 for each share over 1,000. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage or Tele-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Account Access-Brokerage.


Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to online research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

/T. Rowe Price //Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

Shareholder Reports
Fund managers' annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, Retirement Planning Kit, and Tax Considerations for Investors.

 T. ROWE PRICE PRIVACY POLICY
 ----------------------------------------------------------
 In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

 You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

 We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

 We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

 This Privacy Policy applies to the following T. Rowe Price family of companies:
 T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
 For mutual fund or T. Rowe Price Brokerage information
 Investor Services
 1-800-638-5660

For existing accounts
 Shareholder Services
 1-800-225-5132

For the hearing impaired
 1-800-367-0763

For performance, prices,
account information, or
to conduct transactions
 Tele*Access/(R)/
 24 hours, 7 days
 1-800-638-2587

Internet address
 www.troweprice.com

Plan Account Line
 For retirement plan
 investors: The
 appropriate 800
 number appears on your retirement account statement.
Investor Centers
 For directions, call
 1-800-225-5132 or
 visit our Web site

Baltimore Area
Downtown
 105 East Lombard Street

Owings Mills
 Three Financial Center
 4515 Painters Mill Road

Boston Area
 386 Washington Street
 Wellesley

Chicago Area
 1900 Spring Road
 Suite 104
 Oak Brook

Colorado Springs
 2260 Briargate Parkway

Los Angeles Area
 Warner Center
 21800 Oxnard Street
 Suite 270
 Woodland Hills

New Jersey/New York Area
 51 JFK Parkway, 1st Floor
 Short Hills, New Jersey

San Francisco Area
 1990 N. California Blvd.
 Suite 100
 Walnut Creek

Tampa
 4200 West Cypress Street
 10th Floor

Washington, D.C. Area
Downtown
 900 17th Street, N.W.
 Farragut Square

Tysons Corner
 1600 Tysons Boulevard
 Suite 150
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
1940 Act File No. 811-3055;
811-3872; 811-7051;
811-2684; 811-4163

C03-040 7/1/02

PROSPECTUS

July 1, 2002

T. ROWE PRICE

Tax-Exempt
Money Fund--
PLUS Class

 A money market fund seeking preservation of capital, liquidity, and income.
(R)
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

T. Rowe Price Tax-Exempt Money Fund, Inc.
  T. Rowe Price Tax-Exempt Money Fund--PLUS Class
Prospectus

July 1, 2002


              ABOUT THE FUND
1
              Objective, Strategy, Risks, and Expenses    1

              -----------------------------------------------
              Other Information About the Fund            4

              -----------------------------------------------
              Some Characteristics of Municipal           5
              Securities
              -----------------------------------------------
              Some Basics of Money Market Investing       7

              -----------------------------------------------


              ABOUT YOUR ACCOUNT
2
              Pricing Shares and Receiving                9
              Sale Proceeds
              -----------------------------------------------
              Useful Information on
              Distributions                               9
              and Taxes
              -----------------------------------------------
              Transaction Procedures and                 11
              Special Requirements
              -----------------------------------------------


              MORE ABOUT THE FUND
3
              Organization and Management                13

              -----------------------------------------------
              Understanding Performance Information      15

              -----------------------------------------------
              Investment Policies and Practices          16

              -----------------------------------------------
              Financial Highlights                       20

              -----------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Opening a New Account                      22

              -----------------------------------------------
              Rights Reserved by the Fund                22
              s
              -----------------------------------------------
              Investment Information                     23

              -----------------------------------------------
              T. Rowe Price
               P                                         24
              rivacy Policy
              -----------------------------------------------




 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $159.8 billion, including $8 billion in municipal fixed-income assets, for more than eight million individual and institutional investor accounts as of March 31, 2002.

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
   A word about the fund's name and structure. The Tax-Exempt Money Fund - PLUS Class is a share class of the T. Rowe Price Tax-Exempt Money Fund. The PLUS class is not a separate mutual fund; it has the same portfolio as the Tax-Exempt Money Fund. The PLUS Class is available as a cash management vehicle only to persons who have an Asset Manager Account with T. Rowe Price Brokerage. PLUS Class shareholders are eligible for certain checkcard and checkwriting services associated with the Asset Manager Account and offered through T. Rowe Price Brokerage. To pay for these services, PLUS Class shares are subject to additional charges, as shown in the fee table below.



 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------

 What is the fund's objective?

   The fund's goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income exempt from federal income taxes.


 What is the fund's principal investment strategy?

   The fund provides a stable share price of $1.00 and income that is exempt from federal income taxes. Holdings consist of high-quality, municipal money market securities.

   The fund invests in municipal securities that mature in 13 months or less. The fund's average weighted maturity will not exceed 90 days, and yield will fluctuate with changes in short-term interest rates. In selecting securities, the fund manager may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. If rates are expected to fall, longer maturities may be purchased, which typically have higher yields than shorter maturities, to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

   The fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or quality, or to shift assets into higher-yielding securities.


 What are the main risks of investing in the fund?

   Since the fund seeks to maintain a $1.00 share price, it should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that holdings default or interest rates rise sharply in an unusually short period.

   Because they are exempt from federal income tax, municipal securities held by the fund are also subject to the risk that a significant decline in tax rates, a restructuring of the tax system, or even serious discussion of these topics in Congress could cause their prices to fall. There is also geographic risk since adverse developments in a particular state could result in price declines.

   The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.


 How can I tell if the fund is appropriate for me?

   Tax-Exempt Money PLUS is a class of shares of the Tax-Exempt Money Fund. Like that fund, this class is appropriate if you have some money for which safety and accessibility are more important than total return. Over time, money market securities have shown greater stability and lower returns than bonds or stocks.


   . Tax-Exempt Money PLUS is one share class of the T. Rowe Price Tax-Exempt


     Money Fund.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.


   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

                       Calendar Year Total Returns
 "99"       "00"      "01"
 ----------------------------------------------------------------------
 2.65      2.64     2.29
 ----------------------------------------------------------------------


                 Quarter ended     Total return

 Best quarter      12/31/00            0.91%
 Worst quarter    12/31/01            0.37%



            The fund's total return for the three months ended 3/31/02 was 0.24%.



 Table 1  Average Annual Total Returns
                                               Periods ended
                                             December 31, 2001
                                                     Since inception
                                        1 year          (11/01/98)
 ------------------------------------
  Tax-Exempt Money Fund--PLUS Class      2.29%            2.78%

  Lipper Tax-Exempt Money Market         2.21             2.81*
  Funds Average
 ----------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 * Since 10/31/98.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Fund*
                                                Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
 --------------------------------------------------------------------------------------
  Management fee                                             0.42%
  Other expenses**                                           0.25%
  Total annual fund operating expenses                       0.67%
 --------------------------------------------------------------------------------------



 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.


 ** Other expenses include charges to the PLUS Class for bankcard and checkwriting services provided through T. Rowe Price Brokerage. These expenses amounted to 0.09% of average net assets for the year ending February 28, 2002.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:



      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $68         $214         $373           $835
    ----------------------------------------------------





 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are the fund's potential rewards?

   The fund offers a relatively secure, liquid investment for money you may need for occasional or unexpected expenses and for money awaiting investment in longer-term bond or stock funds. In addition to preserving capital, the fund seeks to provide the highest possible tax-exempt income available from low-risk, short-term securities.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding or sector on the fund's net asset value.
  . Thorough credit research by our own analysts.
  . Maturity adjustments to reflect the fund manager's interest rate outlook.

 What are the main risks of investing in money market funds?

   Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for a loss of principal could derive from:


  . Credit risk This is the chance that any of the fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. Regula tions require that securities of money market funds be rated in the highest two credit categories.

  . Interest rate risk This risk refers to the decline in the prices of fixed-income securities and funds that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money fund's price to drop below a dollar. However, the extremely short maturity of securities held in money market portfolios -a means of achieving an overall fund objective of principal safety-reduces their potential for price fluctuation.


  . Political risk This is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Broadly lower income tax rates could reduce the advantage of owning municipals.


 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.



 SOME CHARACTERISTICS OF MUNICIPAL SECURITIES
 ----------------------------------------------------------

 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.

 What is tax-free about municipals and municipal funds?


   The regular income dividends you receive should be exempt from regular federal income taxes. These dividends should also be exempt from your state and local income tax (if any). However, fund capital gain distributions are taxable to you. (Please see Useful Information on Distributions and Taxes -Taxes on Fund Distributions.)



   . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?

   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Normally, the fund will not purchase any security if it is subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Useful Information on Distributions and Taxes -Tax Information.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?


   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 3  Taxable-Equivalent Yields
  If your                                    A tax-free yield of
  federal tax                      1%    2%    3%    4%    5%    6%     7%
  rate is:                                equals a taxable yield of:
  27%                              1.4%  2.7%  4.1%  5.5%  6.9%  8.2%   9.6%
                                   -------------------------------------------
  30%                              1.4   2.9   4.3   5.7   7.1   8.6   10.0
                                   -------------------------------------------
  35%                              1.5   3.1   4.6   6.2   7.7   9.2   10.8
                                   -------------------------------------------
  38.6%                            1.6   3.3   4.9   6.5   8.1   9.8   11.4
 ----------------------------------------------------------------------------------





 SOME BASICS OF MONEY MARKET INVESTING
 ----------------------------------------------------------

 What is a money market fund?

   A money market fund is a pool of assets invested in U.S. dollar-denominated, short-term debt obligations with fixed or floating rates of interest, and maturities generally less than 13 months. Money funds can be taxable or tax-exempt, depending on their investment program. Issuers can include the U.S. government and its agencies, domestic and foreign banks and other corporations, and states and municipalities. Because of the high degree of safety they provide, money market funds typically offer the lowest return potential of any type of mutual fund.


 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Yes, for money funds. The total return reported for the fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Since money funds are managed to maintain a stable share price, their yield and total return should be the same. Of course, there is no guarantee a money fund will maintain a $1.00 share price.


 What is credit quality and how does it affect yield?

   Credit quality refers to a borrower's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers.

 What is meant by a money market fund's maturity?

   Every money market instrument has a stated maturity date when the issuer must repay the entire principal to the investor. The fund has no maturity in the strict sense of the word, but does have a dollar-weighted average maturity, expressed in days. This number is an average of the maturities of the underlying instruments, with each maturity "weighted" by the percentage of fund assets it represents.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.


   . An investment in the fund should help you meet your individual investment goals for principal stability, liquidity, and income, but it should not represent your complete investment program.

 ABOUT YOUR ACCOUNT
   Here are some procedures you should know when investing in shares of the T. Rowe Price PLUS Class.



 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------

 How and when shares are priced


   The share price (also called "net asset value" or NAV per share) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost is used to price securities held by money market funds.


   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale


   Normally, the fund transmits proceeds to T. Rowe Price Brokerage for redemption orders received in good form on either the next or third business day after receipt. Under certain circumstances and when deemed to be in the fund's best interest, proceeds may not be sent for up to seven calendar days after receipt of the redemption order.



   . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------

   . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless T. Rowe Price Brokerage receives the necessary documentation indicating otherwise.

   Income dividends
  . Money funds declare income dividends daily to shareholders of record as of 12 noon ET on that day. Wire purchase orders received before 12 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.
  . Dividends are ordinarily paid on the first business day of each month.
  . Fund shares will earn dividends through the business day prior to the date of redemption. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the business day prior to redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains

   . Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  . A capital gain or loss is the difference between the purchase and sale price of a security.
  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information


   . You should contact T. Rowe Price Brokerage for the tax information that will be sent to you and reported to the IRS.


   You need to be aware of the possible tax consequences when:


  . You sell fund shares, including an exchange from one fund to another. . A fund makes a distribution to your account.


   Note: You must report your total tax-exempt income from the Tax-Exempt Money Fund-PLUS Class on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.


   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions

   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   Taxes on fund distributions

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.



   . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------

   . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment

   If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars

   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Redemptions over $250,000

   Large redemptions can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem
   (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.



 Excessive Trading


   . T. Rowe Price may bar excessive traders from purchasing shares.


   Frequent trades or market timing in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, each fund has adopted the following excessive trading policy.

   Trades placed directly with T. Rowe Price If you trade directly with T. Rowe Price, you may make one purchase and one sale or one sale and one purchase involving the same fund within any 120-day period. If you exceed this limit, or if your trading activity involves market timing, you may be barred indefinitely and without further notice from further purchases of the T. Rowe Price funds.


   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions.


 Signature Guarantees


   . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   T. Rowe Price Brokerage may require you to obtain a signature guarantee in certain situations. You should consult a T. Rowe Price Brokerage Representative.


   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The T. Rowe Price Tax-Exempt Money Fund, Inc., was incorporated in Maryland in 1980 and is a "diversified, open-end investment company," or mutual fund. The Tax-Exempt Money PLUS shares represent a separate class of the fund. Mutual funds pool money received from shareholders of each separate class in a single portfolio and try to achieve specified objectives.


   . Shareholders benefit from T. Rowe Price's 65 years of investment management experience.



 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:


  . Receive a proportional interest in income and capital gain distributions.
   The income dividends for the Tax-Exempt Money PLUS shares will differ from those of the regular Tax-Exempt Money Fund shares to the extent the expense ratio of the Tax-Exempt Money PLUS shares differs.


  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract. Tax-Exempt Money PLUS shareholders have exclusive voting rights on matters affecting only the Tax-Exempt Money PLUS shares.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
   If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

 Who runs the fund?

   General Oversight

   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).



   . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Joseph K. Lynagh, Chairman, M. Helena Condez, G. Richard Dent, T. Dylan Jones, Marcy M. Lash, Mary J. Miller, and Edward A. Wiese. Mr. Lynagh has been chairman of the fund since 2000. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. He joined T. Rowe Price in 1991 and has worked within the Municipal Department since 1994.


   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


   Group Fee Schedule
    0.334%*           First $50 billion

    0.305%            Next $30 billion

    0.300%            Next $40 billion

    0.295%            Thereafter
    -------------------------------------




   * Represents a blended group fee rate containing various break points.


   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over $92 billion at February 28, . 2002, the group fee was 0.32%. . The individual fund fee is 0.10%.

 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our educational and informational materials; in T. Rowe Price advertisements;

   and in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period. The fund may advertise "current" yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.

 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.


   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.


   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.


   . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of municipal security or instrument whose investment characteristics are consistent with its investment program. The following pages describe the principal types of fund securities and investment management practices.


   Operating policy Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, the fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees. Additionally, the fund may invest up to 25% of its total assets in the first tier securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days.


   Municipal Securities
   Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.


   . In purchasing municipals, the fund relies on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities

   While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) is included in the alternative minimum tax (AMT) calculation. However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. For further information, please see Useful Information on Distributions and Taxes-Tax Information.


   Fundamental policy Under normal market conditions, the fund will not purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the fund may invest without limit in high-quality, short-term securities whose income is subject to federal income tax.

   Operating policy  Fund investments will not be made in AMT securities.

   Operating policy Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

   In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the fund would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

   Securities With "Puts"
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. The fund typically purchases a significant number of these securities. If a put feature terminates prior to being exercised, the fund may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements

   Fund securities can have the following features:


  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   Derivatives and synthetics in which the fund may invest include:

  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Private Placements
   The fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.


   Operating policy The fund may invest up to 10% of net assets in illiquid securities, including unmarketable private placements.



 Types of Investment Management Practices

   When-Issued Securities
   The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on fund investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.


   Fundamental policy  Borrowings may not exceed 33/1//\\/3/\\% of total assets.

   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.


   Sector Concentration

   It is possible that the fund could have a considerable amount of assets (25% or more) in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care bonds.


   Credit-Quality Considerations
   The credit quality of most fixed-income issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 4, which provides information about the class's financial history, is based on a single share outstanding throughout the periods shown. The table is part of the class's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the class (assuming reinvestment of all dividends and distributions and no payment of account or (if applicable) redemption fees). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

 Table 4  Financial Highlights
                              11/1/98/*/
                               through       Year ended February 28
                               2/28/99
                              ------------2000/b/    2001      2002
 -----------------------------            -----------------------------------

  Net asset value,
  beginning of period         $ 1.000     $ 1.000   $ 1.000   $ 1.000
  Income From Investment Operations
  Net investment income         0.007       0.028     0.034     0.020
                              ------------------------------------------
  Net gains or losses on
  securities (both realized        --          --        --        --
  and unrealized)
                              ------------------------------------------
  Total from investment
  operations                    0.007       0.028     0.034     0.020
  Less Distributions
  Dividends (from net          (0.007)     (0.028)   (0.034)   (0.020)
  investment income)
                              ------------------------------------------
  Distributions (from              --          --        --        --
  capital gains)
                              ------------------------------------------
  Total distributions          (0.007)     (0.028)   (0.034)   (0.020)
                              ------------------------------------------
  Net asset value,            $ 1.000     $ 1.000   $ 1.000   $ 1.000
  end of period
                              ------------------------------------------
  Total return                   0.74%       2.79%     3.44%     1.99%
  Ratios/Supplemental Data
  Net assets, end of period   $ 4,208     $17,694   $21,817   $29,115
  (in thousands)
                              ------------------------------------------
  Ratio of expenses to           0.99%/a/    0.67%     0.76%     0.67%
  average net assets
                              ------------------------------------------
  Ratio of net income to         2.01%/a/    2.81%     3.38%     1.94%
  average net assets
 ----------------------------------------------------------------------------



 /a /      Annualized.

 /b/       Year ended February 29.

 *  Inception date.

 INVESTING WITH T. ROWE PRICE
 OPENING A NEW ACCOUNT
 ----------------------------------------------------------

Please contact T. Rowe Price Brokerage for information regarding establishing an account and purchasing, exchanging, and redeeming fund shares, as well as initial and subsequent investment minimums.




 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------

T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; (7) to waive any redemption, small account, maintenance, or other fees charged to a group of shareholders; and (8) to act on instructions reasonably believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.


In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.

 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

Shareholder Reports

Fund managers' annual and semiannual reviews of their strategies and performance.


The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, Retirement Planning Kit, and Tax Considerations for Investors.

 T. ROWE PRICE PRIVACY POLICY
 ----------------------------------------------------------
 In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

 You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

 We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies' use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

 We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

 This Privacy Policy applies to the following T. Rowe Price family of companies:
 T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
For existing accounts
 Shareholder Services
 1-800-222-7002

Internet address
 www.troweprice.com

For the hearing impaired
 1-800-367-0763
Investor Centers
 For directions, call
 1-800-225-5132 or
 visit our Web site

Baltimore Area
Downtown
 105 East Lombard Street

Owings Mills
 Three Financial Center
 4515 Painters Mill Road

Boston Area
 386 Washington Street
 Wellesley

Chicago Area
 1900 Spring Road
 Suite 104
 Oak Brook

Colorado Springs
 2260 Briargate Parkway

Los Angeles Area
 Warner Center
 21800 Oxnard Street
 Suite 270
 Woodland Hills

New Jersey/New York Area
 51 JFK Parkway, 1st Floor
 Short Hills, New Jersey

San Francisco Area
 1990 N. California Blvd.
 Suite 100
 Walnut Creek

Tampa
 4200 West Cypress Street
 10th Floor

Washington, D.C. Area
Downtown
 900 17th Street, N.W.
 Farragut Square

Tysons Corner
 1600 Tysons Boulevard
 Suite 150
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

F26-040 7/1/02

1940 Act File No. 811-3055

  STATEMENT OF ADDITIONAL INFORMATION

   The date of this Statement of Additional Information is July 1, 2002.


         T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST (the "Trust")
              California Tax-Free Bond Fund
              California Tax-Free Money Fund
                                       and
         T. ROWE PRICE STATE TAX-FREE INCOME TRUST (the "Trust")
              Florida Intermediate Tax-Free Fund
              Georgia Tax-Free Bond Fund
              Maryland Short-Term Tax-Free Bond Fund
              Maryland Tax-Free Bond Fund
              Maryland Tax-Free Money Fund
              New Jersey Tax-Free Bond Fund
              New York Tax-Free Bond Fund
              New York Tax-Free Money Fund
              Virginia Tax-Free Bond Fund
                                       and
         T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
              T. Rowe Price Tax-Efficient Balanced Fund
              T. Rowe Price Tax-Efficient Growth Fund
              T. Rowe Price Tax-Efficient Multi-Cap Growth Fund
         T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
              T. Rowe Price Tax-Exempt Money Fund
              T. Rowe Price Tax-Exempt Money Fund--PLUS Class
         T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
         T. ROWE PRICE TAX-FREE INCOME FUND, INC.
         T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.
         T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
 -------------------------------------------------------------------------------

   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660

   Throughout this Statement of Additional Information, "the fund" is intended to refer to each fund listed on the cover page, unless otherwise indicated.


   For convenience, the term "director" is used to refer to both directors of funds that are corporations and to trustees of funds that are Massachusetts business trusts.

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate fund prospectus dated July 1, 2002, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each fund's financial statements for the fiscal period ended February 28, 2002, and the report of independent accountants are included in each fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and they will be sent to you at no charge. Please read them carefully.

   C03-043 7/1/02

                              TABLE OF CONTENTS
                              -----------------
                        Page                                             Page
                        ----                                             ----
Capital Stock                      Pricing of Securities

------------------------------     --------------------------------------------
Code of Ethics                     Principal Holders of Securities

------------------------------     --------------------------------------------
Custodian                          Ratings of Commercial Paper

------------------------------     --------------------------------------------
Distributor for the                Ratings of Municipal Debt Securities
Funds
------------------------------     --------------------------------------------
Dividends and                      Ratings of Municipal Notes and
Distributions                      Variable Rate Securities
------------------------------     --------------------------------------------
Federal Registration               Risk Factors
of Shares
------------------------------     --------------------------------------------
Independent                        Risk Factors Associated with a
Accountants                        California Portfolio
------------------------------     --------------------------------------------
Investment Management              Risk Factors Associated with a
Services                           Florida Portfolio
------------------------------     --------------------------------------------
Investment Objectives              Risk Factors Associated with a
and Policies                       Georgia Portfolio
------------------------------     --------------------------------------------
Investment Performance             Risk Factors Associated with a
                                   Maryland Portfolio
------------------------------     --------------------------------------------
Investment Program                 Risk Factors Associated with a New
                                   Jersey Portfolio
------------------------------     --------------------------------------------
Investment                         Risk Factors Associated with a New
Restrictions                       York Portfolio
------------------------------     --------------------------------------------
Legal Counsel                      Risk Factors Associated with a
                                   Virginia Portfolio
------------------------------     --------------------------------------------
Management of the                  Risk Factors Associated with
Funds                              Tax-Efficient Growth and
                                   Tax-Efficient Multi-Cap Growth Funds
                                   and the Equity Portion of
                                   Tax-Efficient Balanced Fund
------------------------------     --------------------------------------------
Net Asset Value per                Services by Outside Parties
Share
------------------------------     --------------------------------------------
Organization of the                Tax Status
Funds
------------------------------     --------------------------------------------
Portfolio Management               Yield Information
Practices
------------------------------     --------------------------------------------
Portfolio Transactions

------------------------------     --------------------------------------------






 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each fund's investment objectives and policies discussed in each fund's prospectus.


   Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:


                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")
                  T. Rowe Price International, Inc. ("T. Rowe Price International")

 RISK FACTORS
 -------------------------------------------------------------------------------

   Reference is also made to the sections entitled "Investment Program" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the fund.


   All funds (other than Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds)

   The funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The funds are not appropriate for qualified retirement plans where income is already tax-deferred.

   All funds


   Because of their investment policies, the funds may or may not be suitable or appropriate for any particular investor. The funds (except for the Money Funds) are not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the funds will fluctuate based upon market conditions. The Tax-Efficient Balanced Fund will normally have 40-50% of its assets in equity securities. The Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds will normally invest primarily in common stocks. Assets of these funds invested in equity securities will be subject to all of the risks of investing in the stock market. There can, of course, be no assurance that the funds will achieve their investment objectives.


   All funds (other than Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds)


                              Municipal Securities

   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund's portfolio would be affected and, in such an event, a fund would reevaluate its investment objectives and policies.

   Although the banks and securities dealers with which the fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the fund with respect to such transactions.


   After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event would require a sale of such security by the fund. However, T. Rowe Price will consider such events in its determination of whether the fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P, or Fitch may change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the fund's Board of Directors, determines whether the unrated security is of a quality comparable to that which the fund is allowed to purchase.


   Municipal Bond Insurance All of the funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

   There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve
   -------------------
   the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

   The funds may also purchase bonds that carry secondary insurance purchased by
                                                -------------------
   an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

   Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the fund.

   Money Funds


   The Money Funds will limit their purchases of portfolio instruments to those U.S. dollar-denominated securities which the fund's Board of Directors determines present minimal credit risk and which are eligible securities as defined in Rule 2a-7 under the 1940 Act. Eligible securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations ("NRSROs") or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the fund's Board of Directors. In addition, the fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.


   Bond and Balanced Funds


   Because of their investment policies, the Bond and Balanced Funds may not be suitable or appropriate for any particular investor. The funds are designed for investors who wish to invest in non-money market funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Bond and Balanced Funds' investment programs permit the purchase of investment-grade securities that do not meet the high-quality standards of the Money Fund. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yield from such securities normally exceeds those obtainable from higher-quality securities. In addition, the principal value of long-term lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer--than higher-quality investments. The value of the portfolio securities of the Bond and Balanced Funds will fluctuate based upon market conditions. Although these funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These funds are also not intended to provide a vehicle for short-term trading purposes.

   Special Risks of High-Yield Investing The funds may invest in low-quality bonds, commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price's credit analysis than would be the case if the funds were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available, and judgment may play a greater role in the valuation process.


   California Tax-Free Bond and California Tax-Free Money Funds


               RISK FACTORS ASSOCIATED WITH A CALIFORNIA PORTFOLIO
   The funds' concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligations and notes, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.


   Debt The state, its agencies, and local governmental entities issued $32.0 billion in long-term debt in 2001. Approximately 25% was general obligation debt, backed by the taxing power of the issuer, while 75% were revenue bonds and lease-backed obligations, issued for a wide variety of purposes, including transportation, housing, education, and health care.

   As of March 1, 2002, the State of California had approximately $24.5 billion in outstanding general obligation bonds secured by the state's revenue and taxing power. An additional $5.4 billion in authorized but unissued state general obligation debt remains to be issued to comply with voter initiatives and legislative mandates. Debt service on roughly 14% of the state's outstanding general obligation debt is met from revenue-producing projects such as water, harbor, and housing facilities. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of revenue collections. During fiscal 2002, the state issued $5.7 billion in short-term notes for this purpose; during fiscal 2001
                                                                              -
   no short-term notes were needed. California also operates a commercial paper program, which it uses to finance construction projects. $0.6 billion of commercial paper was outstanding as of April 4, 2002. The state supports $6.2 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the state but instead, are subject to annual appropriations from the state's General Fund.


   In addition to the state obligations described above, bonds have been issued by special public authorities in California that are not obligations of the state. These include bonds issued by the California Housing Finance Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University and the California Transportation Commission.

   Economy California's economy is the largest among the 50 states and one of the largest in the world. Its 2001 population of 35 million represents 12% of the U.S. total. The state's per capita personal income in 2000 exceeded the U.S. average by 9%. The State of California has benefited from its focus on the high technology sector during 1999 and 2000, but suffered through the high technology slowdown that began in the spring of 2001.

   California's economy suffered through a severe recession during the early 1990s as the effects of a slowdown in the national economy were compounded by federal defense spending cuts and military base closings. From 1994 to 2000, the state was in a steady recovery, exhibiting significant job growth and gains in personal income. Growth has stalled in 2001 coincident with the "tech bust"; however, job losses and unemployment levels were moderate in comparison to California's early 1990s recession. The fallout from the "tech bust" manifested itself in much lower personal income tax receipts at the state level as capital gains, bonuses and option income dropped off. The level of economic activity within the state is important as it influences the growth or contraction of state and local government revenues available for operations and debt service.


   Recessionary influences and the effects of overbuilding in selected areas resulted in a contraction in real estate values in many regions of the state in prior years. All urban areas have shown improvement corresponding to gains in the general economic level. Future declines in property values could have a negative effect on the ability of certain local governments to meet their obligations.


   As a state, California is more prone to earthquakes than most other states in the country, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage was estimated at $20 billion. Significant federal aid was received.


   Legislative Due to the funds' concentration in the State of California and its municipal issuers, the funds may be affected by certain amendments to the California constitution and state statutes which limit the taxing and spending authority of California governmental entities and may affect their ability to meet their debt service obligations.


   In 1978, California voters approved "Proposition 13," adding Article XIIIA to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the state substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; in the early 1990s the state phased out most local aid in response to its own fiscal pressures.

   Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the state from spending revenues beyond its annually adjusted "appropriations limit." Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987.


   Proposition 218, the "Right to Vote on Taxes Act," was approved by the voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

   An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues towards lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

   Proposition 98, enacted in 1988, changed the state's method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of state

   General Fund revenues. The major effect of Proposition 98 has been to restrict the state's flexibility to respond to fiscal stress.

   Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The state and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

   Financial The recession of the early 1990s placed California's finances under pressure. From 1991 through 1995, accumulated deficits were carried over into the following years and the state's general obligation bonds were downgraded from AAA to A.


   Reflecting the trend of economic recovery from 1996-2000, the state's financial condition improved considerably during this period. Fiscal 2000 closed with an unrestricted general fund budgetary reserve balance of $7.1 billion. Fiscal 2001 was closed with an unrestricted general fund or reserve of $5.4 billion. Much of this cushion was the result of explosive growth in income tax receipts on capital gains and bonus and stock option income. The combination of a slowing economy, falling equity markets, and the state's progressive income tax structure have created a large budget gap for fiscal years 2002 and 2003. The Governor's Mid-May 2002 Budget Revision has closed this $23.6 billion gap through spending reductions, fund transfers, deferrals, a bond securitization of tobacco settlement receipts, and increased taxes and fees. The state's unrestricted reserve is projected to drop to $0.5 billion at the end of fiscal 2003 (0.6% of revenues). In November 2001, Moody's downgraded the state's general obligation bonds to A1 from Aa3; in April 2001, S&P downgraded the state's general obligations to A+ from AA. Fitch maintains the state's general obligation bonds at AA. All three rating agencies carry a negative outlook on the state of California. In addition, the state is suffering through an electricity crisis brought about by a flawed attempt at deregulating the electricity industry. The state has spent approximately $6 billion buying electricity on behalf of its corporate utilities. A revenue bond issue of as much as $13.4 billion is expected to come to market in Fall 2002, to reimburse the state for its electricity purchases as well as to buy power on a going-forward basis under long-term contracts. This revenue bond is expected to be paid off through higher user rates for electricity. The consequences of the state's fiscal actions reach beyond its own general obligation bond ratings. Many state agencies and local governments which depend upon state appropriations are vulnerable to cutbacks in funding during recession and periods. Entities which have been forced to make program reductions or to increase fees or raise special taxes to cover their debt service and lease obligations may recover somewhat during periods of economic prosperity.

   On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The county defaulted on a number of its debt obligations. The county emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the county are payable from any proceeds received from litigation against securities dealers and other parties. The county's ratings were restored to investment grade in 1998 and were upgraded again in 2000 and 2001.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state MediCal programs or private insurers. To the extent these third-party payers reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The funds may from time to time invest in electric revenue issues. The financial performance of these utilities may be impacted as the industry moves toward deregulation and increased competition. California's electric utility restructuring plan, Assembly Bill 1890, permits direct competition to be phased in between 1998 and

   2002. Municipal utilities, while not subject to the legislation, are being faced with competitive market forces and must use the transition period wisely to proactively prepare for deregulation. They may be put under pressure to reduce rates and cut costs in order to maintain their customer bases. In addition, some electric revenue issues have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. Inadequate rate relief caused the state to commence buying electricity in January 2001, as detailed above. Rates were recently increased by the California Public Utilities Commission (retroactive to April 1, 2001).


   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrower corporations. No governmental support is implied.

   Florida Intermediate Tax-Free Fund


                RISK FACTORS ASSOCIATED WITH A FLORIDA PORTFOLIO

   The fund's program of investing primarily in AAA-rated Florida municipal bonds should significantly lessen the credit risks that would be associated with a portfolio of lower quality Florida bonds. Nevertheless, the fund's concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in bonds across many states and municipalities. The credit quality of the fund will depend upon the continued financial strength of the State of Florida and the numerous public bodies, municipalities and other issuers of debt securities in Florida.

   Debt The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged revenues or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 2001, Florida's state and local governments issued approximately $10.6 billion of debt, an increase of almost 25% from the previous year. Debt issued in 2001 was for a wide variety of public purposes, including transportation, housing, education, health care and utilities.

   As of April 15, 2002 the State of Florida had about $14.9 billion of outstanding general obligation bonds secured by the state's full faith and credit and unlimited taxing power. General bonded debt service accounted for a modest 3.1% of all governmental expenditures in fiscal year 2001. Additionally, the state has another $4.1 billion in outstanding bonds which are secured by limited state taxes and revenues. The state's General Obligation debt is rated Aa2 by Moody's, AA+ by Standard & Poor's, and AA by Fitch as of May 1, 2002. Moody's changed its outlook on Florida to negative based on the economic slowdown that the state is experiencing as a result of the 2001 national recession. Standard & Poor's and Fitch affirmed their stable outlook on the state's credit. Debt issued by the state may only be used to fund capital outlay projects. Florida is not authorized to issue debt to fund operations.

   Several agencies of the state are authorized to issue debt that does not represent a pledge of the state's credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest of such issuers. The principal and interest on bonds issued by these bodies are payable solely from specified revenues such as mortgage repayments and university tuition and fees.

   Economy Florida's population totals approximately 16 million residents, making it the nation's fourth most populous state. Because of continued in-migration from other states throughout the 1990s, Florida's population increased at a faster rate than national average. Florida's labor force experienced expansion from calendar 1991 through 2000. During this same period, job growth throughout the state improved on an annual basis and resulted in the state reaching its lowest unemployment rate of just over 3.7% in calendar 2000. However, the national recession of 2001 has led to a slowdown in Florida's economy reflecting the state's strong ties to global tourism. In 2000, the number of out-of-state visitors increased to over 71 million, but because of the September 11, 2001 terrorists attack and its negative impact on air travel, the state's tourism for 2001 is estimated to be well below its 2000 mark. Early 2002 transportation indicators suggest that business and leisure air travel has began to climb. Restored confidence in air travel and resumed strength in the global economies should again stimulate expansion of the tourism market throughout Florida.

   Florida's employment base continues to be bolstered by the services, trade and government sectors that employ 34%, 17% and 16% respectively of the state's labor force. The services and trade sectors play a prominent role in Florida's economy because of the state's global tourism appeal. From 1991 to 2001, the state's unprecedented job growth led to its lowest unemployment rate of just over 3.7%. The 2001 national recession and the state's economic slowdown increased its unemployment rate to 5% which is still below the national unemployment rate of 5.8%. The state's per capita effective buying income levels remain average compared to national income levels.

   Legislative Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the fund cannot rule out the possibility that a personal income tax may be implemented in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida municipal debt offerings would be exempt from this tax.

   Under current Florida law, shares of the fund will be exempt from the state's intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida municipal obligations, U.S. government securities, certain short-term cash investments, or other tax exempt securities. In recent years, the Florida Legislature began efforts to gradually reduce the intangibles tax. In its 2000 session, the Florida Legislature passed legislation which reduced the intangibles personal property tax rate to its current level of 1 mill or $.01 per thousand dollars. The 2001 Florida Legislature did not cut the tax rate on the intangibles tax, however it did raise the exemption amount to $250,000 per person from $20,000. This means up to a $500,000 exemption for married couples. Additionally, the Legislature granted the same exemption to non-natural Florida residents. However, because the state is experiencing revenue shortfalls as a result of the 2001 national recession, the implementation of the intangibles tax reduction has been deferred until July 1, 2003.

   The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality and school district to ten mills or 1.0% of value. The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the state and may result from time to time in budget deficits for some local units.

   Financial The Florida Constitution and Statutes mandate that the state budget as a whole, and each separate fund within the state budget, be kept in balance from currently available revenues each state fiscal year (July 1-June
   30). The Governor and Comptroller are responsible for insuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any state fund.

   The state's revenue structure is narrowly based, relying on the sales and use tax for greater than 84% of its general fund revenues. As evidenced by the state's fiscal 2002 revenue shortfalls of an estimated $1.3 billion, this structure could potentially result in some volatility to the state's finances. However, the state has sound fiscal management and has re-balanced its fiscal 2002 budget through a combination of expenditure reductions, utilization of its Working Capital Fund and trust fund, and the deferment of its intangibles tax reduction. The state ended fiscal 2001 with balanced financial operations, bringing its unreserved general fund balances at a high of around $2.1 billion, or 12.5% of expenditures. The unreserved general fund balance enables the state to meet its constitutional budget stabilization reserve requirement of 5% of revenues and its goal to maintain a working capital reserve.

   The state's geographic location renders it vulnerable to natural disasters such as hurricanes. While these events can be devastating, the impact can sometimes stimulate the economy. For example, the state's finances received a substantial boost in fiscal 1993 resulting from increased economic activity associated with rebuilding efforts after Hurricane Andrew, which hit south Florida on August 24, 1992. In 1996 Florida settled a lawsuit with the tobacco industry in which the state sought to recover the costs associated with tobacco usage by Floridians. The total amount expected to be collected from the tobacco companies through the settlement is estimated to be around $13 billion over 25 years. This money will be used for children's health coverage, to reimburse the state for smoking related medical expenses and for state enforcement efforts in reducing sales of tobacco products. As of June 30, 2001 settlement collections of $2.5 billion have been reported by the state.

   In November 1994, state voters passed a proposal to limit state revenue growth to the average annual growth in personal income over the previous five years. This revenue cap excludes revenue to pay certain expenditures, including debt service. The limitation should not pose an onerous burden to the state's financial performance. However, demand for governmental services continues to increase with increases in population.

   Sectors Certain areas of potential investment concentration present unique risks. For example, a significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Because of the high proportion of elderly residents in Florida, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the state also regulates health care. A state board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

   The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied.


   Georgia Tax-Free Bond Fund


                RISK FACTORS ASSOCIATED WITH A GEORGIA PORTFOLIO

   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the fund will invest in local bond issues, lease obligations and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

   Debt The State of Georgia and its local governments issued $2.1 billion in municipal bonds between January and April of 2002, a 179% increase from the same period a year ago. As of May 20, 2002, the state was rated Aaa by Moody's and AAA by Standard & Poor's and Fitch. The state's rating outlook was stable for each rating agency.

   The State of Georgia currently has net direct obligations of approximately $6.6 billion. In 1973, a Constitutional Amendment authorizing the issuance of state general obligation (GO) bonds was implemented. Since the implementation of the amendment, the state has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by 10 separate authorities and secured by lease rental agreements and annual state appropriations. Georgia's Constitution permits the state to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Georgia Constitution imposes certain debt limits and controls. The state's GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. The state's GO bonds must have a maximum maturity of 25 years. On May 1, 2002, 69% of the state's debt was scheduled to be amortized in 10 years or less. Maximum GO debt service requirements are well below the legal limit at 3.4% of fiscal year 2001 treasury receipts.

   The state established "debt affordability" limits which provides that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of the prior year's revenues. The state's near-term debt offerings are projected to maintain its total debt within these levels.

   In addition to the GO and appropriation-backed debt described above, commencing in fiscal 2002 until about 2007, the Georgia State Road & Tollway Authority is projected to sale between $8 billion to $10 billion of revenue bonds to fund the Governor's Road Improvement Program. This program is being implemented to relieve road and highway congestion throughout the state. Although the bonds are being issued by the Georgia State Road & Tollway Authority, the state's full faith and credit is pledged towards the repayment of the bonds.

   Economy The State of Georgia is the 10/th/ most populous state with a population of approximately 8.2 million residents, increasing over 26% from 1990 to 2000. The state remains the fastest growing state on the eastern seaboard. The state's economy underwent strong expansion between 1990 and 2000 including strong job growth in the services, high technology, and air transportation sectors. The recent recession that started in 2001 has slowed Georgia's economy and has it performing at the pace of the national economy. The services sector continues as the state's leading employment sector at 27.1% of its total employment. The state's other leading employment sectors include the trade sector at 17.4%, government at 15.4% and manufacturing at 14.3%. The Atlanta metropolitan statistical area continues to serve as the state's economic center capturing approximately 55% of the state's employment. This area includes Atlanta, the state's capitol and 20 surrounding counties. The next largest metropolitan area is the Columbus-Muscogee area.

   The state's moderate cost of living and research centers provided by its colleges and universities continue to attract a very skilled labor force. At the beginning of 2001, the state's unemployment rate was at its 30-year low of just 3.6%. However, the on-set of the 2001 recession has increased the state's unemployment rate to 4.2% with ultimate projections of around 6% by the end of 2002. The state's per capita income levels are slightly below the U.S. average at 94.4%. The state's income levels show more favorably when taking into account costs of living and quality of life indicators.

   Financial The creditworthiness of the portfolio is largely dependent on the financial strength of the State of Georgia and its localities. The state's strong economic performance has translated into its strong financial performance and the accumulation of substantial reserves.

    At the close of fiscal 2000, the state had almost $1.32 billion of unreserved general fund reserves or about 6.9% of expenditures. In addition to this healthy unreserved general fund balance, the state had a revenue shortfall reserve of about $551 million and a reserve for Mid-year Adjustments of around $138 million. Such strong reserve levels allow financing flexibility and provide very strong safeguards against short-term economic swings. Unaudited fiscal 2001 financial operations suggests a surplus of $770 million. Through the first nine months of fiscal 2002, the state's revenue collections are down 5.7% and have been impacted by the slowing economy. The governor has mandated that state agencies cut 2.5% of their budgets for the fiscal year. The state does not anticipate utilizing its shortfall reserves to cure the pending deficit.

   A significant portion of the portfolio's assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. The fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the state's general fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.


   Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, and Maryland Tax-Free Money Funds


                RISK FACTORS ASSOCIATED WITH A MARYLAND PORTFOLIO

   The funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.


   Debt The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.


   The State of Maryland disclosed in its fiscal year 2001 Comprehensive Annual Financial Report (CAFR) dated June 30, 2001, that it has approximately $3.5 billion in general obligation bonds outstanding and an additional $1.8 billion in other long-term debt. As of May 17, 2002, general obligation debt of the State of Maryland is rated Triple-A by Moody's, S&P, and Fitch. There is no general debt limit imposed by the state constitution or public general laws. The state constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.


   Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain state higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.


   Economy The Maryland Board of Revenue Estimates reported on December 14, 2001, that according to several measures the state's economy had outperformed the nation over the past twelve months during the nationwide slowdown. The slowdown is apparent in reduced employment and personal income growth. However, the extent of the reduction has not been as severe in Maryland as in other states. One reason for this is Maryland's limited exposure to the manufacturing sector, which has been hard hit by current economic conditions.

   Financial To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The state continues to demonstrate a conservative approach to managing its finances. Fiscal year 2001 concluded with a general fund operating surplus and the general fund balance rose to a healthy $2.5 billion. In March 2002, the Board revised its forecast for fiscal year 2002 general fund revenues down by about 2 percent compared to fiscal year 2001. The decline is attributable to the economic slowdown and specifically to a significant decline in capital gains revenues. The decline also reflects the last installment of the state's 10% income tax reduction.

   Sectors Investment concentration in a particular sector can present unique risks. A significant portion of the funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates and charges that applies to all payors. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Federal Diagnosis-Related Group (DRG) system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of U.S. hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the seven years from 1993 through 1999, Maryland hospital costs grew faster than the national rate, although the cumulative rate of increase since the base year is still below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.


   The funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

   New Jersey Tax-Free Bond Fund


               RISK FACTORS ASSOCIATED WITH A NEW JERSEY PORTFOLIO
   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of New Jersey general obligation bonds and debt issued by state agencies, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.


   Debt As of May 17, 2002, general obligation debt of the State is rated Aa2 by Moody's. AA+ by S&P, and AA by Fitch. Over the past several months, New Jersey's credit rating has been lowered by Moody's and Fitch from Aa1 and AA+, respectively. Moody's outlook is negative and S&P has placed its rating on Credit Watch with negative implications. This suggests that additional downgrades may occur. All three rating agencies have expressed concern over the extent of the State's revenue shortfall during the national economic slowdown. The downgrades also reflect the belief that the State will need several years to return to budget stability.


   The State of New Jersey and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.


   The State of New Jersey disclosed in its fiscal year 2001 Comprehensive Annual Financial Report (CAFR) dated June 30, 2001, that it has approximately $3.5 billion in general obligation bonds outstanding. In addition, the state has guaranteed the principal and interest payments on certain bonds issued by the New Jersey Sports and Exposition Authority and the state has also contracted with the Authority to provide annual appropriations for payment of debt service on certain other bonds. As of June 30, 2001, the amounts outstanding were $86.1 million and $694.5 million, respectively. The state may also be required to provide appropriations to meet a deficiency in debt service payments for the South Jersey Port Corporation and the New Jersey Housing and Mortgage Finance Agency.


   Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The New Jersey Building Authority, New Jersey Transportation Trust Fund Authority, New Jersey Economic Development Authority, New Jersey Educational Facilities Authority, New Jersey Health Care Facilities Financing Authority, New Jersey Highway Authority, New Jersey Housing and Mortgage Finance Agency, New Jersey Sports and Exposition Authority, New Jersey Transit Corporation, and New Jersey Turnpike Authority have outstanding bonds of this type.


   Economy The New Jersey economy enjoyed another strong year in 2000, but the outlook for the national economy as well as for the state is for lower rates of growth going forward. For example, employment ad personal income growth are projected to decline in 2001 and in 2002. New Jersey reports that its current budgetary imbalance is attributable in part to this economic slowdown, exacerbated by the events of September 11.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the State of New Jersey and its localities. Weakness in the state's financial strength has caused Moody's and Fitch to downgrade the state's credit rating to Aa2 and AA, respectively. The 2003 budget, which is Governor McGreevey's first budget, reports that the state is facing a $5.3 billion shortfall. This is a very high 22% of the total projected fiscal year 2003 budget. Governor McGreevey has proposed various actions to remedy the deficit including budget cuts and utilizing Rainy Day funds.


   Sectors Investment concentration in a particular sector can present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare or Medicaid programs and private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through government conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

   The fund may be exposed to solid waste projects. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A federal decision striking down New Jersey's system of solid waste flow control increases the potential risk of default absent a legislative solution, or some form of subsidy by local or state governments.

   New York Tax-Free Bond and New York Tax-Free Money Funds


                RISK FACTORS ASSOCIATED WITH A NEW YORK PORTFOLIO
   The funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of New York general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.


   The fund's ability to maintain credit quality is primarily dependent upon the ability of New York issuers to continue to meet debt service obligations in a timely fashion. In 1975, the state, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and loss of access to the public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. During the early 1990s, the state and city confronted renewed fiscal pressure, as the region suffered moderate economic decline. Conditions began to improve in 1993, though below-average economic performance and tight budgetary conditions persisted. Both entities experienced financial relief in the late 1990s because of the strong national economy, a robust financial services sector, and vigilant spending control.

   On September 11, 2001, hijackers flew two passenger jetliners into the World Trade Center. The attack destroyed the World Trade Center, damaged other buildings, and caused significant loss of life. Business activity was disrupted and residents in the vicinity were displaced. The economic impact on the state and especially New York City has been substantial. In response to the events of September 11, the U.S. Congress passed emergency supplemental legislation authorizing $40 billion to cover increased security costs and to support the recovery effort in the states of New York, Pennsylvania, and Virginia. Congress and the President appropriated $10 billion of this amount. New York City has received a portion of the financial assistance from the Federal Emergency Management Agency.


   New York State


   The State of New York disclosed in its Fiscal Year 2001 Comprehensive Annual Financial Report (CAFR) dated March 31, 2001, that it has approximately $4.3 billion in general obligation bonds outstanding. In addition, the state has entered into lease purchase agreements as well as contractual obligation financing arrangements with certain municipal entities to finance various capital projects. The state has also entered into arrangements for the purchase of equipment and real property through the issuance of certificates of participation. As of March 31, 2001, the total amount outstanding of these other forms of debt was $25 billion. As of May 17, 2002, general obligation debt of the state is rated AA by both S&P and Fitch and A2 by Moody's.

   Certain authorities are more heavily reliant on annual direct state support such as the Urban Development Authority (UDC) - now the Empire State Development Corporation (ESDC). In February 1975, the UDC defaulted on approximately $1 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority (PFA), through which the state provided assistance to the UDC, including support for debt service. Since then, there have been no additional defaults by state authorities.

   Subsequent to the fiscal crisis of the mid-70s, New York State maintained balanced operations on a cash basis, although by 1992 it had built up an accumulated general fund deficit of over $6 billion on a Generally Accepted Accounting Principles (GAAP) basis. This deficit consisted mainly of overdue tax refunds and payments due localities. To resolve its accumulated general fund deficit, the state established the Local Government Assistance Corporation (LGAC) in 1990. A total of approximately $5 billion in LGAC bonds have been issued. The proceeds of these bonds were used to provide the state's assistance to localities and school districts, enabling the state to reduce its accumulated general fund deficit. As of March 31, 2001, $4.7 billion of LGAC debt is outstanding.

   To a large degree, the risk of the portfolio is dependent on the financial strength of the State of New York and its localities. The state's economy had been showing signs of reduced growth due to the national economic slowdown when the events of September 11 occurred. Subsequently, the state's economy showed greater weakness and its budget gap worsened. The state has reported that a shortfall in the Fiscal Year 2002 budget was closed through the use of reserves, administrative cuts, and legislative actions. The state's Department of Budget reported in the "Annual Information Statement" dated January 31, 2002, that the state faced a budget gap of over $5 billion in Fiscal Year 2003. The Governor proposed to close the gap with spending reductions, use of reserves, and other actions. The Financial Plan projects a closing balance in the General Fund of $710 million at the end of 2002-03. Economic growth is projected to generally improve in calendar year 2002, but the state's economic recovery is expected to lag the nation as it has in past economic recoveries.

   New York City


   The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the city's short-term obligations. In the subsequent decade, the city made a significant recovery. The most important contribution to the city's fiscal recovery was the creation of the Municipal Assistance Corporation for the City of New York (MAC). Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase city bonds and notes. Although the MAC bonds met with reluctance by investors at first, the program has proven to be very successful.


   According to the New York State Department of Budget's "Supplement to the Annual Information Statement" dated April 5, 2002, the city issued a Financial Plan in June 2001 that projected a balanced budget for Fiscal Year 2002 and budget gaps of $2.8 billion in Fiscal Year 2003, $2.6 billion in Fiscal Year 2004, and $2.2 billion in Fiscal Year 2005. After the September 11th attack, the new projected budget gaps are $4.8 billion in Fiscal Year 2003, $5 billion in Fiscal Year 2004, and $5.4 billion in Fiscal Year 2005. The Mayor's Executive Budget proposes balancing the Fiscal Year 2003 budget gap through agency actions ($1.8 billion), Federal and State subsidies ($800 million), payroll savings from benefit cuts and attrition ($600 million), and a one-time borrowing by the New York City Transitional Finance Agency ($1.5 billion). Based on an independent analysis of the economy and the city's budget, the City Comptroller reported in May 2002 that the projected Fiscal Year 2003 budget gap has increased to $6 billion and that the City is unlikely to receive the full $800 million in federal and state subsidies.

   As of May 15, 2002, general obligation debt of the city is rated A by S&P's, A+ by Fitch, and A2 by Moody's. Moody's placed its credit rating on negative outlook in November 2001 due to the economic and financial uncertainty created by the September 11th attack.


   Long Island and LILCO

   The Long Island Lighting Company (LILCO) was the single largest property taxpayer in both Nassau and Suffolk Counties. LILCO experienced substantial financial difficulty primarily arising from problems related to its completed but unlicensed 809 megawatt Shoreham Nuclear Power Facility located in Suffolk County. In 1986, the State Legislature created the Long Island Power Authority (LIPA) and ownership of the Shoreham Plant was subsequently transferred to LIPA for one dollar in exchange for certain rate benefits to LILCO.

   As requested by the Governor, LIPA proposed a plan to restructure LILCO, reduce rates on Long Island, and provide a framework for long-term competition in power production. With the issuance of $7 billion in debt, LIPA purchased LILCO common stock, acquired or redeemed certain preferred stock and outstanding debt, and funded the cost of certain rebates and credits to LIPA's customers. With these purchases, LIPA acquired LILCO's electric transmission and distribution system, its 18% ownership interest in the Nine Mile Point 2 nuclear plant, and the regulatory asset of Shoreham. In May 1998, LIPA sold its first two series of bonds amounting to $4.9 billion. This allowed for the acquisition of LILCO by LIPA and a merger of the remaining portions of the former LILCO business with Keyspan Energy to form Marketspan Corp. LIPA will now be the provider of retail electric service throughout most of Long Island.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare and state

   Medicaid programs or private insurers are common to all hospitals. To the extent these third-party payors reduce reimbursement levels, the individual hospitals may be affected. The state's support for Medicaid and health services has slowed over the last several years. In 1997 health care reform was implemented. Under the new system, hospitals are permitted to negotiate inpatient payment rates with private payors. In addition, the federal balanced budget act of 1997 contains provisions to reduce Medicare expenditures. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions.

   The funds may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plan shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the industry.

   The funds may invest in private activity bond issues for corporate and nonprofit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

   Virginia Tax-Free Bond Fund


                RISK FACTORS ASSOCIATED WITH A VIRGINIA PORTFOLIO
   The fund's concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to Commonwealth of Virginia general obligations and agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.


   Debt The Commonwealth of Virginia and its local governments issued $5.8 billion of municipal bonds in 2001, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 2001 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

   As of June 30, 2001, the Commonwealth of Virginia had $1.0 billion of outstanding general obligation bonds secured by the Commonwealth's revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years' income tax and sales and use tax collections. The Commonwealth's outstanding general obligation debt is well below that limit and approximately 90% of the debt service is actually met from revenue-producing capital projects such as universities and toll roads.

   The Commonwealth also supports $2.8 billion in debt issued by the Virginia Public Building Authority, the Commonwealth Transportation Board, the Virginia College Building Authority, the Virginia Biotechnology Research Park Authority, the Virginia Port Authority, and the Innovative Technology Authority for transportation purposes. These bonds are not backed by the full faith and credit of the Commonwealth but instead are subject to annual appropriations from the Commonwealth's General Fund.

   In addition to the Commonwealth and public authorities described above, an additional $8.3 billion in bonds has been issued by special public authorities in Virginia that are not obligations of the Commonwealth. These bonds include debt issued by the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority.

   Economy The Commonwealth of Virginia has a population of approximately 7.1 million, making it the twelfth largest state. Since the 1930s the Commonwealth's population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1990s was led by the Northern Virginia area outside of Washington, D.C., where approximately 31% of the Commonwealth's population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, including the Commonwealth's capital of Richmond. The Commonwealth's economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high technology employers, with nearly 150,000 people employed in 3,900 establishments. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

   Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the Commonwealth of Virginia and its localities. Virginia is rated AAA by Moody's, S&P, and Fitch. While S&P and Fitch maintain stable outlooks, Moody's revised its outlook to negative in December 2001. Moody's outlook change was coincident with Virginia's announcement of a sizable budget gap brought about by slowing revenues and rising expenditures. Governor Warner and the Virginia Assembly have since closed this budget gap by cutting expenditures and allowing transfers from the Revenue Stabilization Fund. In addition, the car tax relief program was frozen at 70%. The Revenue Stabilization Fund is specifically earmarked to cushion against such a slowdown as Virginia has recently experienced.

   The Commonwealth's budget is prepared on a biennial basis. From 1970 through 2000, the General Fund showed a positive balance for all of its two-year budgetary periods. The national recession and its negative effects on Virginia's personal income tax collections did, however, force the Commonwealth to draw down its General Fund balances in 1992 and in 2001. On June 30, 2001, the unreserved general fund balance, including a revenue stabilization account, totaled $1.2 billion of this $1.2 billion, $716 million was in a Revenue Stabilization Fund as of June 30, 2001 (representing 6% of revenues).


   A significant portion of the fund's assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

   Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund's assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital's revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

   The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuers' financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief.

   The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

   All funds


   Puerto Rico From time to time the funds invest in obligations of the Commonwealth of Puerto Rico and its public corporations, which are exempt from federal, state, and city or local income taxes. The majority of the Commonwealth's debt is issued by the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, electric power, and education. As of June 30, 2001, public sector debt issued by the Commonwealth and its public corporations totaled approximately $26.7 billion. The amount of debt is high according to traditional measures for a state or local municipality, but not when considering the Commonwealth as a sovereign nation issuing debt for all levels of government from national to local. The Commonwealth monitors its debt issuance on an on-going basis by comparing the rate of growth in debt to rate of growth in gross product. Growth in debt exceeded growth in gross product between fiscal years 1996-1998, but fell below it in fiscal years 1999-2000. The Commonwealth's constitution limits the amount of principal and interest on direct obligations to 15% of the average annual revenues in the two fiscal years preceding the current fiscal year. As of May 17, 2002, general obligation debt of the Commonwealth is rated Baa1 by Moody's and A by S&P. As of July 2001, S&P placed the Commonwealth on Credit Watch with negative implications. The reasons for S&P's action are described below.

   The Commonwealth is also responsible for debt associated with its retirement systems. As of July 1, 2000, the Commonwealth had an unfunded pension benefit obligation of over $7.4 billion. The Commonwealth passed Act No. 305 on September 24, 1999, to help reduce the amount of the obligation. Act No. 305 changed the benefit system for new employees from a defined benefit system to a defined contribution system. Defined contribution accounts are funded by participant contributions and are not credited with a contribution by the Commonwealth. Commonwealth contributions going forward will be used to reduce the unfunded pension liability.

   The Commonwealth's economy has experienced steady economic expansion for over a decade. Growth is attributed to several factors including a favorable trading relationship with the United States, government-sponsored economic development programs, increases in the level of federal transfers, the relatively low cost of borrowing, and, until recently, the low cost of oil. The Commonwealth is vulnerable to an economic downturn in the U.S. because of its heavy reliance on trade with the mainland, particularly in manufactured goods. About 90% of the Commonwealth's exports are sent to the U.S. and manufacturing makes up about 40% of gross product. Nevertheless, the longer-term trend has been steady economic improvement. As a result of the terrorist attacks in the United States on September 11, the Commonwealth has reported that there is uncertainty as to expected level of economic activity in the short-term. The Commonwealth's economy is also vulnerable to oil prices because of it over-dependence on oil for electric power. To address this issue, the Electric Power Authority has entered into purchase power contracts to build two cogeneration plants reliant on other fuels. A natural gas plant was recently completed and began commercial operations in March 2000 and a coal facility is scheduled to be completed in 2002. The two plants will initially supply about one-third of the Commonwealth's electric power.


   For many years U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code, which helped spur significant expansion in capital intensive manufacturing activity. Section 936 entitled certain corporations to credit income derived from business activities in the Commonwealth against their United States corporate income tax. However, federal tax legislation passed in 1993 and 1996 decreased the tax benefits and eliminated it altogether beginning in the 2006 tax year. At present, it is difficult to forecast what short- and long-term effects the phase-out will have on the Puerto Rican economy.

   The Commonwealth and the United States are tied to each other politically as well as economically. The Commonwealth came under U.S. sovereignty pursuant to the Treaty of Paris signed in 1898, which ended the Spanish-American War. Puerto Ricans have been citizens of the U.S. since 1917. In 1950, the U.S. Congress enacted Public Law 600 which authorized the people of Puerto Rico to draft and adopt their own constitution. The constitution was approved in a special referendum by the people of Puerto Rico and by the U.S. Congress and President. It went into effect in 1952. More recently, the U.S. House of Representatives voted in March 1998 in favor of a political status act. A referendum held in December of 1998 was intended to resolve whether Puerto Rico would preserve its Commonwealth status or transition to becoming a state. Of the voting options available, a majority of voters opted for the choice labeled "None of the Above." While there are various interpretations to this result, it is apparent that the political status of the Commonwealth will remain unclear for the near term.


   In January 2001, Sila Calderon was sworn in for her first term as Governor of Puerto Rico. She has been faced with the challenge of balancing the Commonwealth's budget. The Commonwealth ended fiscal year 2000, with a large deficit and a reduction in the general fund balance from $497 million to $350 million based on generally accepted accounting principals. Fiscal year 2001 also closed with a deficit and another reduction in the general fund balance to $272 million. These general fund deficits and reserve drawdowns lead S&P to place the Commonwealth on Credit Watch with negative implications. Governor Calderon has outlined a comprehensive recovery plan that includes reducing expenditures and more closely monitoring available revenues. The plan also includes increasing short-term borrowing and refinancing long-term debt. S&P has indicated that future action on the Commonwealth's credit rating will rely heavily on whether the structural budget gap is eliminated.



       RISK FACTORS ASSOCIATED WITH TAX-EFFICIENT GROWTH AND TAX-EFFICIENT

  MULTI-CAP GROWTH FUNDS AND THE EQUITY PORTION OF TAX-EFFICIENT BALANCED FUND


   Foreign securities

   The fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.


   Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.




 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in each fund's prospectus.

   All funds (other than Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds)


                              Municipal Securities


   Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, the fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the fund's assets invested in any particular type of municipal security can be expected to vary.

   The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal, state, and/or city or local, if applicable, income tax. In determining the tax-exempt status of a municipal security, the fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and, as a result, the interest received by the fund from such a security might not be exempt from federal income tax.


   Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.


                                 Municipal Notes

   Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

  . Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

  . Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.

  . Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  . Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.


  . Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and prerefunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.


  . General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.


  . Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility or enterprise or, in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.


   Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  . Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the fund's Board determines such securities are illiquid, they will be subject to the fund's limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

   The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
   (5) the rating assigned to the obligation by an established rating agency or
   T. Rowe Price.


  . Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "prerefunded" or "escrowed to maturity" and are considered high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the fund, be considered an investment in U.S. Treasury securities.


  . Private Activity Bonds Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.


   The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  . Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.



                           Adjustable Rate Securities


   Municipal securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment. Such securities may have long-term maturities but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take the following forms:

       Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) a variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest; (2) a variable rate instrument is subject to a demand feature, which entitles the purchaser to receive the principal amount of the underlying security or securities either (i) upon notice of usually 30 days, or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days' notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (3) an instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions of such rule.

       Floating Rate Securities Floating rate instruments are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Subject to the provisions of Rule 2a-7 under the 1940 Act, (1) the maturity of a floating rate instrument is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made; and (2) floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Should the provisions of Rule 2a-7 change, the funds will determine the maturity of these securities in accordance with the amended provisions of such rule.


   Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.


   Participation Interests The fund may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker, or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

   In the case of longer-term bonds, the fund may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

   The fund will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the fund holds participation interests is exempt from federal income tax to the fund. However, there is no guarantee the IRS would treat such interest income as tax-exempt.


   Bond and Balanced Funds


  . Residual Interest Bonds are a type of high-risk derivative. The fund may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, seven- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.


   Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.


  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed-income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment. Embedded interest rate swaps enhance yields but also increase interest rate risk.


   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates. Both instruments may be volatile and of limited liquidity, and their use may adversely affect the fund's total return.


   The fund may invest in other types of derivative instruments as they become available.

   For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the fund's investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

   There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the fund may invest in these securities.


   All funds (other than Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds)


                             When-Issued Securities


   New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. The fund will maintain cash, high-grade marketable debt securities, or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a fund will meet its obligations from then-available cash flow, sale of securities, or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a fund upon notice to its shareholders.


   All funds (other than the Money, Tax-Efficient Growth, and Tax-Efficient Multi-Cap Growth Funds)


                                    Forwards


   The fund may purchase bonds on a when-issued basis with longer-than-standard settlement dates, in some cases exceeding one to two years. In such cases, the fund must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.



                  Investment in Taxable Money Market Securities


   Although the fund (other than Tax-Efficient Funds) expects to be solely invested in municipal securities, for temporary defensive purposes it may elect to invest in the taxable money market securities listed next (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.


  . U.S. Government Agency Securities  Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, banker's acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.


  . Short-Term Corporate Debt Securities Short-term corporate debt securities rated at least AA by S&P, Moody's, or Fitch.

  . Commercial Paper Paper rated A-2 or better by S&P, Prime-2 or better by Moody's, or F-2 or better by Fitch, or, if not rated, is issued by a corporation having an outstanding debt issue rated A or better by Moody's, S&P or Fitch and, with respect to the Money Funds, is of equivalent investment quality as determined by the Board of Directors/Trustees.

  . Determination of Maturity of Money Market Securities The Money Funds may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

   Tax-Efficient Funds


                               Hybrid Instruments


   Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

   The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.


   Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

   Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.


   Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.


   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund. Accordingly, the fund will limit its investments in hybrid instruments to 10% of total assets. However, because of their volatility, it is possible that the fund's investment in hybrid instruments will account for more than 10% of the fund's return (positive or negative).


                        Illiquid or Restricted Securities


   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the fund should be in a position where more than 15% (10% for Money Funds) of the value of its net assets is invested in illiquid assets, including restricted securities, the fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's restriction of investing no more than 15% (10% for Money Funds) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than 15% (10% for Money Funds) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.



                                    Warrants

   The fund may acquire warrants. Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------

                         Lending of Portfolio Securities


   Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under its investment program. The collateral, in turn, is invested in short-term securities. While the securities are being lent, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the fund employs an agent to implement its securities lending program and the agent receives a fee from the fund for its services. The fund has a right to call each loan and obtain the securities within such period of time coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of
   T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the fund bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.


   All funds (other than the Money Funds)


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The bond funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   The Tax-Efficient Funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").


   Stock index futures contracts may be used to provide a hedge for a portion of the fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the fund's portfolio successfully, the fund must sell futures contracts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the fund's portfolio securities.


   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the fund. In this regard, the fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.


   The fund will enter into futures contracts, which are traded on national (and for the Tax-Efficient Funds,


   foreign) futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low-cost means of implementing the fund's objectives in these areas.

   Regulatory Limitations

   If the fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the fund's assets at risk to 5%.


   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.


   Unlike when the fund purchases or sells a security, no price would be paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the fund's open positions in futures contracts, the fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   Financial futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require a payment by the fund ("variation margin") to restore the margin account to the amount of the initial margin.

   Subsequent payments ("mark-to-market payments") to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the fund will pay the amount of the daily change in value to the broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the broker will pay the amount of the daily change in value to the fund.


   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

   Tax-Efficient Funds

   For example, the S&P 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.


   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.


  . Liquidity The fund may elect to close some or all of its futures positions at any time prior to their expiration. The fund would do so to reduce exposure represented by long futures positions or short futures positions. The fund may close its positions by taking opposite positions, which would operate to terminate the fund's position in the futures contracts. Final determinations of mark-to-market payments would then be made, additional cash would be required to be paid by or released to the fund, and the fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the fund would continue to be required to make daily mark-to-market and variation margin payments. However, in the event futures contracts have been used to hedge the underlying instruments, the fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision on whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance, and the value of the underlying instruments held in the fund's portfolio might decline. If this were to occur, the fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.


   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   All funds (other than the Money Funds)

   The fund may purchase and sell options on the same types of futures in which it may invest.


   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on future contracts are valued daily at the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or in the absence of such sale, the mean of closing bid and ask prices.

   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the fund intends to acquire.

   From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other
   T. Rowe Price funds in a fair and non-discriminatory manner.

   Bond and Tax-Efficient Balanced Funds


   The fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.


   The fund may purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates and the consequent decline in the prices of the municipal securities it owns. The fund will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the fund's portfolio which were being hedged.

   Tax-Efficient Funds


   As an alternative to writing or purchasing call and put options on stock index futures, the fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.


          Special Risks of Transactions in Options on Futures Contracts


   The risks described under "Special Risks of Transactions in Futures Contracts" are substantially the same as the risks of using options on futures. If the fund were to write an option on a futures contract, it would be required to deposit initial margin and maintain mark-to-market payments in the same manner as a regular futures contract. In addition, where the fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures, which may interfere with the timely execution of customers' orders.

   In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that the movements in the price of options on futures contracts and the value of the call increases by more than the increase in the value of the securities held as cover, the fund may realize a loss on the call, which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

   The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

   General Considerations Transactions by the fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, boards of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.



                    Additional Futures and Options Contracts

   Although the fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts


   The fund may enter into certain options, futures, foreign exchange contracts (Tax-Efficient Funds only), and swaps including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions considered Section 1256 contracts will be considered to have been closed at the end of the fund's fiscal year, and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss, regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The fund will be required to distribute net gains on such transactions to shareholders, even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.


   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from options, futures, or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.


   Entering into certain options, futures contracts, swaps, or foreign forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the fund.

   The Internal Revenue Service has issued a notice proposing alternative methods for the inclusion or deduction of certain payments made under swap contracts. Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the fund, potentially impacting the tax results of the fund.



                              Options on Securities

   Options are another type of potentially high-risk derivative.

   Bond and Money Funds


   The fund has no current intention of investing in options on securities, although it reserves the right to do so. Appropriate disclosure would be added to the fund's prospectus and Statement of Additional Information when and if the fund decides to invest in options.


   Tax-Efficient Funds


                          Writing Covered Call Options


   The fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the fund. In writing covered call options, the fund expects to generate additional premium income, which should serve to enhance the fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

   A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The fund generally will write only covered call options. This means that the fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the fund will write a call option that is not covered as indicated above but where the fund will establish and maintain, with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC, having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the fund generally will not do) but capable of enhancing the fund's total return. When writing a covered call option, a fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one that owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the fund's policy, which limits the pledging or mortgaging of its assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the fund's loss could be significant.

   The premium received is the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.


   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the fund will be able to effect such closing transactions at favorable prices. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

   The fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The fund may write American or European style covered put options and purchase options to close out options previously written by the fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


   The fund would write put options only on a covered basis. This means that the fund would maintain, in a segregated account, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price. Alternatively, the fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund's portfolio at a price lower than the current market price of the security or currency. In such event the fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, the fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the fund's total assets. In calculating the 25% limit, the fund will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

   The premium received by the fund for writing covered put options will be recorded as a liability of the fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices.

                             Purchasing Put Options


   The fund may purchase American or European style put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.


   The fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.


   The fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the fund when purchasing a put option will be recorded as an asset of the fund in the portfolio of investments. This asset will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange) or, in the absence of such sale, the mean of the closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.



                             Purchasing Call Options

   The fund may purchase American or European style call options. As the holder of a call option, the fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.


   Call options may be purchased by the fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

   The fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the fund when purchasing a call option will be recorded as an asset of the fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.



                        Dealer (Over-the-Counter) Options

   The fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the fund would look to a clearing corporation to exercise exchange-traded options, if the fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the fund as well as loss of the expected benefit of the transaction.


   Exchange-traded options generally have a continuous liquid market, while dealer options have none. Consequently, the fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the fund originally wrote the option. While the fund will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counter-party, the fund may be unable to liquidate a dealer option. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, since the fund must maintain a secured position with respect to any call option on a security it writes, the fund may not sell the assets it has segregated to secure the position while it is obligated under the option. This requirement may impair a fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the fund for foreign futures or foreign options transactions may not be provided the same protections as funds received for transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the fund's order is placed and the time it is liquidated, offset, or exercised.


                          Foreign Currency Transactions

   Tax-Efficient Funds

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The fund's use of such contracts would include, but not be limited to, the following:

   First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the fund will be served.

   The fund may enter into forward contacts for any other purpose consistent with the fund's investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the fund may net offsetting positions.

   At the maturity of a forward contract, the fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.


                         Interfund Borrowing and Lending

   All funds

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to borrow money from other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.

   Tax-Efficient Funds

   The fund is a party to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits it to lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   The fund may enter into a repurchase agreement through which an investor (such as the fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements, which do not provide for payment within seven days, will be treated as illiquid securities. The fund will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) which the fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.



                          Reverse Repurchase Agreements


   Although the fund has no current intention of engaging in reverse repurchase agreements, the fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the fund, subject to Investment Restriction (1). (See "Investment Restrictions.")


                              Money Market Reserves

   Tax-Efficient Funds only

   The fund may invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation: T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the
   T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770,July 29,
   1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the fund. While neither RIF nor GRF pays an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.


   All funds


 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the fund. Calculation of the fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.

                              Fundamental Policies

   As a matter of fundamental policy, the fund may not:

   (1) Borrowing Borrow money except that the fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;


   (2) Commodities Purchase or sell physical commodities, except that the funds (other than the Money Funds) may enter into futures contracts and options thereon;


   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

   (4) Loans Make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;



   (5) Percent Limit on Assets Invested in Any One Issuer (California, Tax-Efficient Balanced, Tax-Efficient Multi-Cap Growth, Tax-Efficient Growth, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, Tax-Free

   Intermediate Bond, and Tax-Free Short-Intermediate Funds Only) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;




   (6) Percent Limit on Share Ownership of Any One Issuer (California, Tax-Efficient Balanced, Tax-Efficient Multi-Cap Growth, Tax-Efficient Growth, Tax-Exempt Money, Tax-Free High Yield, Tax-Free Income, Tax-Free

   Intermediate Bond, and Tax-Free Short-Intermediate Funds Only) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 10% of the outstanding voting securities of any issuer would be held by the fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);


   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act;


   (9) Taxable Securities (All funds, except Tax-Efficient Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the fund's income would be exempt from federal and, if applicable, any state, city, or local income tax. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund's income would be subject to the AMT; or


   (10) Underwriting Underwrite securities issued by other persons, except to the extent that the fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (1), the Money Funds have no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the fund does not consider currency contracts or hybrid investments to be commodities.


       For purposes of investment restriction (3):

          . U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

          . Industries are determined by reference to the classifications of industries set forth in the fund's semiannual and annual reports.

          . It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction.


          . Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the industry limitation of 25%.

       For purposes of investment restriction (4), the fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

       For purposes of investment restriction (9), the fund measures the amount of its income from taxable securities, including AMT securities, over the course of the fund's taxable year.


                               Operating Policies

   As a matter of operating policy, the fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (1) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;


   (2) Equity Securities (All funds, except Tax-Efficient Funds) Purchase any equity security or security convertible into an equity security, provided that the fund (other than the Money Funds) may invest up to 10% of its total assets in equity securities, which pay tax-exempt dividends and which are otherwise consistent with the fund's investment objective and, further provided, that each Money Fund may invest up to 10% of its total assets in equity securities of other tax-free open-end money market funds;

   (3) Futures Contracts Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the fund's net asset value;


   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Money Funds) of its net assets would be invested in such securities;


   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; (ii) in the case of the Tax-Free Funds, only securities of other tax-free money market funds; or (iii) in the case of Tax-Efficient Funds, securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds;


   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the fund as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33/1//\\/3/\\% of the fund's total assets at the time of borrowing or investment;


   (8) Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the fund would be invested in warrants.


                                      NOTES

       With respect to investment restriction (6), the funds have no current intention of purchasing the securities of other investment companies. Duplicate fees could result from any such purchases.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------

   The officers and directors of the fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years.

   The fund is governed by a Board of Directors that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The majority of Board members are independent of T. Rowe Price and T. Rowe Price International. The directors who are also employees or officers of T. Rowe Price are referred to as inside or interested directors. Each Board currently has three committees, described in the following paragraphs.

   The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund's Board.
   F. Pierce Linaweaver is chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held no formal meetings during the last fiscal year.

   The Joint Audit Committee is comprised of David K. Fagin, F. Pierce Linaweaver, John G. Schreiber, and Paul M. Wythes, all independent directors. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting or other questions relating to particular areas of the
   T. Rowe Price funds' operations or the operations of parties dealing with the
   T. Rowe Price funds, as circumstances indicate. The Audit Committee for the funds met three times in 2001. All members of the committee participated in the meetings.


   The fund's Executive Committee, consisting of the fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

                           Independent Directors*



  Name, Date of Birth, and        Term of Office(a)
Number of Portfolios in Fund     and Length of Time            Principal Occupation(s)           Other Directorships of
Complex Overseen by Director           Served                    During Past 5 Years                Public Companies
-------------------------------------------------------------------------------------------------------------------------
 Calvin W. Burnett, Ph.D.      Tax-Efficient Funds,     President, Coppin State College        Provident Bank of
 3/16/32                       2001; all other                                                 Maryland
 98 portfolios                 corporations,
                               s
                               ince
                               later of
                               1993
                                or
                               year
                               of incorporation
                               (
                               b
                               )
-------------------------------------------------------------------------------------------------------------------------
 Anthony W. Deering            Tax-Efficient Funds,     Director, Chairman of the Board,       The Rouse Company
 1/28/45                       2001; all other          President, and Chief Executive
 98 portfolios                 corporations, s          Officer, The Rouse Company, real
                               ince                     estate developers
                               later of
                               1983
                                or
                               year
                               of incorporation
                               (
                               b
                               )
-------------------------------------------------------------------------------------------------------------------------
 Donald W. Dick, Jr.           Tax-Efficient Funds,     Principal, EuroCapital Advisors,       None
 1/27/43                       1997; all other          LLC, an acquisition and
 98 portfolios                 corporations, 2001       management advisory firm
-------------------------------------------------------------------------------------------------------------------------
 David K. Fagin                Tax-Efficient Funds,     Director, Dayton Mining                Dayton Mining
 4/9/38                        1997; all other          Corporation (6/98 to present),         Corporation, Golden
 98 portfolios                 corporations, 2001       Golden Star Resources Ltd., and        Star Resources Ltd.,
                                                        Canyon Resources, Corp. (5/00 to       and Canyon Resources,
                                                        present); Chairman and President,      Corp.
                                                        Nye Corporation
-------------------------------------------------------------------------------------------------------------------------
 F. Pierce Linaweaver          Tax-Efficient Funds,     President, F. Pierce Linaweaver &      None
 8/22/34                       2001; all other          Associates, Inc., consulting
 98 portfolios                 corporations, s          environmental & civil engineers
                               ince
                               later of
                               1979
                                or
                               year
                               of incorporation
                               (
                               b
                               )
-------------------------------------------------------------------------------------------------------------------------
 Hanne M. Merriman             Tax-Efficient Funds,     Retail Business Consultant             Ann Taylor Stores
 11/16/41                      1997; all other                                                 Corporation, Ameren
 98 portfolios                 corporations, 2001                                              Corp., Finlay
                                                                                               Enterprises, Inc., The
                                                                                               Rouse Company, and
                                                                                               US Airways Group, Inc.
-------------------------------------------------------------------------------------------------------------------------
 John G. Schreiber             Tax-Efficient Funds,     Owner/President, Centaur Capital       AMLI Residential
 10/21/46                      2001; all other          Partners, Inc., a real estate          Properties Trust, Host
 98 portfolios                 corporations, s          investment company; Senior             Marriott Corporation,
                               ince                     Advisor and Partner, Blackstone        and The Rouse
                               later of                 Real Estate Advisors, L.P.             Company, real estate
                               1992                                                            developers
                                or
                               year
                               of incorporation
                               (
                               b
                               )
-------------------------------------------------------------------------------------------------------------------------
 Hubert D. Vos                 Tax-Efficient Funds,     Owner/President, Stonington            None
 8/2/33                        1997; all other          Capital Corporation, a private
 98 portfolios                 corporations, 2001       investment company
-------------------------------------------------------------------------------------------------------------------------
 Paul M. Wythes                Tax-Efficient Funds,     Founding Partner of Sutter Hill         Teltone Corporation
 6/23/33                       1997; all other          Ventures, a venture capital limited
 98 portfolios                 corporations, 2001       partnership, providing equity
                                                        capital to young high technology
                                                        companies throughout the United
                                                        States
-------------------------------------------------------------------------------------------------------------------------

 * All information about the directors was current as of December 31, 2001.

 (a) Each director serves until election of a successor.

 (b) See years of incorporation in the following table.



                  Incorporation Years
Corporation                        Year of Incorporation
-----------                        ---------------------
California Tax-Free Funds                  1986
State Tax-Free Funds                       1986
Tax-Exempt Money Fund                      1980
Tax-Free High Yield Fund                   1984
Tax-Free Income Fund                       1976
Tax-Free Intermediate Bond Fund            1992
Tax-Free Short-Intermediate Fund           1983





                              Inside Directors*



 Name, Date of Birth,      Term of Of
    and Number of            fice(a)
  Portfolios in Fund     and Length of     Principal Occupation(s)  Other Directorships
 Complex Overseen by       Time Served       During Past 5 Years    of Public Companies
       Director
------------------------------------------------------------------------------------------





 James A.C. Kennedy    Tax-Efficient Funds,    Managing Director and Director,       None
 8/15/53               1997                    T. Rowe Price
 32 portfolios                                 Associates, Inc.
                                               and

                                               T. Rowe Price Group, Inc.
                                               Director, Tax-Efficient Funds
-----------------------------------------------------------------------------------------------------

 William T. Reynolds   S                      Director and Managing Director,      None
 5/26/48               ince later of          T. Rowe Price and T. Rowe Price
 37 portfolios         1989
                                              Group, Inc.
                       or                     Chairman of the Board, California
                       year of                Tax-Free, State Tax-Free, Tax-
                       incorporation          Exempt Money, Tax-Free High
                       (                      Yield, Tax-Free Income, and Tax-
                       b                      Free Short-Intermediate Funds;
                       )                      Director, Tax-Free Intermediate
                                              Bond Fund; Vice President, Tax-
                                              Efficient Funds
---------------------------------------------------------------------------------------------------





 James S. Riepe        Tax-Efficient Funds,     Director and Managing Director,         None
 6/25/43               1997; all other          T. Rowe Price;
 98 portfolios         corporations, s          Vice Chairman of
                       ince                     the Board, Director and Managing
                       later of                 Director,
                       1983                     T
                                                . Rowe Price Group,
                       or                       Inc.; Chairman of the Board and
                       year                     Director, T. Rowe Price Investment
                       of incorporation         Services, Inc., T. Rowe Price
                       (                        Retirement Plan Services, Inc., and
                       b                        T. Rowe Price Services, Inc.;
                       )                        Chairman of the Board, Director,
                                                President, and Trust Officer,
                                                T. Rowe Price Trust Company;
                                                Director, T. Rowe Price
                                                International, Inc.,
                                                and T. Rowe
                                                Price Global Investment Services

                                                Limited
                                                Director, California Tax-Free, State
                                                Tax-Free, Tax-Exempt Money, Tax-
                                                Free High Yield, Tax-Free Income,
                                                Tax-Free Intermediate Bond, and
                                                Tax-Free Short-Intermediate
                                                Funds; Director and Vice
                                                President, Tax-Efficient Funds
--------------------------------------------------------------------------------------------------------

 M. David Testa        S             Vice Chairman of the Board, Chief     None
 4/22/44               ince          Investment Officer, Director, and
 98 portfolios         1997          Managing Director, T. Rowe Price
                                     Group, Inc.; Chief Investment
                                     Officer, Director, and Managing
                                     Director, T. Rowe Price
                                     ;
                                     Director
                                     and
                                     Chairman
                                     of the Board
                                     ,
                                     T. Rowe Price Global Asset
                                     Management Limited; Vice
                                     President and Director, T. Rowe
                                     Price Trust Company; Director,
                                     T. Rowe Price Global Investment
                                     Services Limited and T. Rowe Price

                                     International, Inc.
                                     Director, all funds
-------------------------------------------------------------------------------------------




 * All information about the directors was current as of December 31, 2001.

 (a) Each director serves until election of a successor.

 (b) See years of incorporation in the table above.


                                Officers/(a)/



Name, Date of Birth, Address, and         Position(s) Held With
Principal Occupations                     Fund
------------------------------------------------------------------------------



R. Lee Arnold, Jr., 9/7/70         Vice President, Tax-Free High Yield Fund
Assistant Vice President, T. Rowe
Price; Chartered Financial
Analyst; Certified Public
Accountant
-------------------------------------------------------------------------------



Jeremy N. Baker, 2/27/68                         Vice President, State Tax-Free
Assistant Vice President, T.  Rowe Price;        and Tax-Free
Chartered Financial Analyst                      Income Funds
-------------------------------------------------------------------------------



Linda A. Brisson, 7/8/59                     Vice President, California
Vice President, T. Rowe Price and T. Rowe    Tax-Free and State Tax-
Price Group, Inc.                            Free Funds
-------------------------------------------------------------------------------




Steven G. Brooks, 8/5/54    Vice President, California Tax-Free, State Tax-
Vice President, T. Rowe     Free, and Tax-Exempt Money Funds
Price and T. Rowe Price
Group, Inc.; Chartered
Financial Analyst
-------------------------------------------------------------------------------

Joseph A. Carrier, 12/30/60                            Treasurer, all funds
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Investment Services, Inc.
-------------------------------------------------------------------------------



Jonathan M. Chirunga, 2/2/66              Vice President, State Tax-Free Funds
Assistant Vice President, T. Rowe
Price
-------------------------------------------------------------------------------




Maria H. Condez, 4/3/62              Vice President, California Tax-Free, State
Employee, T. Rowe Price              Tax-
                                     Free, and Tax-Exempt Money Funds
-------------------------------------------------------------------------------





G. Richard Dent, 11/14/60                     Vice President, California
Vice President, T. Rowe Price and T. Rowe     Tax-Free, State Tax-
Price Group, Inc.                             Free, Tax-Exempt Money, Tax-Free
                                              High Yield,
                                              and Tax-Free Income Funds
-------------------------------------------------------------------------------





Jill L. Hauser, 6/23/58                 Vice President, Tax-Efficient Funds
Vice President, T. Rowe Price and T.
Rowe Price Group, Inc.
-------------------------------------------------------------------------------



Charles B. Hill, 9/22/61    President, Tax-Free Intermediate Bond Fund;
Vice President, T. Rowe     Executive Vice President, Tax-Free Short-
Price and T. Rowe Price     Intermediate Fund; Vice President, State Tax-
Group, Inc.                 Free, Tax-Free High Yield, and Tax-Free Income
                            Funds
-------------------------------------------------------------------------------



Henry H. Hopkins, 12/23/42                 Vice President
Managing Director, T. Rowe Price;          , all funds
Director and Managing Director, T. Rowe
Price Group, Inc.; Vice President, T.
Rowe Price International, Inc. and T.
Rowe Price Retirement Plan Services,
Inc.; Vice President and Director, T.
Rowe Price Investment Services, Inc., T.
Rowe Price Services, Inc., and T. Rowe
Price Trust Company
-------------------------------------------------------------------------------


Thomas J. Huber, 9/23/66                Vice President, Tax-Efficient Funds
Vice President, T. Rowe Price and T.
Rowe Price Group, Inc.; formerly
Corporate Banking Officer with
NationsBank; Chartered Financial
Analyst
-------------------------------------------------------------------------------



T. Dylan Jones, 2/7/71               Assistant Vice President, California
Employee, T. Rowe Price              Tax-Free,
                                     State Tax-Free, and Tax-Exempt Money Funds
-------------------------------------------------------------------------------

J. Jeffrey Lang, 1/10/62                          Vice President, Tax-Efficient
Vice President, T. Rowe Price and T. Rowe         Funds
Price Trust Company
-------------------------------------------------------------------------------




Marcy M. Lash, 1/30/63        Vice President, State Tax-Free, Tax-Exempt
Vice President, T. Rowe       Money, Tax-Free High Yield, Tax-Free Income,
Price; (1998) formerly        and Tax-Free Short-Intermediate Funds
Assistant Vice President,
underwriting, at Connie Lee
Insurance Company
-------------------------------------------------------------------------------




Alan D. Levenson, 7/17/58   Vice President, California Tax-Free, State Tax-
Vice President, T. Rowe     Free, and Tax-Exempt Money Funds
Price and T. Rowe Price
Group, Inc.; formerly
Senior Vice President and
Director of Research at
Aubrey G. Lanston & Co.,
Inc.
-------------------------------------------------------------------------------



Patricia B. Lippert, 1/12/53                         Secretary, all funds
Assistant Vice President, T. Rowe Price and T.
Rowe Price Investment Services, Inc.
-------------------------------------------------------------------------------




Joseph K. Lynagh,        President, Tax-Exempt Money Fund; Executive
6/9/58                   Vice President, California Tax-Free and State Tax-
Vice President, T. Rowe  Free Funds
Price and T. Rowe Price
Group, Inc.; formerly
Corporate Banking
Officer with
NationsBank; Chartered
Financial Analyst
-------------------------------------------------------------------------------




Eric N. Mader, 12/20/68     Vice President, Tax-Free Intermediate Bond Fund
Assistant Vice President,
T. Rowe Price; (1998)
formerly Special Assistant
to the CFO, District of
Columbia Public Schools
-------------------------------------------------------------------------------



Konstantine B. Mallas, 5/26/63                Vice President, California
Vice President, T. Rowe Price and T. Rowe     Tax-Free, State Tax-
Price Group, Inc.                             Free, Tax-Free High Yield,
                                              Tax-Free Income, Tax-
                                              Free Intermediate Bond, Tax-Free
                                              Short-
                                              Intermediate Funds
-------------------------------------------------------------------------------



James M. McDonald,         Vice President, California Tax-Free, State Tax-
9/29/49                    Free, and Tax-Exempt Money Funds
Vice President, T. Rowe
Price, T. Rowe Price
Group, Inc., and T. Rowe
Price Trust Company
-------------------------------------------------------------------------------



Hugh D. McGuirk, 7/6/60     Executive Vice President, Tax-Efficient Funds;
Vice President, T. Rowe     Vice President, State Tax-Free, Tax-Free High
Price and T. Rowe Price     Yield, Tax-Free Income, Tax-Free Intermediate
Group, Inc.                 Bond, and Tax-Free Short-Intermediate Funds
-------------------------------------------------------------------------------

David S. Middleton, 1/18/56                            Controller, all funds
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
-------------------------------------------------------------------------------



Mary J. Miller, 7/19/55                      President, California Tax-Free,
Managing Director, T. Rowe Price and T.      State Tax-Free,
Rowe Price Group, Inc.                       Tax-Free High Yield, Tax-Free
                                             Income, Tax-Free
                                             Short-Intermediate Funds;
                                             Executive Vice
                                             President, Tax-Free Intermediate
                                             Bond Fund;
                                             Vice President, Tax-Efficient and
                                             Tax-Exempt
                                             Money Funds
-------------------------------------------------------------------------------



James M. Murphy, 4/23/67           Vice President, Tax-Free High Yield Fund
Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.;
formerly Portfolio Manager at
Prudential Investments; Chartered
Financial Analyst
-------------------------------------------------------------------------------



Donald J. Peters, 7/3/59                              President, Tax-Efficient
Vice President, T. Rowe Price and T. Rowe Price       Funds
Group, Inc.
-------------------------------------------------------------------------------



Stephen P. Richter,       Vice President, Tax-Free High Yield and Tax-Free
10/18/69                  Income Funds
Vice President, T. Rowe
Price; formerly Vice
President at Euler ACI;
Chartered Financial
Analyst
-------------------------------------------------------------------------------




William J. Stromberg, 3/10/60           Vice President, Tax-Efficient Funds
Managing Director, T. Rowe Price and
T. Rowe Price Group, Inc.; Chartered
Financial Analyst
-------------------------------------------------------------------------------




Timothy G. Taylor, 9/15/75         Assistant Vice President, State Tax-Free,
Employee, T. Rowe Price            Tax-Free
                                   Intermediate Bond, and Tax-Free Short-
                                   Intermediate Funds
-------------------------------------------------------------------------------



Mark R. Weigman, 7/30/62                Vice President, Tax-Efficient Funds
Vice President, T. Rowe Price, T. Rowe
Price Group, Inc., and T. Rowe Price
Trust Company; Chartered Financial
Analyst
-------------------------------------------------------------------------------

Edward A. Wiese, 4/12/59                        Vice President, California
Vice President, T. Rowe Price, T. Rowe Price    Tax-Free, State Tax-
Group, Inc., and T. Rowe Price Trust            Free, Tax-Exempt Money,
Company; Director, Chief Investment Officer,    Tax-Free Intermediate
and Vice President, T. Rowe Price Savings       Bond, and Tax-Free
Bank; Chartered Financial Analyst               Short-Intermediate Funds
-------------------------------------------------------------------------------




(a)
  Unless otherwise indicated, the officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


                         Director Compensation Table


   The fund does not pay pension or retirement benefits to its officers or directors. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International does not receive any remuneration from the fund.


Name of Person                     Aggregate Compensation From               Total Compensation From Fund and
---------------------------------  Fund(a)                                   Fund Complex Paid to Directors(b)
---------------------------------------------------------------------------  ---------------------------------
                                   -----------------------------------------------------------------------------
California Tax-Free Bond Fund
Calvin W. Burnett, Ph.D.                                             $1,470                           $110,000
Anthony W. Deering                                                    1,111                            110,000
Donald W. Dick, Jr.(c)                                                  233                            110,000
David K. Fagin(c)                                                       238                            112,000
F. Pierce Linaweaver                                                  1,657                            113,000
Hanne M. Merriman(c)                                                    233                            110,000
John G. Schreiber                                                     1,657                            113,000
Hubert D. Vos(c)                                                        235                            111,000
Paul M. Wythes(c)                                                       240                            113,000
----------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund
Calvin W. Burnett, Ph.D.                                             $1,274                           $110,000
Anthony W. Deering                                                      982                            110,000
Donald W. Dick, Jr.(c)                                                  204                            110,000
David K. Fagin(c)                                                       206                            112,000
F. Pierce Linaweaver                                                  1,277                            113,000
Hanne M. Merriman(c)                                                    204                            110,000
John G. Schreiber                                                     1,277                            113,000
Hubert D. Vos(c)                                                        205                            111,000
Paul M. Wythes(c)                                                       207                            113,000
----------------------------------------------------------------------------------------------------------------
Florida Intermediate Tax-Free Fund
Calvin W. Burnett, Ph.D.                                             $1,261                           $110,000
Anthony W. Deering                                                    1,113                            110,000
Donald W. Dick, Jr.(c)                                                  204                            110,000
David K. Fagin(c)                                                       206                            112,000
F. Pierce Linaweaver                                                  1,263                            113,000
Hanne M. Merriman(c)                                                    204                            110,000
John G. Schreiber                                                     1,263                            113,000
Hubert D. Vos(c)                                                        205                            111,000
Paul M. Wythes(c)                                                       207                            113,000
----------------------------------------------------------------------------------------------------------------
Georgia Tax-Free Bond Fund
Calvin W. Burnett, Ph.D.                                             $1,210                           $110,000
Anthony W. Deering                                                      960                            110,000
Donald W. Dick, Jr.(c)                                                  200                            110,000
David K. Fagin(c)                                                       201                            112,000
F. Pierce Linaweaver                                                  1,212                            113,000
Hanne M. Merriman(c)                                                    200                            110,000
John G. Schreiber                                                     1,212                            113,000
Hubert D. Vos(c)                                                        201                            111,000
Paul M. Wythes(c)                                                       202                            113,000
----------------------------------------------------------------------------------------------------------------
Maryland Short-Term Tax-Free Bond Fund
Calvin W. Burnett, Ph.D.                                             $1,348                           $110,000
Anthony W. Deering                                                    1,009                            110,000
Donald W. Dick, Jr.(c)                                                  213                            110,000
David K. Fagin(c)                                                       215                            112,000
F. Pierce Linaweaver                                                  1,352                            113,000
Hanne M. Merriman(c)                                                    213                            110,000
John G. Schreiber                                                     1,352                            113,000
Hubert D. Vos(c)                                                        214                            111,000
Paul M. Wythes(c)                                                       217                            113,000
----------------------------------------------------------------------------------------------------------------
Maryland Tax-Free Bond Fund
Calvin W. Burnett, Ph.D.                                             $4,027                           $110,000
Anthony W. Deering                                                    1,929                            110,000
Donald W. Dick, Jr.(c)                                                  411                            110,000
David K. Fagin(c)                                                       435                            112,000
F. Pierce Linaweaver                                                  4,063                            113,000
Hanne M. Merriman(c)                                                    411                            110,000
John G. Schreiber                                                     4,063                            113,000
Hubert D. Vos(c)                                                        423                            111,000
Paul M. Wythes(c)                                                       446                            113,000
----------------------------------------------------------------------------------------------------------------
Maryland Tax-Free Money Fund(d)
Calvin W. Burnett, Ph.D.                                               $968                           $110,000
Anthony W. Deering                                                      824                            110,000
Donald W. Dick, Jr.(c)                                                  193                            110,000
David K. Fagin(c)                                                       194                            112,000
F. Pierce Linaweaver                                                    969                            113,000
Hanne M. Merriman(c)                                                    193                            110,000
John G. Schreiber                                                       969                            113,000
Hubert D. Vos(c)                                                        193                            111,000
Paul M. Wythes(c)                                                       194                            113,000
----------------------------------------------------------------------------------------------------------------
New Jersey Tax-Free Bond Fund
Calvin W. Burnett, Ph.D.                                             $1,345                           $110,000
Anthony W. Deering                                                    1,006                            110,000
Donald W. Dick, Jr.(c)                                                  210                            110,000
David K. Fagin(c)                                                       212                            112,000
F. Pierce Linaweaver                                                  1,349                            113,000
Hanne M. Merriman(c)                                                    210                            110,000
John G. Schreiber                                                     1,349                            113,000
Hubert D. Vos(c)                                                        211                            111,000
Paul M. Wythes(c)                                                       213                            113,000
----------------------------------------------------------------------------------------------------------------
New York Tax-Free Bond Fund
Calvin W. Burnett, Ph.D.                                             $1,567                           $110,000
Anthony W. Deering                                                    1,082                            110,000
Donald W. Dick, Jr.(c)                                                  225                            110,000
David K. Fagin(c)                                                       229                            112,000
F. Pierce Linaweaver                                                  1,574                            113,000
Hanne M. Merriman(c)                                                    225                            110,000
John G. Schreiber                                                     1,574                            113,000
Hubert D. Vos(c)                                                        227                            111,000
Paul M. Wythes(c)                                                       231                            113,000
----------------------------------------------------------------------------------------------------------------
New York Tax-Free Money Fund
Calvin W. Burnett, Ph.D.                                             $1,324                           $110,000
Anthony W. Deering                                                      998                            110,000
Donald W. Dick, Jr.(c)                                                  207                            110,000
David K. Fagin(c)                                                       209                            112,000
F. Pierce Linaweaver                                                  1,327                            113,000
Hanne M. Merriman(c)                                                    207                            110,000
John G. Schreiber                                                     1,327                            113,000
Hubert D. Vos(c)                                                        208                            111,000
Paul M. Wythes(c)                                                       210                            113,000
----------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Bond Fund
Calvin W. Burnett, Ph.D.                                             $1,898                           $110,000
Anthony W. Deering                                                    1,197                            110,000
Donald W. Dick, Jr.(c)                                                  252                            110,000
David K. Fagin(c)                                                       259                            112,000
F. Pierce Linaweaver                                                  1,909                            113,000
Hanne M. Merriman(c)                                                    252                            110,000
John G. Schreiber                                                     1,909                            113,000
Hubert D. Vos(c)                                                        256                            111,000
Paul M. Wythes(c)                                                       263                            113,000
----------------------------------------------------------------------------------------------------------------
Tax-Efficient Balanced Fund
Calvin W. Burnett, Ph.D.(c)                                            $195                           $110,000
Anthony W. Deering(c)                                                   195                            110,000
Donald W. Dick, Jr.                                                     875                            110,000
David K. Fagin                                                          892                            112,000
F. Pierce Linaweaver(c)                                                 196                            113,000
Hanne M. Merriman                                                       891                            110,000
John G. Schreiber(c)                                                    196                            113,000
Hubert D. Vos                                                           891                            111,000
Paul M. Wythes                                                          876                            113,000
----------------------------------------------------------------------------------------------------------------
Tax-Efficient Growth Fund
Calvin W. Burnett, Ph.D.(c)                                            $200                           $110,000
Anthony W. Deering(c)                                                   200                            110,000
Donald W. Dick, Jr.                                                     889                            110,000
David K. Fagin                                                          916                            112,000
F. Pierce Linaweaver(c)                                                 202                            113,000
Hanne M. Merriman                                                       915                            110,000
John G. Schreiber(c)                                                    202                            113,000
Hubert D. Vos                                                           916                            111,000
Paul M. Wythes                                                          892                            113,000
----------------------------------------------------------------------------------------------------------------
Tax-Efficient Multi-Cap Growth Fund
Calvin W. Burnett, Ph.D.(c)                                            $189                           $110,000
Anthony W. Deering(c)                                                   189                            110,000
Donald W. Dick, Jr.                                                     858                            110,000
David K. Fagin                                                          863                            112,000
F. Pierce Linaweaver(c)                                                 189                            113,000
Hanne M. Merriman                                                       863                            110,000
John G. Schreiber(c)                                                    189                            113,000
Hubert D. Vos                                                           863                            111,000
Paul M. Wythes                                                          858                            113,000
----------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Fund
Calvin W. Burnett, Ph.D.                                             $3,018                           $110,000
Anthony W. Deering                                                    1,796                            110,000
Donald W. Dick, Jr.(c)                                                  330                            110,000
David K. Fagin(c)                                                       345                            112,000
F. Pierce Linaweaver                                                  3,041                            113,000
Hanne M. Merriman(c)                                                    330                            110,000
John G. Schreiber                                                     3,041                            113,000
Hubert D. Vos(c)                                                        338                            111,000
Paul M. Wythes(c)                                                       353                            113,000
----------------------------------------------------------------------------------------------------------------
Tax-Free High Yield Fund
Calvin W. Burnett, Ph.D.                                             $3,394                           $110,000
Anthony W. Deering                                                    2,151                            110,000
Donald W. Dick, Jr.(c)                                                  395                            110,000
David K. Fagin(c)                                                       416                            112,000
F. Pierce Linaweaver                                                  3,967                            113,000
Hanne M. Merriman(c)                                                    395                            110,000
John G. Schreiber                                                     3,967                            113,000
Hubert D. Vos(c)                                                        405                            111,000
Paul M. Wythes(c)                                                       427                            113,000
----------------------------------------------------------------------------------------------------------------
Tax-Free Income Fund
Calvin W. Burnett, Ph.D.                                             $4,744                           $110,000
Anthony W. Deering                                                    2,469                            110,000
Donald W. Dick, Jr.(c)                                                  457                            110,000
David K. Fagin(c)                                                       485                            112,000
F. Pierce Linaweaver                                                  4,786                            113,000
Hanne M. Merriman(c)                                                    457                            110,000
John G. Schreiber                                                     4,786                            113,000
Hubert D. Vos(c)                                                        471                            111,000
Paul M. Wythes(c)                                                       499                            113,000
----------------------------------------------------------------------------------------------------------------
Tax-Free Intermediate Bond Fund
Calvin W. Burnett, Ph.D.                                             $1,204                           $110,000
Anthony W. Deering                                                    1,146                            110,000
Donald W. Dick, Jr.(c)                                                  210                            110,000
David K. Fagin(c)                                                       213                            112,000
F. Pierce Linaweaver                                                  1,208                            113,000
Hanne M. Merriman(c)                                                    210                            110,000
John G. Schreiber                                                     1,208                            113,000
Hubert D. Vos(c)                                                        211                            111,000
Paul M. Wythes(c)                                                       214                            113,000
----------------------------------------------------------------------------------------------------------------
Tax-Free Short-Intermediate Fund
Calvin W. Burnett, Ph.D.                                             $2,133                           $110,000
Anthony W. Deering                                                    1,307                            110,000
Donald W. Dick, Jr.(c)                                                  270                            110,000
David K. Fagin(c)                                                       278                            112,000
F. Pierce Linaweaver                                                  2,146                            113,000
Hanne M. Merriman(c)                                                    270                            110,000
John G. Schreiber                                                     2,146                            113,000
Hubert D. Vos(c)                                                        274                            111,000
Paul M. Wythes(c)                                                       283                            113,000
----------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation for fiscal year 2002.
 (b) Amounts in this column are based on compensation received for fiscal year 2002. The T. Rowe Price complex included 97 funds as of December 31, 2001.

 (c) Newly elected to fund Board as of October 24, 2001.

 (d) Expenses are based on accrued compensation for the period March 31, 2001 to February 28, 2002.

                 Directors' Holdings in the T. Rowe Price Funds

   The following table sets forth the T. Rowe Price fund holdings of the independent and inside directors, as of December 31, 2001.



                              Burnett  Deering     Dick     Fagin    Linaweaver  Merriman  Schreiber    Vos       Wythes
-----------------------------------------------------------                                                     ----------
    Aggregate Holdings,
    -------------------         $1-     over      over      over       over       over       over      over      over
         All Funds            $10,000  $100,000  $100,000  $100,000   $100,000   $100,000  $100,000   $100,000  $100,000
         ---------
--------------------------------------------------------------------------------------------------------------------------
 Balanced Fund                 None      None      None      None $50,001-$100,000 None      None       None       None

--------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Fund         None      None   $1-$10,0$10,001-$50,000   None         over      None       None       None
                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth              None      None      None        None            None         None      None       None       None
 Fund-Advisor Class
-----------------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    None      None      None        None            None         None      None       None       None
-----------------------------------------------------------------------------------------------------------------------------------
 California Tax-Free Bond      None      None      None        None            None         None      None       None       None
 Fund
-----------------------------------------------------------------------------------------------------------------------------------
 California Tax-Free Money     None      None      None        None            None         None      None       None       None
 Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund     None      None      over        None            None      $10,001-$50,000   None       None     None
                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Capital Opportunity Fund      None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Corporate Income Fund         None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Developing Technologies       None      None      None        None            None           None         None       None     None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Diversified Small-Cap         None      None      None        None            None           None         None       None     None
 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Dividend Growth Fund          None      None      None   $10,001-$50,000      None      $10,001-$50,000   None       None     None

------------------------------------------------------------------------------------------------------------------------------------
 Emerging Europe &             None      None      None        None            None           None         None       None     None
 Mediterranean Fund
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Bond Fund    None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets Stock Fund   None      None      None        None            None           None         None       None     None
------------------------------------------------------------------------------------------------------------------------------------
 Equity Income Fund            None      None$50,001-$100,$50,001-$100,000     None      $50,001-$100,000  None  $10,001-$50,00None

------------------------------------------------------------------------------------------------------------------------------------
 Equity Income Fund-Advisor    None      None         None            None            None            None         None       None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Equity Income Portfolio       None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 Equity Index 500 Fund         None      None         None            None            None       over $100,000     None       None

------------------------------------------------------------------------------------------------------------------------------------
 Equity Index 500 Portfolio    None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 European Stock Fund           None      over    $10,001-$50,000 $10,001-$50,000      None            None         None       None
                                       $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Extended Equity Market        None      None         None            None            None            None         None       None
 Index Fund
------------------------------------------------------------------------------------------------------------------------------------
 Financial Services Fund       None      None    $10,001-$50,000      None            None            None         None       None

------------------------------------------------------------------------------------------------------------------------------------
 Florida Intermediate          None      None         None            None            None            None         None       None
 Tax-Free Fund
------------------------------------------------------------------------------------------------------------------------------------
 Georgia Tax-Free Bond Fund    None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 Global Stock Fund             None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 Global Technology Fund        None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 GNMA Fund                     None      None         None            None            None            None         over       None
                                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Government Reserve            None      None         None            None            None            None         None       None
 Investment Fund
------------------------------------------------------------------------------------------------------------------------------------
 Growth & Income Fund          None      None      $1-$10,000         None            None            None         over       No$10,
                                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Growth Stock Fund             None      None    $10,001-$50,000      None       $10,001-$50,000      None         None       None

------------------------------------------------------------------------------------------------------------------------------------
 Growth Stock Fund-Advisor     None      None         None            None            None            None         None       None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Health Sciences Fund          None      None    $10,001-$50,000      None            None            None         None $50,001-$100

------------------------------------------------------------------------------------------------------------------------------------
 Health Sciences Portfolio     None      None         None            None            None            None         None       None
------------------------------------------------------------------------------------------------------------------------------------
 High Yield Fund             $1-$10,000  None    $10,001-$50,000      None            None            None         over       None
                                                                                                                 $100,000
------------------------------------------------------------------------------------------------------------------------------------
 High Yield Fund-Advisor        None      None         None            None            None            None         None      None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Foreign          None      None         None            None            None            None         None      None
 Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Large-Cap        None      None         None            None            None            None         None      None
 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Large-Cap        None      None         None            None            None            None         None      None
 Value Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Mid-Cap          None      None         None            None            None            None         None      None
 Equity Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Institutional Small-Cap        None      None         None            None            None            None         None      None
 Stock Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Bond Fund        None      None   $50,001-$100,000      None            None            None         None      None

------------------------------------------------------------------------------------------------------------------------------------
 International Bond             None      None         None            None            None            None         None      None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 International Discovery        None$50,001-$100,0$10,001-$50,000      None       over $100,000        None         None      None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Equity Index     None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Growth &         None         None            None            None            None            None         None    No
 Income Fund
------------------------------------------------------------------------------------------------------------------------------------
 International Stock Fund    $1-$10,000 over $100,000        None       over $100,000        None            None         None    No

------------------------------------------------------------------------------------------------------------------------------------
 International Stock            None         None            None            None            None            None         None    No
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 International Stock            None         None            None            None            None            None         None    No
 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Japan Fund                     None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Latin America Fund             None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Limited-Term Bond Portfolio    None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Maryland Short-Term            None         None            None            None            None            None         None    No
 Tax-Free Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
 Maryland Tax-Free Bond Fund    None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Maryland Tax-Free Money        None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Media & Telecommunications     None    $10,001-$50,000      None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Fund            None         None         $1-$10,000    $10,001-$50,000      None            None         No$10,001-

------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Fund-Advisor    None         None            None            None            None            None         None    No
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Portfolio       None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Value Fund             None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 New America Growth Fund        None         None            None            None       over $100,000   $10,001-$50,000   None    No
------------------------------------------------------------------------------------------------------------------------------------
 New America Growth             None         None            None            None            None            None         None    No
 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 New Asia Fund                  None         None            None       $10,001-$50,000      None            None         None    No

------------------------------------------------------------------------------------------------------------------------------------
 New Era Fund                   None         None            None            None            None            None         No$10,001-

------------------------------------------------------------------------------------------------------------------------------------
 New Horizons Fund           $1-$10,000      None       $10,001-$50,000   $1-$10,000    over $100,000   $10,001-$50,000   No$10,001-

------------------------------------------------------------------------------------------------------------------------------------
 New Income Fund                None         None      $50,001-$100,000      None            None            None         over    No
                                                                                                                        $100,000
------------------------------------------------------------------------------------------------------------------------------------
 New Jersey Tax-Free Bond       None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Free Bond Fund    None         None            None            None            None            None         None    No
------------------------------------------------------------------------------------------------------------------------------------
 New York Tax-Free Money        None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Balanced     None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Balanced     None         None            None            None            None            None         None    No
 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Growth       None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Personal Strategy Income       None         None            None            None            None            None         None    No
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Prime Reserve Fund          $1-$10,000      None       over $100,000        None         $1-$10,000   $50,001-$100,0$10,001-$50,0No

------------------------------------------------------------------------------------------------------------------------------------
 Prime Reserve Fund-PLUS        None         None            None            None            None            None           None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Prime Reserve Portfolio        None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund               None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Reserve Investment Fund        None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Science & Technology Fund      None    over $100,000        None            None            None       $10,001-$50,000     No$10,00
------------------------------------------------------------------------------------------------------------------------------------
 Science & Technology           None         None            None            None            None            None           None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 Short-Term Bond Fund           None         None            None      $50,001-$100,000      None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Stock Fund           None         None         $1-$10,000    $10,001-$50,000      None            None           No$10,00

------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Stock                None         None            None            None            None            None           None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Value Fund           None         None            None            None            None            None           No$10,00

------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Value                None         None            None            None            None            None           None
 Fund-Advisor Class
------------------------------------------------------------------------------------------------------------------------------------
 Spectrum Growth Fund           None         None            None            None            None       over $100,000       None

------------------------------------------------------------------------------------------------------------------------------------
 Spectrum Income Fund           None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Spectrum International Fund    None         None            None            None            None       $10,001-$50,000     None
------------------------------------------------------------------------------------------------------------------------------------
 Summit Cash Reserves Fund      None         None            None       over $100,000        None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Summit GNMA Fund               None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal Income        None         None            None            None            None            None           over
 Fund                                                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal               None         None            None            None            None            None           over
 Intermediate Fund                                                                                                        $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Summit Municipal Money         None         None            None            None            None      $50,001-$100,000     None
 Market Fund
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Balanced Fund    None         None            None      $50,001-$100,000      None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Growth Fund      None         None            None       $10,001-$50,000      None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Efficient Multi-Cap        None         None            None            None            None            None           None
 Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Fund          None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Exempt Money Fund-PLUS     None         None            None            None            None            None           None
 Class
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free High Yield Fund       None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Income Fund           None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Intermediate Bond     None         None            None            None            None            None           None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Tax-Free Short-Intermediate    None         None            None            None            None            None           None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 Total Equity Market Index      None         None            None            None            None            None           None
 Fund
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Bond Index Fund           None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Intermediate     None         None       over $100,000        None            None            None           over
 Fund                                                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Long-Term        None         None            None            None            None            None           over
 Fund                                                                                                                     $100,000
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Treasury Money Fund       None         None            None            None            None            None           over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Value Fund                     None         None       $10,001-$50,000      None            None      $50,001-$100,000     over
                                                                                                                          $100,000
------------------------------------------------------------------------------------------------------------------------------------
 Value Fund-Advisor Class       None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------
 Virginia Tax-Free Bond Fund    None         None            None            None            None            None           None
------------------------------------------------------------------------------------------------------------------------------------

                            Kennedy           Reynolds          Riepe            Testa
--------------------------------------------------------------------------------------------
 Aggregate Holdings,
 -------------------
      All Funds          over $100,000     over $100,000    over $100,000   over $100,000
      ---------
--------------------------------------------------------------------------------------------
 Balanced Fund                None              None        over $100,000        None
--------------------------------------------------------------------------------------------
 Blue Chip Growth Fund        None              None            None             None
--------------------------------------------------------------------------------------------
 Blue Chip Growth             None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Blue Chip Growth             None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 California Tax-Free          None              None            None             None
 Bond Fund
--------------------------------------------------------------------------------------------
 California Tax-Free          None              None            None             None
 Money Fund
--------------------------------------------------------------------------------------------
 Capital Appreciation    over $100,000          None        over $100,000        None
 Fund
--------------------------------------------------------------------------------------------
 Capital Opportunity    $10,001-$50,000         None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Corporate Income Fund        None              None            None             None
--------------------------------------------------------------------------------------------
 Developing                   None              None            None             None
 Technologies Fund
--------------------------------------------------------------------------------------------
 Diversified Small-Cap        None              None            None             None
 Growth Fund
--------------------------------------------------------------------------------------------
 Dividend Growth Fund    over $100,000          None            None             None
--------------------------------------------------------------------------------------------
 Emerging Europe &            None              None            None             None
 Mediterranean Fund
--------------------------------------------------------------------------------------------
 Emerging Markets Bond        None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Emerging Markets             None              None            None         over $100,000
 Stock Fund
--------------------------------------------------------------------------------------------
 Equity Income Fund     $10,001-$50,000   $50,001-$100,000  over $100,000        None
--------------------------------------------------------------------------------------------
 Equity Income                None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Equity Income                None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 Equity Index 500 Fund        None              None            None             None
--------------------------------------------------------------------------------------------
 Equity Index 500             None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 European Stock Fund          None              None            None             None
--------------------------------------------------------------------------------------------
 Extended Equity              None              None            None             None
 Market Index Fund
--------------------------------------------------------------------------------------------
 Financial Services      over $100,000          None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Florida Intermediate         None              None            None             None
 Tax-Free Fund
--------------------------------------------------------------------------------------------
 Georgia Tax-Free Bond        None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Global Stock Fund            None              None            None             None
--------------------------------------------------------------------------------------------
 Global Technology            None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 GNMA Fund                    None         over $100,000        None             None
--------------------------------------------------------------------------------------------
 Government Reserve           None              None            None             None
 Investment Fund
--------------------------------------------------------------------------------------------
 Growth & Income Fund         None              None        over $100,000        None
--------------------------------------------------------------------------------------------
 Growth Stock Fund            None              None            None             None
--------------------------------------------------------------------------------------------
 Growth Stock                 None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Health Sciences Fund    over $100,000     over $100,000        None         over $100,000
--------------------------------------------------------------------------------------------
 Health Sciences              None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 High Yield Fund              None              None        over $100,000        None
--------------------------------------------------------------------------------------------
 High Yield                   None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Institutional Foreign        None              None            None             None
 Equity Fund
--------------------------------------------------------------------------------------------
 Institutional                None              None            None             None
 Large-Cap Growth Fund
--------------------------------------------------------------------------------------------
 Institutional                None              None            None             None
 Large-Cap Value Fund
--------------------------------------------------------------------------------------------
 Institutional Mid-Cap        None              None            None             None
 Equity Growth Fund
--------------------------------------------------------------------------------------------
 Institutional                None              None            None             None
 Small-Cap Stock Fund
--------------------------------------------------------------------------------------------
 International Bond           None           $1-$10,000         None             None
 Fund
--------------------------------------------------------------------------------------------
 International Bond           None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 International          $50,001-$100,000        None         $1-$10,000      over $100,000
 Discovery Fund
--------------------------------------------------------------------------------------------
 International Equity         None              None            None             None
 Index Fund
--------------------------------------------------------------------------------------------
 International Growth         None              None            None             None
 & Income Fund
--------------------------------------------------------------------------------------------
 International Stock     over $100,000          None        over $100,000    over $100,000
 Fund
--------------------------------------------------------------------------------------------
 International Stock          None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 International Stock          None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 Japan Fund                   None              None        over $100,000        None
--------------------------------------------------------------------------------------------
 Latin America Fund      over $100,000          None            None             None
--------------------------------------------------------------------------------------------
 Limited-Term Bond            None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 Maryland Short-Term          None        $50,001-$100,000      None             None
 Tax-Free Bond Fund
--------------------------------------------------------------------------------------------
 Maryland Tax-Free            None        $10,001-$50,000       None             None
 Bond Fund
--------------------------------------------------------------------------------------------
 Maryland Tax-Free            None              None            None             None
 Money Fund
--------------------------------------------------------------------------------------------
 Media &
 Telecommunications      over $100,000          None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Mid-Cap Growth Fund     over $100,000          None            None         over $100,000
--------------------------------------------------------------------------------------------
 Mid-Cap Growth               None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Mid-Cap Growth               None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 Mid-Cap Value Fund      over $100,000          None            None             None
--------------------------------------------------------------------------------------------
 New America Growth           None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 New America Growth           None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 New Asia Fund           over $100,000          None         $1-$10,000          None
--------------------------------------------------------------------------------------------
 New Era Fund            over $100,000          None            None             None
--------------------------------------------------------------------------------------------
 New Horizons Fund            None        $50,001-$100,000      None         over $100,000
--------------------------------------------------------------------------------------------
 New Income Fund              None              None            None             None
--------------------------------------------------------------------------------------------
 New Jersey Tax-Free          None              None            None             None
 Bond Fund
--------------------------------------------------------------------------------------------
 New York Tax-Free            None              None            None             None
 Bond Fund
--------------------------------------------------------------------------------------------
 New York Tax-Free            None              None            None             None
 Money Fund
--------------------------------------------------------------------------------------------
 Personal Strategy            None              None            None             None
 Balanced Fund
--------------------------------------------------------------------------------------------
 Personal Strategy            None              None            None             None
 Balanced Portfolio
--------------------------------------------------------------------------------------------
 Personal Strategy            None              None            None             None
 Growth Fund
--------------------------------------------------------------------------------------------
 Personal Strategy            None              None            None             None
 Income Fund
--------------------------------------------------------------------------------------------
 Prime Reserve Fund      over $100,000       $1-$10,000     over $100,000   $10,001-$50,000
--------------------------------------------------------------------------------------------
 Prime Reserve                None              None            None             None
 Fund-PLUS Class
--------------------------------------------------------------------------------------------
 Prime Reserve                None              None            None             None
 Portfolio
--------------------------------------------------------------------------------------------
 Real Estate Fund             None              None            None             None
--------------------------------------------------------------------------------------------
 Reserve Investment           None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Science & Technology         None         over $100,000    over $100,000        None
 Fund
--------------------------------------------------------------------------------------------
 Science & Technology         None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Short-Term Bond Fund         None        $50,001-$100,000  over $100,000        None
--------------------------------------------------------------------------------------------
 Small-Cap Stock Fund    over $100,000          None            None             None
--------------------------------------------------------------------------------------------
 Small-Cap Stock              None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Small-Cap Value Fund         None        $10,001-$50,000   over $100,000    over $100,000
--------------------------------------------------------------------------------------------
 Small-Cap Value              None              None            None             None
 Fund-Advisor Class
--------------------------------------------------------------------------------------------
 Spectrum Growth Fund         None              None            None             None
--------------------------------------------------------------------------------------------
 Spectrum Income Fund         None              None            None             None
--------------------------------------------------------------------------------------------
 Spectrum                     None              None            None             None
 International Fund
--------------------------------------------------------------------------------------------
 Summit Cash Reserves    over $100,000          None        over $100,000    over $100,000
 Fund
--------------------------------------------------------------------------------------------
 Summit GNMA Fund             None              None            None             None
--------------------------------------------------------------------------------------------
 Summit Municipal             None              None            None             None
 Income Fund
--------------------------------------------------------------------------------------------
 Summit Municipal             None              None            None         over $100,000
 Intermediate Fund
--------------------------------------------------------------------------------------------
 Summit Municipal        over $100,000     over $100,000    over $100,000        None
 Money Market Fund
--------------------------------------------------------------------------------------------
 Tax-Efficient                None              None            None             None
 Balanced Fund
--------------------------------------------------------------------------------------------
 Tax-Efficient Growth         None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Tax-Efficient                None              None            None             None
 Multi-Cap Growth Fund
--------------------------------------------------------------------------------------------
 Tax-Exempt Money Fund   over $100,000     over $100,000        None             None
--------------------------------------------------------------------------------------------
 Tax-Exempt Money             None              None            None             None
 Fund-PLUS Class
--------------------------------------------------------------------------------------------
 Tax-Free High Yield          None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Tax-Free Income Fund         None              None            None        $10,001-$50,000
--------------------------------------------------------------------------------------------
 Tax-Free Intermediate        None              None            None             None
 Bond Fund
--------------------------------------------------------------------------------------------
 Tax-Free
 Short-Intermediate           None           $1-$10,000     over $100,000        None
 Fund
--------------------------------------------------------------------------------------------
 Total Equity Market          None              None        over $100,000        None
 Index Fund
--------------------------------------------------------------------------------------------
 U.S. Bond Index Fund         None              None            None             None
--------------------------------------------------------------------------------------------
 U.S. Treasury                None         over $100,000        None             None
 Intermediate Fund
--------------------------------------------------------------------------------------------
 U.S. Treasury                None              None            None             None
 Long-Term Fund
--------------------------------------------------------------------------------------------
 U.S. Treasury Money          None              None            None             None
 Fund
--------------------------------------------------------------------------------------------
 Value Fund              over $100,000    $10,001-$50,000   over $100,000    over $100,000
--------------------------------------------------------------------------------------------
 Value Fund-Advisor           None              None            None             None
 Class
--------------------------------------------------------------------------------------------
 Virginia Tax-Free            None              None            None             None
 Bond Fund
--------------------------------------------------------------------------------------------

 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------

   As of May 31, 2002, the officers and directors of the fund, as a group, owned less than 1% of the outstanding shares of the fund.

   As of May 31, 2002, the following shareholders of record owned more than 5% of the outstanding shares of the fund:

   Maryland Tax-Free Money Fund: Melaine B. Manfield, 5115 Bradley Boulevard, Chevy Chase, Maryland 20815-6525.


   New York Tax-Free Money Fund: Coleman M. Brandt and Grace L. Brandt JT TEN, 330 West 72nd Street, Apt. 10A, New York, New York 10023-2649.

   Tax-Efficient Balanced Fund: TRP Finance, Inc., 802 West Street, Suite 301, Wilmington, Delaware 19801-1526.


   Tax-Exempt Money Fund-PLUS Class: Pershing Div. of DLJ SECS Corp. for exclusive benefit of TRP Money Fund Customer Accounts, 1 Pershing Plaza, Jersey City, New Jersey 07399-0002.




 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services

   Under the Management Agreement, T. Rowe Price provides the fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. . In addition to these services,
   T. Rowe Price provides the fund with certain corporate administrative services, including: maintaining the fund's corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the fund; maintaining liaison with the agents employed by the fund such as the fund's custodian and transfer agent; assisting the fund in the coordination of such agent's activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the fund without cost to the fund.

   The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the fund will be liable to the fund only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.


   Management Fee
   The fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described next.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Funds' net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                                           0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
                                           ------------------------------------------------------------------------------
                                           0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
                                           ------------------------------------------------------------------------------
                                           0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40 billion
                                           ------------------------------------------------------------------------------
                                           0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                           ------------------------------------------------------------------------------
                                           0.370%  Next $1 billion   0.320%  Next $10 billion




   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business.



   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the fund for that day, as determined in accordance with the fund's prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees  are listed in the following table:


California Tax-Free Bond Fund                 0.10%
California Tax-Free Money Fund                0.10
Florida Intermediate Tax-Free Fund            0.05
Georgia Tax-Free Bond Fund                    0.10
Maryland Short-Term Tax-Free Bond Fund        0.10
Maryland Tax-Free Bond Fund                   0.10
Maryland Tax-Free Money Fund                  0.10
New Jersey Tax-Free Bond Fund                 0.10
New York Tax-Free Bond Fund                   0.10
New York Tax-Free Money Fund                  0.10
Virginia Tax-Free Bond Fund                   0.10
Tax-Efficient Balanced Fund                   0.20
Tax-Efficient Growth Fund                     0.30
Tax-Efficient Multi-Cap Growth Fund           0.35
Tax-Exempt Money Fund                         0.10
Tax-Free High Yield Fund                      0.30
Tax-Free Income Fund                          0.15
Tax-Free Intermediate Bond Fund               0.05
Tax-Free Short-Intermediate Fund              0.10

   The following table sets forth the total management fees, if any, paid to T. Rowe Price by each fund, during the last three fiscal years:


                             Fund                                  2002         2001          2000
                             ----                                  ----         ----          ----
California Tax-Free Bond                                        $1,026,000   $  933,000    $  932,000
California Tax-Free Money                                          330,000      351,000       344,000
Florida Intermediate Tax-Free                                      351,000      313,000       352,000
Georgia Tax-Free Bond                                              305,000      215,000       191,000
Maryland Short-Term Tax-Free Bond                                  561,000      485,000       532,000
Maryland Tax-Free Bond                                           4,898,000    4,289,000     4,357,000
Maryland Tax-Free Money                                             29,000   0(a)         0(a)
New Jersey Tax-Free Bond                                           532,000      464,000       506,000
New York Tax-Free Bond                                             884,000      795,000       863,000
New York Tax-Free Money                                            423,000      418,000       384,000
Virginia Tax-Free Bond                                           1,442,000    1,179,000     1,171,000
Tax-Efficient Balanced                                             267,000      252,000       200,000
Tax-Efficient Growth                                               489,000      556,000       192,000
Tax-Efficient Multi-Cap Growth                                      17,000   0            0
Tax-Exempt Money*                                                3,197,000    2,937,000     2,774,000
Tax-Free High Yield                                              6,882,000    6,644,000     7,823,000
Tax-Free Income                                                  6,701,000    6,275,000     6,600,000
Tax-Free Intermediate Bond                                         473,000      417,000       455,000
Tax-Free Short-Intermediate                                      1,821,000    1,645,000     1,811,000
-------------------------------------------------------------------------------------------------------



  (a) Prior to commencement of operations.

  * The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.


                           Limitation on Fund Expenses

   The Management Agreement between the fund and T. Rowe Price provides that the fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   For the purpose of determining whether a fund is entitled to reimbursement, the expenses of a fund are calculated on a monthly basis. If a fund is entitled to reimbursement, that month's advisory fee will be reduced or postponed, with any adjustment made after the end of the year.


   Expense Limitations and Reimbursements
   The following table sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the fund's ratio of expenses to average net assets to exceed the indicated percentage limitation.


   The expenses borne by T. Rowe Price are subject to reimbursement by the fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the fund's expense ratio exceeding its applicable limitation.

   No reimbursements may be made for the California and New York Funds unless approved by shareholders.

   California Tax-Free Money Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Money Fund, New York Tax-Free Money Fund, Tax-Efficient Multi-Cap Growth Fund, and Tax-Exempt Money Fund-PLUS Class


                                                  Expense       Reimbursement
         Fund              Limitation Period       Ratio            Date
         ----              -----------------     Limitation         ----
-----------------------------------------------------------
                                                 -------------------------------
California Tax-Free      March 1, 2001 -
Money (a)                February 28, 2003         0.55%     February 28, 2005
Georgia Tax-Free Bond    March 1, 2001 -
(b)                      February 28, 2003         0.65%     February 28, 2005
Maryland Short-Term      March 1, 2001 -
Tax-Free Bond            February 28, 2003         0.60%     February 28, 2005
                         March 30, 2001 -
Maryland Tax-Free Money  February 28, 2003         0.55%     February 28, 2005
New York Tax-Free Money  March 1, 2001 -
(c)                      February 28, 2003         0.55%     February 28, 2005
Tax-Efficient Multi-Cap  March 1, 2002 -           1.25%     February 28, 2006
Growth (d)               February 28, 2004
--------------------------------------------------------------------------------



 (a) The California Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 2001. The reimbursement period for this limitation extends through February 28, 2003.

 (b) The Georgia Tax-Free Bond Fund previously operated under a 0.65% limitation that expired February 28, 2001. The reimbursement period for this limitation extends through February 28, 2003.


 (c) The New York Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 2001. The reimbursement period for this limitation extends through February 28, 2003.

 (d) The Tax-Efficient Multi-Cap Growth Fund previously operated under a 1.25% limitation that expired February 28, 2002. The reimbursement period for this limitation extends through February 28, 2004.

   California Tax-Free Money Fund

   Pursuant to a present expense limitation, $81,000 of management fees were not accrued by the fund for the year ended February 28, 2002. Additionally, $158,000 of unaccrued management fees remain subject to reimbursement through February 28, 2003, and $81,000 through February 28, 2005.


   Georgia Tax-Free Bond Fund


   Pursuant to a present expense limitation, $10,000 of management fees were not accrued by the fund for the year ended February 28, 2002. Additionally, unaccrued fees in the amount of $115,000 remain subject to reimbursement by the fund through February 28, 2005.


   Maryland Short-Term Tax-Free Bond Fund


   Pursuant to a present and previous expense limitation, $3,000 of previously unaccrued management fees were accrued as expenses by the fund during the year ended February 28, 2002.

   Maryland Tax-Free Money Fund

   Pursuant to the present expense limitation, $93,000 of management fees were not accrued by the fund for the period ended February 28, 2002.

   New York Tax-Free Money Fund

   Pursuant to a present expense limitation, $63,000 of management fees were not accrued for the year ended February 28, 2002. Additionally, $130,000 of unaccrued management fees remain subject to reimbursement through February 28, 2003, and $63,000 through February 28, 2005.

   Tax-Efficient Multi-Cap Growth Fund

   Pursuant to the present expense limitation, $97,000 of management fees were not accrued by the fund for the period ended February 28, 2002. Additionally, $137,000 of unaccrued fees and other expenses remain subject to reimbursement through February 29, 2004.

   Management Related Services

   As noted above, the Management Agreement spells out the expenses to be paid by the fund. In addition to the Management Fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt Street, Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the fund, provides accounting services to the fund.

   The funds paid the expenses shown in the following table for the fiscal year ended February 28, 2002, to T. Rowe Price and its affiliates.



              Fund                  Transfer Agent and       Accounting
              ----                 Shareholder Services       Services
                                   --------------------       --------
California Tax-Free Bond                 $111,000             $ 64,000
California Tax-Free Money                  61,000               64,000
Florida Intermediate Tax-Free              43,000               64,000
Georgia Tax-Free Bond                      41,000               64,000
Maryland Short-Term Tax-Free Bond          66,000               64,000
Maryland Tax-Free Bond                    487,000               84,000
Maryland Tax-Free Money                    17,000               59,000
New Jersey Tax-Free Bond                   72,000               64,000
New York Tax-Free Bond                    114,000               64,000
New York Tax-Free Money                    57,000               64,000
Virginia Tax-Free Bond                    163,000               64,000
Tax-Efficient Balanced                     43,000               84,000
Tax-Efficient Growth                      135,000               64,000
Tax-Efficient Multi-Cap Growth             36,000               64,000
Tax-Exempt Money                          370,000               95,000
Tax-Exempt Money Fund-PLUS Class           20,000                4,000
Tax-Free High Yield                       543,000              104,000
Tax-Free Income                           584,000              104,000
Tax-Free Intermediate Bond                 94,000               64,000
Tax-Free Short-Intermediate               208,000               64,000
--------------------------------------------------------------------------





   Control of Investment Advisor

   T. Rowe Price Group, Inc., ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.




 SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------

   The shares of some fund shareholders are held in omnibus accounts maintained by various third parties, including retirement plan sponsors, insurance companies, banks, and broker-dealers. The fund has adopted an administrative fee payment ("AFP") program that authorizes the fund to make payments to these third parties. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties with respect to such shareholders and the omnibus accounts.

   Under the AFP program, the Maryland Tax-Free Bond Fund paid $3,466.55 to various third parties in calendar year 2001.




 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------

   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the fund's distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.


   Investment Services is located at the same address as the fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.


   Investment Services serves as distributor to the Price funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders.

   The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the fund, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. No sales charges are paid by investors or the fund. No compensation is paid to Investment Services.




 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the fund's U.S. securities and cash, but it does not participate in the fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   Tax-Efficient Funds


   The fund has entered into a Custodian Agreement with JPMorgan Chase Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan Chase Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for JPMorgan Chase Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.




 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The fund, its investment adviser (T. Rowe Price), and its principal underwriter (T. Rowe Price Investment Services), have a written Code of Ethics which requires persons with access to investment information

   ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. In addition, all Access Persons must report their personal securities transactions within 10 days of their execution. Access Persons will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; ; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.


   The fund's purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission, although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund (other than Tax-Efficient Funds to the extent they purchase equity securities). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios (including the equity portion of the Tax-Efficient Funds), which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.



                      How Brokers and Dealers Are Selected

   Equity Securities

   In purchasing and selling equity securities, it is T. Rowe Price's policy to obtain quality execution at favorable security prices through responsible brokers and dealers, and in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers or on an agency basis through an electronic communications network. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker and dealers to execute the fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution, and operational capabilities of competing brokers and dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.


   Fixed-Income Securities

   Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   Equity and Fixed-Income Securities
   With respect to equity and fixed-income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker or dealer who furnishes brokerage and/or research services; designate any such broker or dealer to receive selling concessions, discounts, or other allowances; or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.



 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid


   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction in terms of the number of shares and dollar amount;
   (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.



       Descriptions of Research Services Received From Brokers and Dealers


   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts. Such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers. In addition, such services may include computers and related hardware.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price is relieved of expenses which it might otherwise bear.

   Subject to its policy on directed brokerage (see below), T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.



              Commissions to Brokers Who Furnish Research Services


   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such brokers.

   Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in
   Section 28(e), in connection with selling concessions and designations in fixed-price offerings in which the fund participates. Research is used overall to benefit such accounts which purchase in the offering.



                         Internal Allocation Procedures


   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers, which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.



                                  Miscellaneous


   T. Rowe Price's brokerage allocation policy is generally applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the fund.


   From time to time, orders for clients may be placed through a computerized transaction network.

   The fund does not allocate business to any broker-dealer on the basis of its sales of the fund's shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.


   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may make recommendations which result in clients purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution, which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price may include the T. Rowe Price Associates Foundation, Inc., a not for profit entity, in aggregated orders from time to time.


   To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through Investment Services, the fund's distributor. . At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                            Trade Allocation Policies


   T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate de minimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, and credit exposure). Also with respect to private placement transactions, conditions imposed by the issuer may limit any liability of allocations to client accounts.

   Price Associates may give advice and take action for clients, including investment companies, which differs from advice given or the timing or nature of action taken for other clients. Price Associates is not obligated to initiate transactions for clients in any security which its principals, affiliates or employees may purchase or sell for their own accounts or for other clients.



                                      Other


   The funds engaged in portfolio transactions involving broker-dealers in the following amounts for the last three fiscal years:


                        Fund                               2002             2001                2000
                        ----                               ----             ----                ----
California Tax-Free Bond                              $  494,734,000  $  459,046,000      $  399,657,000
California Tax-Free Money                                516,698,000     677,594,000         529,005,000
Florida Intermediate Tax-Free                            103,015,000      98,485,000         164,457,000
Georgia Tax-Free Bond                                    113,941,000     103,982,000         128,761,000
Maryland Short-Term Tax-Free Bond                        168,989,000     150,645,000         208,764,000
Maryland Tax-Free Bond                                   921,460,000     779,048,000       1,074,813,000
Maryland Tax-Free Money                                  116,628,000               0(a)                0(a)
New Jersey Tax-Free Bond                                 103,834,000     159,392,000         246,768,000
New York Tax-Free Bond                                   383,560,000     308,411,000         557,693,000
New York Tax-Free Money                                  665,636,000     904,946,000         445,916,000
Virginia Tax-Free Bond                                   647,309,000     489,320,000         501,953,000
Tax-Efficient Balanced                                    42,225,000      61,193,000          35,978,000
Tax-Efficient Growth                                      13,767,000      40,132,000         190,748,000
Tax-Efficient Multi-Cap Growth                            11,063,000      35,230,000                   0(a)
Tax-Exempt Money                                       4,807,614,000   4,839,094,000       3,074,940,000
Tax-Free High Yield                                    1,736,425,000   1,058,439,000       2,863,124,000
Tax-Free Income                                        2,241,571,000   1,825,401,000       2,483,560,000
Tax-Free Intermediate Bond                               194,273,000     127,542,000         233,442,000
Tax-Free Short-Intermediate                              698,303,000     698,823,000         940,315,000
------------------------------------------------------------------------------------------------------------



  (a) Prior to commencement of operations.

   The following amounts consisted of principal transactions as to which the funds have no knowledge of the profits or losses realized by the respective broker-dealers for the last three fiscal years:


                      Fund                              2002             2001                2000
                      ----                              ----             ----                ----
California Tax-Free Bond                           $  430,967,000  $  417,308,000      $  363,741,000
California Tax-Free Money                             511,698,000     677,594,000         529,005,000
Florida Intermediate Tax-Free                          98,056,000      92,630,000         157,690,000
Georgia Tax-Free Bond                                 101,256,000      87,139,000         111,145,000
Maryland Short-Term Tax-Free Bond                     159,538,000     149,661,000         202,708,000
Maryland Tax-Free Bond                                764,835,000     696,091,000         936,693,000
Maryland Tax-Free Money                               117,628,000               0(a)                0(a)
New Jersey Tax-Free Bond                               80,220,000     141,212,000         210,964,000
New York Tax-Free Bond                                332,920,000     271,121,000         509,250,000
New York Tax-Free Money                               664,625,000     904,946,000         445,916,000
Virginia Tax-Free Bond                                556,184,000     461,343,000         453,295,000
Tax-Efficient Balanced                                 28,379,000      58,469,000          27,426,000
Tax-Efficient Growth                                            0          86,000         108,589,000
Tax-Efficient Multi-Cap Growth                             20,000      19,456,000                   0(a)
Tax-Exempt Money                                    4,798,542,000   4,839,094,000       3,074,134,000
Tax-Free High Yield                                 1,483,958,000     980,494,000       2,557,197,000
Tax-Free Income                                     2,001,031,000   1,363,127,000       2,190,578,000
Tax-Free Intermediate Bond                            176,754,000     124,042,000         221,818,000
Tax-Free Short-Intermediate                           655,605,000     641,617,000         917,005,000
---------------------------------------------------------------------------------------------------------



  (a) Prior to commencement of operations.


   The following amounts involved trades with brokers acting as agents or underwriters for the last three fiscal years:


                     Fund                            2002           2001              2000
                     ----                            ----           ----              ----
California Tax-Free Bond                         $ 63,767,000  $ 41,738,000      $ 35,916,000
California Tax-Free Money                           5,000,000             0                 0
Florida Intermediate Tax-Free                       4,959,000     5,855,000         6,767,000
Georgia Tax-Free Bond                              12,685,000    16,843,000        17,616,000
Maryland Short-Term Tax-Free Bond                   9,451,000       984,000         6,056,000
Maryland Tax-Free Bond                            156,625,000    82,957,000       138,120,000
Maryland Tax-Free Money                             1,000,000             0(a)              0(a)
New Jersey Tax-Free Bond                           23,614,000    18,180,000        35,804,000
New York Tax-Free Bond                             50,640,000    37,290,000        48,443,000
New York Tax-Free Money                             1,011,000             0                 0
Virginia Tax-Free Bond                             91,125,000    27,976,000        48,658,000
Tax-Efficient Balanced                             13,846,000     2,723,000         8,552,000
Tax-Efficient Growth                               13,767,000    40,046,000        82,159,000
Tax-Efficient Multi-Cap Growth                     11,043,000    15,774,000                 0(a)
Tax-Exempt Money                                    9,072,000             0           806,000
Tax-Free High Yield                               252,467,000    77,945,000       305,927,000
Tax-Free Income                                   240,540,000   462,274,000       292,982,000
Tax-Free Intermediate Bond                         17,519,000     3,499,000        11,624,000
Tax-Free Short-Intermediate                        42,698,000    57,206,000        23,310,000
-------------------------------------------------------------------------------------------------

  (a) Prior to commencement of operations.


   The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the last three fiscal years:


                                   Fund                                         2002        2001            2000
                                   ----                                         ----        ----            ----
California Tax-Free Bond                                                     $  297,000   $194,000      $  228,000
California Tax-Free Money                                                        19,000          0               0
Florida Intermediate Tax-Free                                                    20,000     30,000          40,000
Georgia Tax-Free Bond                                                            61,000     64,000          80,000
Maryland Short-Term Tax-Free Bond                                                27,000      6,000          45,000
Maryland Tax-Free Bond                                                          484,000    333,000         660,000
Maryland Tax-Free Money                                                           1,000          0(a)            0(a)
New Jersey Tax-Free Bond                                                         96,000     91,000         151,000
New York Tax-Free Bond                                                          255,000    206,000         280,000
New York Tax-Free Money                                                           1,000          0               0
Virginia Tax-Free Bond                                                          361,000    129,000         238,000
Tax-Efficient Balanced                                                           19,000     21,000          50,000
Tax-Efficient Growth                                                             11,000     22,000          41,000
Tax-Efficient Multi-Cap Growth                                                   11,000     12,000               0(a)
Tax-Exempt Money                                                                  4,000          0           8,000
Tax-Free High Yield                                                           1,586,000    658,000       2,301,000
Tax-Free Income                                                               1,103,000    922,000       1,409,000
Tax-Free Intermediate Bond                                                       68,000     19,000          46,000
Tax-Free Short-Intermediate                                                     141,000    217,000         110,000
----------------------------------------------------------------------------------------------------------------------



  (a) Prior to commencement of operations.


   The percentage of total portfolio transactions, placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the funds, or in some cases, to the funds for the last three fiscal years are shown below:


                       Fund                            2002         2001          2000
                       ----                            ----         ----          ----
California Tax-Free Bond                                  0%         0%            0%
California Tax-Free Money                                 0          0             0
Florida Intermediate Tax-Free                             0          0             0
Georgia Tax-Free Bond                                     0          0             0
Maryland Short-Term Tax-Free Bond                         0          0             0
Maryland Tax-Free Bond                                    0          0             0
Maryland Tax-Free Money                                   0          0             0
New Jersey Tax-Free Bond                                  0          0             0
New York Tax-Free Bond                                    0          0             0
New York Tax-Free Money                                   0          0             0
Virginia Tax-Free Bond                                    0          0             0
Tax-Efficient Balanced                                    0          0             0
Tax-Efficient Growth                                      0          0             0
Tax-Efficient Multi-Cap Growth                         0.39          0             0
Tax-Exempt Money                                          0          0             0
Tax-Free High Yield                                       0          0             0
Tax-Free Income                                           0          0             0
Tax-Free Intermediate Bond                                0          0             0
Tax-Free Short-Intermediate                               0          0             0
-------------------------------------------------------------------------------------------

  (a) Prior to commencement of operations.

   The portfolio turnover rate for each fund for the last three fiscal years are:


                                 Fund                                       2002        2001          2000
                                 ----                                       ----        ----          ----
California Tax-Free Bond                                                   39.0%       37.7%         40.8%
California Tax-Free Money                                                N/A         N/A          N/A
Florida Intermediate Tax-Free                                              15.3        19.5          30.9
Georgia Tax-Free Bond                                                      32.1        33.9          48.5
Maryland Short-Term Tax-Free Bond                                          23.8        29.2          41.4
Maryland Tax-Free Bond                                                     18.5        19.3          29.2
Maryland Tax-Free Money                                                  N/A         N/A          N/A
New Jersey Tax-Free Bond                                                   17.0        24.6          50.2
New York Tax-Free Bond                                                     33.5        36.1          77.5
New York Tax-Free Money                                                  N/A         N/A          N/A
Virginia Tax-Free Bond                                                     47.1        38.1          48.1
Tax-Efficient Balanced                                                     24.3        19.1          40.0
Tax-Efficient Growth                                                        8.5        12.0          23.4(b)
Tax-Efficient Multi-Cap Growth                                             15.4        10.4(b)          0(a)
Tax-Exempt Money                                                         N/A         N/A          N/A
Tax-Free High Yield                                                        32.7        15.1          57.4
Tax-Free Income                                                            28.2        28.6          44.3
Tax-Free Intermediate Bond                                                 19.7        17.3          47.6
Tax-Free Short-Intermediate                                                30.0        40.7(c)       49.7
---------------------------------------------------------------------------------------------------------------



    (a) Prior to commencement of operations.

    (b) Annualized.

    (c) Excludes the effect of the acquisition of the Virginia Short-Term Bond Fund assets.



 PRICING OF SECURITIES
 -------------------------------------------------------------------------------

   Debt securities are generally traded in the over-the-counter market. With the exception of the Money Funds, securities are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Funds are valued at amortized cost.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Directors.


   Tax-Efficient Funds


   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.


   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.


   Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.


         Maintenance of Money Fund's Net Asset Value per Share at $1.00

   It is the policy of the fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the fund's acquisition cost as adjusted for amortization of premium or accumulation of discount, rather than by reference to their market value. Under Rule 2a-7:

   (a) The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;


   (b) The fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;


   (c) The fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the fund's Board of Directors determines present minimal credit risks and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors must determine that (i) it is in the best interest of the fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the fund will continue to use the amortized cost method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share.

   Although the fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the fund's net asset value per share were to increase, or were anticipated to increase, above $1.00

   (rounded to the nearest one cent), the Board of Directors of the fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.




 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the fund's shares is equal to the fund's net asset value per share or share price. The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


   Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, , (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the fund may by order permit such a suspension for the protection of the fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.




 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, the fund's annual capital gain distribution and, for the Tax-Efficient Funds, the annual dividend, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date may precede the payment date by as much as one day although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   Generally, dividends paid by the funds are not eligible for the dividends-received deduction applicable to corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare by its year-end dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders. Each fund must also declare dividends by December 31 of each year equal to at least 98% of capital gains (as of October 31) in order to avoid a federal excise tax, and distribute within 12 months 100% of taxable income, if any, and capital gains (as of its tax year-end) to avoid federal income tax.


   At the time of your purchase, the fund's net asset value may reflect undistributed income , capital gains, or net unrealized appreciation of securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. For federal income tax purposes, the fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the fund should not qualify as a regulated investment company under the Code: (1) the fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; and (2) the fund's distributions, to the extent made out of the fund's current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and the fund may qualify for the 70% deduction for dividends received by corporations.


   All funds (other than Tax-Efficient Funds)

   The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. If any portion of a fund's dividends is not exempt from federal income taxes, you will receive a Form 1099-DIV stating the taxable portion. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of alternative minimum tax. Social Security recipients who receive interest from tax-exempt securities may have to pay taxes on a portion of their Social Security benefit.


   Because the interest on municipal securities is tax-exempt, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. (See Section 265(2) of the Internal Revenue Code.) Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a fund. The income from such bonds may not be tax-exempt for such substantial users.


   Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds


   A portion of the dividends paid by the funds may be eligible for the dividends-received deduction applicable to corporate shareholders.
   . Long-term capital gain distributions paid from the funds are never eligible for the dividend-received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains (as of its tax year-end), to avoid a federal income tax.


   Florida Intermediate Tax-Free Fund

   Although Florida does not have a state income tax, it does impose an intangible personal property tax (intangibles tax) on assets, including shares of mutual funds. This tax is based on the net asset value of shares owned on January 1.


   Under Florida law, shares of the fund will be entirely exempt from the intangibles tax if, on January 1, at least 90% of the fund's portfolio of assets is invested in certain exempt Florida securities, U.S. government securities, certain short-term cash investments, or other exempt securities. If, on January 1, less than 90% of the fund's portfolio of assets is invested in these tax-exempt securities, only that portion of a share's net asset value represented by U.S. government securities will be exempt from the intangibles tax. Because the fund will make every effort to have its portfolio invested exclusively in exempt Florida municipal obligations (and other qualifying investments) on January 1, shares of the fund should be exempt from the intangibles tax. However, under certain circumstances, the fund may invest in securities other than Florida municipal obligations, and there can be no guarantee that such nonexempt investments would not be in the fund's portfolio on January 1. In such cases, all or a portion of the value of the fund's shares may be subject to the intangibles tax, and a portion of the fund's income may be subject to federal income taxes.



                        Taxation of Foreign Shareholders


   The code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the fund are not subject to tax unless the foreign shareholder is engaged in a business in the U.S. and the gains are connected with that business, or the shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.



                      Passive Foreign Investment Companies


   The fund may purchase the securities of certain foreign investment funds or trusts, called passive foreign investment companies, for U.S. tax purposes. Such foreign investment funds or trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such foreign investment funds or trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.



                        Foreign Currency Gains and Losses


   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the fund will be increased. If the result is a loss, the income dividend paid by the fund will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the fund's taxable year.




 YIELD INFORMATION
 -------------------------------------------------------------------------------
   Money Funds

   The fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period, then multiplied by 365 to arrive at the annualized yield for that period. The fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.


  The Money Funds' current and compound yields for the seven days ended
     February 28, 2002, were:


              Fund                 Current Yield       Compound Yield
              ----                 -------------       --------------
California Tax-Free Money              0.80%               0.81%
Maryland Tax-Free Money                1.13                1.13
New York Tax-Free Money                0.95                0.95
Tax-Exempt Money                       1.05                1.06
Tax-Exempt Money Fund-PLUS Class       0.95                0.96




   Bond Funds


   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield, which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only and are not intended to indicate future performance or forecast the dividend per share of the fund.

   The yield of each fund calculated under the above-described method for the month ended February 28, 2002, was:


California Tax-Free Bond Fund                  3.90%
Florida Intermediate Tax-Free Fund             3.02
Georgia Tax-Free Bond Fund                     3.79
Maryland Short-Term Tax-Free Bond Fund         1.61
Maryland Tax-Free Bond Fund                    4.08
New Jersey Tax-Free Bond Fund                  4.02
New York Tax-Free Bond Fund                    3.98
Virginia Tax-Free Bond Fund                    4.02
Tax-Free High Yield Fund                       5.10
Tax-Free Income Fund                           4.08
Tax-Free Intermediate Bond Fund                3.00
Tax-Free Short-Intermediate Fund               2.37




   The tax-equivalent yields (assuming a federal tax bracket of 30.0%) for each fund for the same period were as follows:


California Tax-Free Bond Fund(a)                    6.14%
Florida Intermediate Tax-Free Fund(b)               4.41
Georgia Tax-Free Bond Fund(c)                       5.76
Maryland Short-Term Tax-Free Bond Fund(d)           2.50
Maryland Tax-Free Bond Fund(d)                      6.33
New Jersey Tax-Free Bond Fund(e)                    6.14
New York Tax-Free Bond Fund(f)                      6.35
Virginia Tax-Free Bond Fund(g)                      6.09
Tax-Free High Yield Fund                            7.29
Tax-Free Income Fund                                5.83
Tax-Free Intermediate Bond Fund                     4.29
Tax-Free Short-Intermediate Fund                    3.39
-----------------------------------------------------------------



         (a) Assumes a state tax bracket of 9.3%.

         (b) Assumes an intangibles tax rate of 0.10%.

         (c) Assumes a state tax bracket of 6.0%.


         (d) Assumes a state tax bracket of 4.75% and a local tax bracket of 3.15%.


         (e) Assumes a state tax bracket of 6.37%.


         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.648%.


         (g) Assumes a state tax bracket of 5.75%.

   The tax-equivalent yields (assuming a federal tax bracket of 27.0%) for each fund for the same period were as follows:


California Tax-Free Bond Fund(a)                    5.89%
Florida Intermediate Tax-Free Fund(b)               4.24
Georgia Tax-Free Bond Fund(c)                       5.52
Maryland Short-Term Tax-Free Bond Fund(d)           2.40
Maryland Tax-Free Bond Fund(d)                      6.07
New Jersey Tax-Free Bond Fund(e)                    5.83
New York Tax-Free Bond Fund(f)                      6.09
Virginia Tax-Free Bond Fund(g)                      5.84
Tax-Free High Yield Fund                            6.99
Tax-Free Income Fund                                5.59
Tax-Free Intermediate Bond Fund                     4.11
Tax-Free Short-Intermediate Fund                    3.25
-----------------------------------------------------------------



         (a) Assumes a state tax bracket of 9.3%.

         (b) Assumes an intangibles tax rate of 0.10%.

         (c) Assumes a state tax bracket of 6.0%.


         (d) Assumes a state tax bracket of 4.75% and a local tax bracket of 3.15%.


         (e) Assumes a state tax bracket of 5.525%.


         (f) Assumes a state tax bracket of 6.85% and a local tax bracket of 3.648%.


         (g) Assumes a state tax bracket of 5.75%.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance


   The fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the fund. Total return is calculated as the percentage change between the beginning value of a static account in the fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the fund. Each average annual compound rate of return is derived from the cumulative performance of the fund over the time period specified. The annual compound rate of return for the fund over any period of time will vary from the average.

                  Cumulative Performance Percentage Change
                            Periods ended 2/28/02
            Fund               1 Yr.    5 Yrs.  10 Yrs.    Since     Inception
            ----               -----    ------  -------    -----     ---------
                                                         Inception     Date
                                                         ---------     ----
California Tax-Free Bond       5.96%    34.06%  91.29%   164.12%     09/15/86
California Tax-Free Money      1.79     13.73   29.16     63.56      09/15/86
Florida Intermediate
Tax-Free                       5.92     29.10        --   61.37      03/31/93
Georgia Tax-Free Bond          6.29     33.39        --   70.65      03/31/93
Maryland Short-Term Tax-Free
Bond                           5.32     24.04        --   47.29      01/29/93
Maryland Tax-Free Bond         6.56     33.00   87.96    152.37      03/31/87
Maryland Tax-Free Money       --        --      --         *         03/30/01
New Jersey Tax-Free Bond       6.46     32.44   88.94    105.09      04/30/91
New York Tax-Free Bond         6.27     33.53   92.06    176.12      08/28/86
New York Tax-Free Money        2.02     14.99   30.38     64.16      08/28/86
Virginia Tax-Free Bond         6.40     33.75   90.84    106.34      04/30/91
Tax-Efficient Balanced        -0.94         --       --   45.17      06/30/97
Tax-Efficient Growth          -8.84(a)      --       --   -7.20(a)   07/30/99
Tax-Efficient Multi-Cap
Growth                        -7.03(a)      --       --  -14.00(a)   12/29/00
Tax-Exempt Money               2.12     15.85   32.33    134.54      04/08/81
Tax-Exempt Money Fund-PLUS
Class                          1.99         --       --    9.24      11/01/98
Tax-Free High Yield            5.28     26.04   83.68    274.66      03/01/85
Tax-Free Income                5.99     32.92   89.78    447.79      10/26/76
Tax-Free Intermediate Bond     6.30     30.54        --   72.36      11/30/92
Tax-Free Short-Intermediate    5.92     27.13   61.81    171.80      12/23/83
-------------------------------------------------------------------------------




  (a) Not adjusted for redemption fees.


  *No figure is provided because the fund's performance is for a period of less than one year.

                   Average Annual Compound Rates of Return
                            Periods ended 2/28/02
            Fund               1 Yr.    5 Yrs.  10 Yrs.    Since     Inception
            ----               -----    ------  -------    -----     ---------
                                                         Inception     Date
                                                         ---------     ----
California Tax-Free Bond       5.96%    6.04%    6.70%     6.49%     09/15/86
California Tax-Free Money      1.79     2.61     2.59      3.24      09/15/86
Florida Intermediate
Tax-Free                       5.92     5.24         --    5.51      03/31/93
Georgia Tax-Free Bond          6.29     5.93         --    6.18      03/31/93
Maryland Short-Term Tax-Free
Bond                           5.32     4.40         --    4.36      01/29/93
Maryland Tax-Free Bond         6.56     5.87     6.51      6.40      03/31/87
'Maryland Tax-Free Money      --        --       --        *         03/30/01
New Jersey Tax-Free Bond       6.46     5.78     6.57      6.86      04/30/91
New York Tax-Free Bond         6.27     5.95     6.74      6.77      08/28/86
New York Tax-Free Money        2.02     2.83     2.69      3.25      08/28/86
Virginia Tax-Free Bond         6.40     5.99     6.68      6.91      04/30/91
Tax-Efficient Balanced        -0.94         --       --    8.32      06/30/97
Tax-Efficient Growth          -8.84(a)      --       --   -2.85(a)   07/30/99
Tax-Efficient Multi-Cap
Growth                        -7.03(a)      --       --  -12.13(a)   12/29/00
Tax-Exempt Money               2.12     2.99     2.84      4.16      04/08/81
Tax-Exempt Money Fund-PLUS
Class                          1.99         --       --    2.69      11/01/98
Tax-Free High Yield            5.28     4.74     6.27      8.08      03/01/85
Tax-Free Income                5.99     5.86     6.62      6.94      10/26/76
Tax-Free Intermediate Bond     6.30     5.47         --    6.06      11/30/92
Tax-Free Short-Intermediate    5.92     4.92     4.93      5.65      12/23/83
-------------------------------------------------------------------------------




  (a) Not adjusted for redemption fees.


  *No figure is provided because the fund's performance is for a period of less than one year.



                         Outside Sources of Information


   From time to time, in reports and promotional literature: (1) the fund's total return performance, ranking, or any other measure of the fund's performance may be compared to any one or combination of the following: (a) a broad-based index, (b) other groups of mutual funds, including T. Rowe Price funds, tracked by independent research firms, ranking entities, or financial publications; (c) indices of securities comparable to those in which the fund invests; (2) the consumer price index (or any other measure for inflation), or government statistics, such as GNP, may be used to illustrate investment attributes of the fund or the general economic, business, investment, or financial environment in which the fund operates; (3) various financial, economic, and market statistics developed by brokers, dealers, and other persons may be used to illustrate aspects of the fund's performance; (4) the effect of tax-deferred compounding on the fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax-advantaged product, may be illustrated by graphs, charts, etc.; (5) the sectors or industries in which the fund invests may be compared to relevant indices or surveys in order to evaluate the fund's historical performance or current or potential value with respect to the particular industry or sector; (6) the fund may disclose the performance of other funds or accounts managed by T. Rowe Price in a manner similar to the fund; and (7) the blended total returns or performance rankings of the funds may be disclosed.



                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the fund; individual securities within the fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from the fund's portfolio.


                           Other Features and Benefits

   The fund is a member of the T. Rowe Price family of funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds


   Many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged, by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.


   The fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   The fund has filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the fund to effect redemptions in kind and in cash as set forth in its prospectus.


   In the unlikely event a shareholder were to receive an in-kind redemption of portfolio securities of the fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.




 CAPITAL STOCK
 -------------------------------------------------------------------------------
   Tax-Efficient, Tax-Exempt Money, Tax-Free High Yield, Income, Intermediate Bond, and Short-Intermediate Funds


   Currently, the T. Rowe Price Tax-Efficient Funds, Inc., which consists of three series, Tax-Efficient Balanced Fund, Tax-Efficient Growth Fund, and Tax-Efficient Multi-Cap Growth Fund; the T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., and the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. are all organized as Maryland corporations.

   The fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the fund has authorized to issue without shareholder approval.


   Except to the extent that the fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.


   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the Secretary of the Corporation on the written request of shareholders entitled to cast at least 10% of all the votes of the Corporation entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the 1940 Act.




 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------
   California and State Tax-Free Trusts


   Currently, the T. Rowe Price California Tax-Free Income Trust consists of two series: California Tax-Free Bond Fund and California Tax-Free Money Fund. The
   T. Rowe Price State Tax-Free Income Trust consists of nine series, Florida Intermediate Tax-Free Fund, Georgia Tax-Free Bond Fund, Maryland Short-Term Tax-Free Bond Fund, Maryland Tax-Free Bond Fund, Maryland Tax-Free Money Fund, New Jersey Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, and Virginia Tax-Free Bond Fund, each of which represents a separate class of each Trust's shares and has different objectives and investment policies.

   For tax and business reasons, the funds were organized as Massachusetts business trusts and are registered with the SEC under the 1940 Act as diversified, open-end investment companies, commonly known as "mutual funds."


   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the fund. In the event of the liquidation of the fund, each share is entitled to a pro-rata share of the net assets of the fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.


   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or a Trustee. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the fund, the shareholders of the fund paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such fund.




 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The fund's shares are registered for sale under the 1933 Act. Registration of the fund's shares is not required under any state law, but the fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------

   Shearman & Sterling, whose address is 599 Lexington Avenue, New York, New York 10022, is legal counsel to the fund.




 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the funds.


   The financial statements of the funds listed below for the period ended February 28, 2002, and the report of independent accountants are included in each fund's Annual Report for the period ended February 28, 2002. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the period ended February 28, 2002, are incorporated into this Statement of Additional Information by reference (references are to page numbers in the reports):



                          ANNUAL REPORT REFERENCES:
                                   CALIFORNIA TAX-  CALIFORNIA TAX-  GEORGIA
                                   FREE MONEY       FREE BOND        TAX-FREE
                                   ----------       ---------        BOND
                                                                     ----
Financial Highlights, February
28, 2002                                 11               12            8
Statement of Net Assets, February
28, 2002                                13-16            17-24         9-13
Statement of Operations, year
ended
February 28, 2002                        25               25            14
Statement of Changes in Net
Assets, years ended
February 28, 2002, and February
28, 2001                                 26               26            15
Notes to Financial Statements,
February 28, 2002                       27-31            27-31        16-19
Report of Independent Accountants        32               32            20





                                      NEW JERSEY  FLORIDA       NEW YORK TAX-
                                      TAX-FREE    INTERMEDIATE  FREE MONEY
                                      BOND        TAX-FREE      ----------
                                      ----        --------
Financial Highlights, February 28,
2002                                      8            8             10
Statement of Net Assets, February
28, 2002                                 9-14         9-12          12-16
Statement of Operations, year ended
February 28, 2002                         15           13            24
Statement of Changes in Net Assets,
years ended
February 28, 2002, and February 28,
2001                                      16           14            25
Notes to Financial Statements,
February 28, 2002                       17-20        15-18          26-30
Report of Independent Accountants         21           19            31





                                                NEW YORK       VIRGINIA
                                                TAX-FREE BOND  TAX-FREE BOND
                                                -------------  -------------
Financial Highlights, February 28, 2002              11              8
Statement of Net Assets, February 28, 2002          17-23           9-16
Statement of Operations, year ended
February 28, 2002                                    24              17
Statement of Changes in Net Assets, years
ended
February 28, 2002, and February 28, 2001             25              18
Notes to Financial Statements, February 28,
2002                                                26-30          19-22
Report of Independent Accountants                    31              23

                                    MARYLAND       MARYLAND       TAX-EXEMPT
                                    SHORT-TERM     TAX-FREE BOND  MONEY FUND-
                                    TAX-FREE BOND  -------------  PLUS CLASS
                                    -------------                 ----------
Financial Highlights, February 28,
2002                                     13             14             3
Statement of Net Assets, February
28, 2002                                20-25          26-38         4-17
Statement of Operations, year
ended
February 28, 2002                        39             39            18
Statement of Changes in Net
Assets, years ended
February 28, 2002, and February
28, 2001                                 40             40            19
Notes to Financial Statements,
February 28, 2002                       41-45          41-45         20-22
Report of Independent Accountants        46             46            23





                                          TAX-EXEMPT  TAX-FREE HIGH  TAX-FREE
                                          MONEY       YIELD          INCOME
                                          -----       -----          ------
Financial Highlights, February 28, 2002       2             2           2
Statement of Net Assets, February 28,
2002                                         4-17         3-25         3-22
Statement of Operations, year ended
February 28, 2002                             18           26           23
Statement of Changes in Net Assets,
years ended
February 28, 2002, and February 28, 2001      19           27           24
Notes to Financial Statements, February
28, 2002                                    20-22         28-31       25-28
Report of Independent Accountants             23           32           29





                                 TAX-FREE      TAX-EFFICIENT  TAX-FREE SHORT-
                                 INTERMEDIATE  BALANCED       INTERMEDIATE
                                 BOND          --------       ------------
                                 ----
Financial Highlights, February
28, 2002                              2              2               2
Statement of Net Assets,
February 28, 2002                    3-11          3-13            3-14
Statement of Operations, year
ended
February 28, 2002                     12            14              15
Statement of Changes in Net
Assets, years ended
February 28, 2002, and February
28, 2001                              13            15              16
Notes to Financial Statements,
February 28, 2002                   14-17          16-19           17-20
Report of Independent
Accountants                           18            20              21





                                                  TAX-EFFICIENT
                                                  GROWTH
                                                  ------
Financial Highlights, February 28, 2002                 2
Statement of Net Assets, February 28, 2002             3-8
Statement of Operations, year ended
February 28, 2002                                       9
Statement of Changes in Net Assets, years ended
February 28, 2002, and February 28, 2001               10
Notes to Financial Statements, February 28, 2002      11-14
Report of Independent Accountants                      15

                                                        TAX-EFFICIENT
                                                        MULTI-CAP GROWTH
                                                        ----------------
Financial Highlights, February 28, 2002                        2
Portfolio of Investments, February 28, 2002                   3-12
Statement of Assets and Liabilities, February 28, 2002         13
Statement of Operations, year ended February 28, 2002          14
Statement of Changes in Net Assets, years ended
February 28, 2002, and February 28, 2001                       15
Notes to Financial Statements, February 28, 2002             16-19
Report of Independent Accountants                              20





                                                               MARYLAND
                                                               TAX-FREE MONEY
                                                               --------------
Financial Highlights, February 28, 2002                              12
Statement of Net Assets, February 28, 2002                         15-19
Statement of Operations, period from March 30, 2001
(commencement of operations), to February 28, 2002                   39
Statement of Changes in Net Assets, period from March 30,
2001 (commencement of operations), to February 28, 2002              40
Notes to Financial Statements, February 28, 2002                   41-45
Report of Independent Accountants                                    46






 RATINGS OF MUNICIPAL DEBT SECURITIES
 -------------------------------------------------------------------------------

                         Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."


   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.


   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.


   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to repayment of principal or payment of interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


   C-Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


   D-In default.


                                Fitch IBCA, Inc.


   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of a AAA bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of AAA class, but a bond so rated may be junior, though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


   BB, B, CCC, CC, and C-Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.



 RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES
 -------------------------------------------------------------------------------

   Moody's Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample, though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality, but there is specific risk.


   Standard & Poor's Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.


   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.




 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.


   Standard & Poor's Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are more vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS

TAX-EXEMPT MONEY FUND

(a)(1) Articles of Incorporation of Registrant, dated March 25, 1980 (electronically filed with Amendment No. 18 dated April 22, 1994)

(a)(2) Articles of Amendment dated January 1, 1981 (electronically filed with Amendment No. 18 dated April 22, 1994)

(a)(3) Articles of Amendment of T. Rowe Price Tax-Exempt Money Fund, Inc., on behalf of T. Rowe Price Tax-Exempt Money Fund-PLUS Class dated October 16, 1998 (electronically filed April 28, 1999)

(a)(4) Articles Supplementary of T. Rowe Price Tax-Exempt Money Fund, Inc., on behalf of T. Rowe Price Tax-Exempt Money Fund-PLUS Class dated October 16, 1998 (electronically filed April 28, 1999)

(b) By-Laws of Registrant, as amended June 29, 1981, January 21, 1988, April 20, 1990, July 1, 1991, July 20, 1993, and July 21, 1999
         (electronically filed with Amendment No. 23 dated June 27, 2000)

(c)      Specimen Stock Certificate (filed with Amendment No. 1)

(d) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 18 dated April 22, 1994)

(d) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 18 dated April 22, 1994)

TAX-FREE SHORT-INTERMEDIATE FUND

(a) Articles of Incorporation of Registrant, dated October 7, 1983 (electronically filed with Amendment No. 17 dated April 22, 1994)

(b) By-Laws of Registrant, as amended January 28, 1988, April 20, 1990, July 1, 1991, July 20, 1993, and July 21, 1999(electronically filed with Amendment No. 21 dated June 27, 2000)

(c)      Specimen Stock Certificate (filed with Amendment No. 1)

(d) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 17 dated June 9, 1995)

(e) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 17 dated April 22, 1994)

TAX-FREE INTERMEDIATE BOND FUND

(a)(1) Articles of Incorporation of Registrant, dated October 14, 1992 (electronically filed with initial Registration Statement on October 15, 1992)

(a)(2) Articles of Amendment to change name from T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., to T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., dated October 27, 1998 (electronically filed April 28, 1999)

(b) By-Laws of Registrant as amended on October 15, 1992 and July 21, 1999(electronically filed with Amendment No. 9 dated June 27, 2000)

(c) See Article SIXTH, Capital Stock, Paragraph (b)(1)-(10) of the Articles of Incorporation, Article II, Shareholders, Sections 2.01-2.11 and
         Article VIII, Capital Stock, Sections 8.01-8.05 of the By-laws filed as exhibits to this Registration Statement

(d) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated November 3, 1992 (electronically filed with Amendment No. 1 on November 25, 1992)

(e) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated November 3, 1992 (electronically filed with Amendment No. 1 on November 25, 1992)

TAX-FREE INCOME FUND

(a)(1) Articles of Incorporation of Registrant, dated September 24, 1976 (electronically filed with Amendment No. 20 dated April 22, 1994)

(a)(2) Articles of Amendment, dated November 4, 1976 (electronically filed with Amendment No. 20 dated April 22, 1994)

(a)(3) Article of Amendment dated May 1, 1981 (electronically filed with Amendment No. 20 dated April 22, 1994)

(a)(4) Articles of Amendment dated July 1, 1983 (electronically filed with Amendment No. 20 dated April 22, 1994)

(b) By-Laws of Registrant, as amended May 1, 1981, January 21, 1982, October 27, 1982, January 1, 1983, February 23, 1983, January 21, 1988,
         April 20, 1990, July 1, 1991, July 20, 1993, and July 21, 1999
         (electronically filed with Amendment No. 25 dated June 27, 2000)

(c)      Specimen Stock Certificate (filed with Amendment No. 2)

(d) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 20 dated April 22, 1994)

(e) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 20 dated April 22, 1994)

TAX-FREE HIGH YIELD FUND

(a) Articles of Incorporation of Registrant, dated November 30, 1984 (electronically filed with Amendment No. 14 dated April 22, 1994)

(b) By-Laws of Registrant, as amended January 21, 1988, April 20, 1990, July 1, 1991, and July 20, 1993, and July 21, 1999(electronically filed with Amendment No. 19 dated June 27, 2000)

(c)      Specimen Stock Certificate (filed with Amendment No. 1)

(d) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 14 dated April 22, 1994)

(e) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 14 dated April 22, 1994)

ALL FUNDS

(f)      Inapplicable

(g)      Custody Agreements


(g)(1) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000,
         October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, and
         April 24, 2002


(g)(2) Subcustodian Agreements between T. Rowe Price Tax-Free Funds and Irving Trust Company and Morgan Guaranty Trust Company (filed with Amendment No. 8)

(g)(3) Subcustodian Agreement between Irving Trust Company and State Street Bank and Trust Company (filed with Amendment No. 12)

(h)      Other Agreements


(h)(1) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2002



(h)(2) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2002


(i)      Inapplicable

(j)      Other Opinions

(j)(1)   Consent of Independent Accountants

(j)(2)   Opinion of Counsel

(j)(3)   Power of Attorney

(k)      Inapplicable

(l)      Inapplicable

(m)      Inapplicable


(n) Rule 18f-3 Plan for T. Rowe Price Tax-Exempt Money Fund, Inc. (electronically filed with Amendment No. 23 dated August 28, 1998)



(p)      Code of Ethics, dated April 1, 2002

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 25. INDEMNIFICATION

         The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company and ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in
Item 26 of this Registration Statement (with the exception of the T. Rowe Price Associates Foundation, Inc.), and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

GENERAL. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; PROVIDED, HOWEVER, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

         Section 10.01.
INDEMNIFICATION AND PAYMENT OF EXPENSES IN ADVANCE: The Corporation shall
--------------- --- ------- -- -------- -- -------
indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

         Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

         Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

         (a)
there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

         (b)
in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

             (i)
the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

         (a)  the Indemnitee provides a security for his undertaking; or

         (b)
the Corporation shall be insured against losses arising by reason of any lawful advances; or

         (c)
there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

             (i)
a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

             (ii)    an independent legal counsel in a written opinion.

         SECTION 10.02. INSURANCE OF OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

         T. Rowe Price Group, Inc., ("GROUP") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

         T. Rowe Price Associates, Inc. ("PRICE ASSOCIATES"), a Maryland corporation, serves as investment adviser to individual and institutional investors, including investment companies. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

         T. Rowe Price Savings Bank ("SAVINGS BANK"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., commenced operations in 2000. The Savings Bank is a federally chartered savings bank, and provides federally insured bank products to a national customer base.


         T. Rowe Price International, Inc. (formerly Rowe Price-Fleming International, Inc.), a Maryland corporation, is a wholly owned subsidiary of T. Rowe Price Finance, Inc. T. Rowe Price International, Inc. ("T. ROWE PRICE INTERNATIONAL") was incorporated in Maryland in 2000 and provides investment counsel service with respect to foreign securities for institutional investors in the United States and elsewhere. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.



         T. Rowe Price Global Investment Services Limited ("GLOBAL INVESTMENT SERVICES") is an English Corporation, organized in 2000, and a wholly owned subsidiary of T. Rowe Price Group, Inc. Global Investment Services is also regulated by the English Financial Services Authority and provides investment management, sales, and client servicing to non-U.S. institutional and retail investors.



         T. Rowe Price Global Asset Management Limited ("GLOBAL ASSET MANAGEMENT"), an English corporation, is an SEC registered investment adviser under the Investment Advisers Act of 1940. Global Asset Management provides investment management services to Japanese investment trusts and other accounts for institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Asset Management or other advisory agreements. Global Asset Management is a wholly-owned subsidiary of T. Rowe Price Group, Inc.


         T. Rowe Price Investment Services, Inc. ("INVESTMENT SERVICES"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which T. Rowe Price Associates, Inc. sponsors and serves as investment adviser (the "PRICE FUNDS"). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

         TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for, and engages in, the sale of certain investment related products prepared by Investment Services and T. Rowe Price Retirement Plan Services.

         T. Rowe Price Associates Foundation, Inc. (the "FOUNDATION"), was incorporated in 1981 (and is not a subsidiary of T. Rowe Price Associates, Inc.). The Foundation's overall objective is to improve the quality of life in the community at large by making charitable contributions to nonprofit organizations benefiting education, arts and culture, civic and community, and human services interests. In addition to grant making, the Foundation also has a very generous matching gift program whereby contributions its employees make to qualifying organizations of their choice are matched according to established guidelines.

         T. Rowe Price Services, Inc. ("PRICE SERVICES"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

         T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

         T. Rowe Price Trust Company ("TRUST COMPANY"), a wholly owned subsidiary of T. Rowe Price Associates, Inc., is a Maryland-chartered limited-service trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and non-qualified employee benefit plans, individual retirement accounts, and common trust funds.

         T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of T. Rowe Price Associates, Inc., it owns the technology rights, hardware, and software of T. Rowe Price Associates, Inc. and affiliated companies and provides technology services to them.

         TRPH Corporation, a wholly owned subsidiary of T. Rowe Price Associates, Inc., was organized in 1997 to acquire an interest in a UK-based corporate finance advisory firm.

         T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of T. Rowe Price Associates, Inc., was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership.

         T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by T. Rowe Price Associates, Inc. and invests in private financings of small companies with high growth potential; Threshold Fund Associates, Inc. is the General Partner of the partnership.

         T. Rowe Price Stable Asset Management, Inc. ("STABLE ASSET MANAGEMENT"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. Stable Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts issued by insurance companies and banks, as well as fixed income securities.

         T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of T. Rowe Price Associates, Inc. organized in 1988 for the purpose of serving as General Partner of T. Rowe Price Recovery Fund, L.P., a Delaware limited partnership which invests in financially distressed companies.

         T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with T. Rowe Price Associates, Inc. and T. Rowe Price Trust Company as its members) organized in 1996 to serve as General Partner of
T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

         T. Rowe Price (Canada), Inc. ("TRP CANADA") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission to provide advisory services to individual and institutional clients residing in Canada.

         T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of
T. Rowe Price Group, Inc., organized in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

         Since 1983, T. Rowe Price Associates, Inc. has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

         TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of T. Rowe Price Associates, Inc. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses
T. Rowe Price Associates' transfer agent, plan administrative services, retirement plan services, and operations support functions.

         TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

         TRP Suburban Third, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1999 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

         TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price Associates, Inc., is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

         T. Rowe Price Strategic Partners Fund II, L.P. is a Delaware limited partnership organized in 1992, for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of T. Rowe Price Strategic Partners Fund II, L.P. is T. Rowe Price Strategic Partners II, L.P., a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc.

         T. Rowe Price Advisory Services, Inc., ("ADVISORY SERVICES"), a wholly owned subsidiary of T. Rowe Price Group, Inc. was incorporated in Maryland in 2000 Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

         Listed below are the directors, executive officers and managing directors of T. Rowe Price Group, Inc. who have other substantial businesses, professions, vocations, or employment aside from their association with T. Rowe Price Associates, Inc.:


                     DIRECTORS OF T. ROWE PRICE GROUP, INC.

D. WILLIAM J. GARRETT, Director of T. Rowe Price Group, Inc. Mr. Garrett was the Group Chief Executive of Robert Fleming Holdings Limited from 1997 until 2000 when the company was acquired by the Chase Manhattan Corporation. He also served as a director of Rowe Price-Fleming International, Inc. (now T. Rowe Price International) from 1981 until 2000. Mr. Garrett's address is 13 Stanley Crescent, London W11 2NA, England.


JAMES H. GILLIAM, JR., Director of T. Rowe Price Group, Inc. Mr. Gilliam is an attorney, private investor and consultant; counsel to Knickerbocker LLC, a private investment company; and director or trustee at several institutions. Mr. Gilliam's address is: Brandywine Plaza, 105 Foulk Road, Suite 101, Wilmington, Delaware 19803.


DONALD B. HEBB, JR., Director of T. Rowe Price Group, Inc. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb's address is One South Street, 25th Floor, Baltimore, Maryland 21202.

RICHARD L. MENSCHEL, Director of T. Rowe Price Group, Inc. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P., an investment banking firm. Mr. Menschel's address is: 85 Broad Street, 2nd Floor, New York, New York 10004.

ANNE MARIE WHITTEMORE, Director of T. Rowe Price Group, Inc. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe L.L.P. and a Director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is: One James Center, Richmond, Virginia 23219.

All of the following directors of T. Rowe Price Group, Inc. are employees of T. Rowe Price Associates, Inc.


EDWARD C. BERNARD, Director and Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Insurance Agency, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Advisory Services, Inc.; Director of T. Rowe Price Services, Inc.; Vice President of TRP Distribution, Inc.; Chairman of the Board and Director of T. Rowe Price Savings Bank.

HENRY H. HOPKINS, Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.; Director of T. Rowe Price Insurance Agency, Inc.; Director and Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Recovery Fund Associates, Inc., T. Rowe Price Services, Inc., T. Rowe Price Threshold Fund Associates, Inc., T. Rowe Price Trust Company, TRP Distribution, Inc., and TRPH Corporation; Vice President of T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Stable Asset Management, Inc., and
T. Rowe Price Strategic Partners Associates, Inc.; Vice President of T. Rowe Price Recovery Fund II Associates, L.L.C.



JAMES A.C. KENNEDY, Director and Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; President and Director of T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc.


JOHN H. LAPORTE, JR., Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.


WILLIAM T. REYNOLDS, Director and Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Chairman of the Board and Director of T. Rowe Price Stable Asset Management, Inc.; Director of TRP Finance, Inc.and T. Rowe Price Global Asset Management Limited; Director and President of T. Rowe Price Recovery Fund Associates, Inc.; President of T. Rowe Price Recovery Fund II Associates, L.L.C.



JAMES S. RIEPE, Vice-Chairman of the Board, Director, and Managing Director of
T. Rowe Price Group, Inc.; Director and Managing Director of T. Rowe Price Associates, Inc.; Chairman of the Board, Director, President, and Trust Officer of T. Rowe Price Trust Company; Chairman of the Board and Director of T. Rowe Price (Canada), Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Investment Technologies, Inc., T. Rowe Price Retirement Plan Services, Inc., and
T. Rowe Price Services, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, T. Rowe Price Insurance Agency, Inc., TRPH Corporation, and T. Rowe Price Advisory Services, Inc.; Director and President of TRP Distribution, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.; and Director and Vice President of T. Rowe Price Stable Asset Management, Inc.



GEORGE A. ROCHE, Chairman of the Board, Director, Managing Director, and President of T. Rowe Price Group, Inc.; Director, Managing Director, and President of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of TRP Finance, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price

Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.


BRIAN C. ROGERS, Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.


M. DAVID TESTA, Vice Chairman of the Board, Chief Investment Officer, Director, and Managing Director of T. Rowe Price Group, Inc.; Chief Investment Officer, Director, and Managing Director of T. Rowe Price Associates, Inc.; Director, T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and TRPH Corporation; Chairman of the Board and Director of T. Rowe Price Global Asset Management Limited; Director and President of T. Rowe Price (Canada), Inc.; Director and Vice President of T. Rowe Price Trust Company.



MARTIN G. WADE, Director and Managing Director of T. Rowe Price Group, Inc.; Managing Director of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited; Director, T. Rowe Price Global Asset Management Limited.


                         ADDITIONAL EXECUTIVE OFFICERS


CRISTINA WASIAK, Managing Director and Chief Financial Officer of T. Rowe Price Group, Inc.; Director, TRP Finance, Inc.


  ADDITIONAL MANAGING DIRECTORS OF T. ROWE PRICE GROUP, INC. AND T. ROWE PRICE
                                ASSOCIATES, INC.


CHRISTOPHER ALDERSON, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, Inc.



PRESTON G. ATHEY, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.



BRIAN W.H. BERGHUIS, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.



STEPHEN W. BOESEL, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.



JOHN H. CAMMACK, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company.

JOHN R. FORD, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director, Chief Investment Officer, and Vice President of T. Rowe Price International, Inc.

MICHAEL A. GOFF, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and the President of T. Rowe Price Investment Technologies, Inc.



IAN D. KELSON, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, Inc.



GREGORY A. McCRICKARD, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Trust Company.



MARY J. MILLER, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.



NANCY M. MORRIS, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Stable Asset Management, Inc.; Director and Vice President of T. Rowe Price Trust Company; Director of T. Rowe Price Global Asset Management Limited.



GEORGE A. MURNAGHAN, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Investment Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price International, Inc.



EDMUND M. NOTZON III, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Trust Company.



WAYNE D. O'MELIA, Managing Director of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc.; Director and President of T. Rowe Price Services, Inc.; Director of T. Rowe Price Advisory Services, Inc.; Vice President of T. Rowe Price Trust Company.



LARRY J. PUGLIA, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price (Canada), Inc.



JOHN R. ROCKWELL, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and Senior Vice President of T. Rowe Price Retirement Plan Services, Inc.;

Director and Vice President of T. Rowe Price Stable Asset Management, Inc. and
T. Rowe Price Trust Company; Vice President of T. Rowe Price Investment Services, Inc.



R. TODD RUPPERT, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Chief Executive Officer, Director, and President of T. Rowe Price Global Asset Management Limited and T. Rowe Price Global Investment Services Limited; President and Director of TRPH Corporation; Vice President of
T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Trust Company.



ROBERT W. SMITH, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, Inc.



WILLIAM J. STROMBERG, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.



MARK J. VASELKIV, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price Recovery Fund Associates, Inc. and T. Rowe Price Recovery Fund II Associates, L.L.C.



CHARLES E. VIETH, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Retirement Plan Services, Inc.; Director and Vice President of T. Rowe Price Investment Services, Inc. and T. Rowe Price Services, Inc.; Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price Trust Company, and TRP Distribution, Inc.



DAVID J.L. WARREN, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director, Chief Executive Officer, and President of T. Rowe Price International, Inc.; Director of T. Rowe Price Global Asset Management Limited.



RICHARD T. WHITNEY, Managing Director of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Vice President of T. Rowe Price International, Inc. and
T. Rowe Price Trust Company.



         Certain directors and officers of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.


         See also "Management of the Funds," in Registrant's Statement of Additional Information.

ITEM 27. PRINCIPAL UNDERWRITERS


(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the T. Rowe Price family of mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., T. Rowe Price Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc.,
         T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., T. Rowe Price Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Tax-Efficient Funds, Inc., T. Rowe Price Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., T. Rowe Price Real Estate Fund, Inc., T. Rowe Price Developing Technologies Fund, Inc., and T. Rowe Price Global Technology Fund, Inc., T. Rowe Price U.S. Bond Index Fund, Inc., T. Rowe Price International Index Fund, Inc., and T. Rowe Price Institutional Income Funds, Inc.


         Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price

         Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.


NAME                                                               POSITIONS AND                   POSITIONS AND
                                                                   OFFICES WITH                    OFFICES WITH
                                                                   UNDERWRITER                     REGISTRANT
James S. Riepe                                                     Chairman of the Board           Director
                                                                   and Director
Edward C. Bernard                                                  President and Director          None
Henry H. Hopkins                                                   Vice President and Director     Vice President
Wayne D. O'Melia                                                   Vice President and Director     None
Charles E. Vieth                                                   Vice President and Director     None
Patricia M. Archer                                                 Vice President                  None
Steven J. Banks                                                    Vice President                  None
John T. Bielski                                                    Vice President                  None
John H. Boyd                                                       Vice President                  None
Darrell N. Braman                                                  Vice President                  None
Ronae M. Brock                                                     Vice President                  None
Edwin J. Brooks III                                                Vice President                  None
Meredith C. Callanan                                               Vice President                  None
John H. Cammack                                                    Vice President                  None
Ann R. Campbell                                                    Vice President                  None
Christine M. Carolan                                               Vice President                  None
Joseph A. Carrier                                                  Vice President                  None
Laura H. Chasney                                                   Vice President                  None
Renee M. Christoff                                                 Vice President                  None
Jerome A. Clark                                                    Vice President                  None
Joseph A. Crumbling                                                Vice President                  None
Christine S. Fahlund                                               Vice President                  None
Laurie L. Fierro                                                   Vice President                  None
Forrest R. Foss                                                    Vice President                  None
Thomas A. Gannon                                                   Vice President                  None
John R. Gilner                                                     Vice President                  None
John Halaby                                                        Vice President                  None
Douglas E. Harrison                                                Vice President                  None
David J. Healy                                                     Vice President                  None
Joseph P. Healy                                                    Vice President                  None
Walter J. Helmlinger                                               Vice President                  None
Salvador G. LaBella                                                Vice President                  None
Steven A. Larson                                                   Vice President                  None
Cynthia W. LaRue                                                   Vice President                  None
Gayle A. Lomax                                                     Vice President                  None
Gayatri Malik                                                      Vice President                  None
Sarah McCafferty                                                   Vice President                  None
Donald W. McCall                                                   Vice President                  None
Mark J. Mitchell                                                   Vice President                  None
Nancy M. Morris                                                    Vice President                  None
George A. Murnaghan                                                Vice President                  None
Steven E. Norwitz                                                  Vice President                  None
Edmund M. Notzon III                                               Vice President                  None
Barbara A. O'Connor                                                Vice President                  None
David Oestreicher                                                  Vice President                  None
Regina M. Pizzonia                                                 Vice President                  None
Kathleen G. Polk                                                   Vice President                  None
Pamela D. Preston                                                  Vice President                  None
Kylelane Purcell                                                   Vice President                  None
Suzanne J. Ricklin                                                 Vice President                  None
George D. Riedel                                                   Vice President                  None
James Robertson, Jr.                                               Vice President                  None
John R. Rockwell                                                   Vice President                  None
Christopher J. Rohan                                               Vice President                  None
Kenneth J. Rutherford                                              Vice President                  None
Alexander Savich                                                   Vice President                  None
Kristin E. Seeberger                                               Vice President                  None
John W. Seufert                                                    Vice President                  None
Donna B. Singer                                                    Vice President                  None
Carole H. Smith                                                    Vice President                  None
Scott Such                                                         Vice President                  None
Jerome Tuccille                                                    Vice President                  None
Walter Wdowiak                                                     Vice President                  None
Jane F. White                                                      Vice President                  None
Barbara A. O'Connor                                                Treasurer                       None
Theodore J. Zamerski III                                           Controller and Assistant Vice   None
                                                                   President
Barbara A. Van Horn                                                Secretary                       None
Kimberly B. Andersen                                               Assistant Vice President        None
Shane Baldino                                                      Assistant Vice President        None
Richard J. Barna                                                   Assistant Vice President        None
Catherine L. Berkenkemper                                          Assistant Vice President        None
Elizabeth A. Cairns                                                Assistant Vice President        None
Patricia Cannon                                                    Assistant Vice President        None
Jodi Ann Casson                                                    Assistant Vice President        None
Linsley G. Craig                                                   Assistant Vice President        None
Jon Derek Dry                                                      Assistant Vice President        None
Dominick J. Dunnigan                                               Assistant Vice President        None
Cheryl L. Emory                                                    Assistant Vice President        None
Bruce S. Fulton                                                    Assistant Vice President        None
John A. Galateria                                                  Assistant Vice President        None
Karen Glooch                                                       Assistant Vice President        None
Jason L. Gounaris                                                  Assistant Vice President        None
David A.J. Groves                                                  Assistant Vice President        None
Kristen L. Heerema                                                 Assistant Vice President        None
David A. Hueser                                                    Assistant Vice President        None
Shawn M. Isaacson                                                  Assistant Vice President        None
Patricia B. Lippert                                                Assistant Vice President        Secretary
Lois Lynch                                                         Assistant Vice President        None
Karen M. Magness                                                   Assistant Vice President        None
Amy L. Marker                                                      Assistant Vice President        None
C. Lillian Matthews                                                Assistant Vice President        None
Janice D. McCrory                                                  Assistant Vice President        None
John T. McGuigan                                                   Assistant Vice President        None
Daniel M. Middelton                                                Assistant Vice President        None
Andrew Miller                                                      Assistant Vice President        None
Laurie K. Mitchell                                                 Assistant Vice President        None
Clark P. Neel                                                      Assistant Vice President        None
Danielle Nicholson Smith                                           Assistant Vice President        None
JeanneMarie B. Patella                                             Assistant Vice President        None
Jean E. Ramos-Izquierdo                                            Assistant Vice President        None
Seamus A. Ray                                                      Assistant Vice President        None
Shawn D. Reagan                                                    Assistant Vice President        None
Jennifer L. Richardson                                             Assistant Vice President        None
Kristin M. Rodriguez                                               Assistant Vice President        None
Ramon D. Rodriguez                                                 Assistant Vice President        None
Deborah Seidel                                                     Assistant Vice President        None
Kevin C. Shea                                                      Assistant Vice President        None
Thomas L. Siedell                                                  Assistant Vice President        None
John A. Stranovsky                                                 Assistant Vice President        None
Nancy R. Tabor                                                     Assistant Vice President        None
Robyn S. Thompson                                                  Assistant Vice President        None
Judith B. Ward                                                     Assistant Vice President        None
William R. Weker, Jr.                                              Assistant Vice President        None
Natalie F. Widdowson                                               Assistant Vice President        None
Mary G. Williams                                                   Assistant Vice President        None
Linda C. Wright                                                    Assistant Vice President        None
Timothy R. Yee                                                     Assistant Vice President        None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

ITEM 29. MANAGEMENT SERVICES

         Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

ITEM 30. UNDERTAKINGS

(a)      Not applicable

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this June 24, 2002.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

         /s/William T. Reynolds
By:      William T. Reynolds
         Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title                 Date
---------                -----                 ----

/s/William T. Reynolds   Chairman of the Board  June 24, 2002
William T. Reynolds      (Chief Executive Officer)

/s/Joseph A. Carrier     Treasurer (Chief       June 24, 2002
Joseph A. Carrier        Financial Officer)

*                        Director               June 24, 2002
Calvin W. Burnett

*                        Director               June 24, 2002
Anthony W. Deering

*                        Director               June 24, 2002
Donald W. Dick, Jr.

*                        Director               June 24, 2002
David K. Fagin

*                        Director               June 24, 2002
F. Pierce Linaweaver

*                        Director               June 24, 2002
Hanne M. Merriman

/s/James S. Riepe        Director               June 24, 2002
James S. Riepe

*                        Director               June 24, 2002
John G. Schreiber

/s/M. David Testa        Director               June 24, 2002
M. David Testa

*                        Director               June 24, 2002
Hubert D. Vos

*                        Director               June 24, 2002
Paul M. Wythes

*/s/Henry H. Hopkins     Vice President and     June 24, 2002
Henry H. Hopkins         Attorney-In-Fact

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this June 24, 2002.

         T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

         /s/William T. Reynolds
By:      William T. Reynolds
         Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title                 Date
---------                -----                 ----

/s/William T. Reynolds   Chairman of the Board  June 24, 2002
William T. Reynolds      (Chief Executive Officer)

/s/Joseph A. Carrier     Treasurer (Chief       June 24, 2002
Joseph A. Carrier        Financial Officer)

*                        Director               June 24, 2002
Calvin W. Burnett

*                        Director               June 24, 2002
Anthony W. Deering

*                        Director               June 24, 2002
Donald W. Dick, Jr.

*                        Director               June 24, 2002
David K. Fagin

*                        Director               June 24, 2002
F. Pierce Linaweaver

*                        Director               June 24, 2002
Hanne M. Merriman

/s/James S. Riepe        Director               June 24, 2002
James S. Riepe

*                        Director               June 24, 2002
John G. Schreiber

/s/M. David Testa        Director               June 24, 2002
M. David Testa

*                        Director               June 24, 2002
Hubert D. Vos

*                        Director               June 24, 2002
Paul M. Wythes

*/s/Henry H. Hopkins     Vice President and     June 24, 2002
Henry H. Hopkins         Attorney-In-Fact

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this June 24, 2002.

         T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

         /s/Charles B. Hill
By:      Charles B. Hill
         President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title                 Date
---------                -----                 ----

/s/Charles B. Hill       President (Chief       June 24, 2002
Charles B. Hill          Executive Officer)

/s/Joseph A. Carrier     Treasurer (Chief       June 24, 2002
Joseph A. Carrier        Financial Officer)

*                        Director               June 24, 2002
Calvin W. Burnett

*                        Director               June 24, 2002
Anthony W. Deering

*                        Director               June 24, 2002
Donald W. Dick, Jr.

*                        Director               June 24, 2002
David K. Fagin

*                        Director               June 24, 2002
F. Pierce Linaweaver

*                        Director               June 24, 2002
Hanne M. Merriman

/s/William T. Reynolds   Director               June 24, 2002
William T. Reynolds

/s/James S. Riepe        Director               June 24, 2002
James S. Riepe

*                        Director               June 24, 2002
John G. Schreiber

/s/M. David Testa        Director               June 24, 2002
M. David Testa

*                        Director               June 24, 2002
Hubert D. Vos

*                        Director               June 24, 2002
Paul M. Wythes

*/s/Henry H. Hopkins     Vice President and     June 24, 2002
Henry H. Hopkins         Attorney-In-Fact

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this June 24, 2002.

         T. ROWE PRICE TAX-FREE INCOME FUND, INC.

         /s/William T. Reynolds
By:      William T. Reynolds
         Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title                 Date
---------                -----                 ----

/s/William T. Reynolds   Chairman of the Board  June 24, 2002
William T. Reynolds      (Chief Executive Officer)

/s/Joseph A. Carrier     Treasurer (Chief       June 24, 2002
Joseph A. Carrier        Financial Officer)

*                        Director               June 24, 2002
Calvin W. Burnett

*                        Director               June 24, 2002
Anthony W. Deering

*                        Director               June 24, 2002
Donald W. Dick, Jr.

*                        Director               June 24, 2002
David K. Fagin

*                        Director               June 24, 2002
F. Pierce Linaweaver

*                        Director               June 24, 2002
Hanne M. Merriman

/s/James S. Riepe        Director               June 24, 2002
James S. Riepe

*                        Director               June 24, 2002
John G. Schreiber

/s/M. David Testa        Director               June 24, 2002
M. David Testa

*                        Director               June 24, 2002
Hubert D. Vos

*                        Director               June 24, 2002
Paul M. Wythes

*/s/Henry H. Hopkins     Vice President and     June 24, 2002
Henry H. Hopkins         Attorney-In-Fact

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this June 24, 2002.

         T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

         /s/William T. Reynolds
By:      William T. Reynolds
         Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title                 Date
---------                -----                 ----

/s/William T. Reynolds   Chairman of the Board  June 24, 2002
William T. Reynolds      (Chief Executive Officer)

/s/Joseph A. Carrier     Treasurer (Chief       June 24, 2002
Joseph A. Carrier        Financial Officer)

*                        Director               June 24, 2002
Calvin W. Burnett

*                        Director               June 24, 2002
Anthony W. Deering

*                        Director               June 24, 2002
Donald W. Dick, Jr.

*                        Director               June 24, 2002
David K. Fagin

*                        Director               June 24, 2002
F. Pierce Linaweaver

*                        Director               June 24, 2002
Hanne M. Merriman

/s/James S. Riepe        Director               June 24, 2002
James S. Riepe

*                        Director               June 24, 2002
John G. Schreiber

/s/M. David Testa        Director               June 24, 2002
M. David Testa

*                        Director               June 24, 2002
Hubert D. Vos

*                        Director               June 24, 2002
Paul M. Wythes

*/s/Henry H. Hopkins     Vice President and     June 24, 2002
Henry H. Hopkins         Attorney-In-Fact